    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 18, 1996


                                                     1933 ACT FILE NO. 333-12123
                                                      1940 ACT FILE NO. 811-5410
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)

/ /         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/X/                      PRE-EFFECTIVE AMENDMENT NO. 1

                                      AND

/ /                     REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

/X/                             AMENDMENT NO. 21
                            ------------------------

                        PILGRIM AMERICA PRIME RATE TRUST
                      (FORMERLY PILGRIM PRIME RATE TRUST)
                 EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER

                             TWO RENAISSANCE SQUARE
                      40 NORTH CENTRAL AVENUE, SUITE 1200
                               PHOENIX, AZ 85004
 ADDRESS OF PRINCIPAL EXECUTIVE OFFICES (NUMBER, STREET, CITY, STATE, ZIP CODE)

                                 (800) 334-3344
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                               JAMES M. HENNESSY
                          PILGRIM AMERICA GROUP, INC.
                             TWO RENAISSANCE SQUARE
                      40 NORTH CENTRAL AVENUE, SUITE 1200
                               PHOENIX, AZ 85004

 NAME AND ADDRESS (NUMBER, STREET, CITY, STATE, ZIP CODE) OF AGENT FOR SERVICE


                                   COPIES TO:

      JEFFREY S. PURETZ                               STEVEN N. ROBINSON
    DECHERT PRICE & RHOADS                    CLEARY, GOTTLIEB, STEEN & HAMILTON
     1500 K STREET, N.W.                             1752 N STREET, N.W.
    WASHINGTON, D.C. 20005                          WASHINGTON, D.C. 20036

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================



                                                PROPOSED MAXIMUM  PROPOSED MAXIMUM
     TITLE OF SECURITIES        AMOUNT BEING   OFFERING PRICE PER AGGREGATE OFFERING     AMOUNT OF
      BEING REGISTERED           REGISTERED           UNIT             PRICE        REGISTRATION FEE
-----------------------------------------------------------------------------------------------------
Shares of Beneficial Interest
  (without par value)........ 22,588,788 shares      $9.56(1)     $215,948,813(1)   $74,465.11(1)(2)
-----------------------------------------------------------------------------------------------------
Shares of Beneficial Interest
  (without par value)........   64,932 shares       $9.58(3)        $622,049(3)        $188.50(3)
================================================================================================


(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(d) under the Securities Act of 1933 on the basis of net asset value per share on September 13, 1996.

(2) Previously paid.


(3) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(d) under the Securities Act of 1933 on the basis of net asset value per share on October 15, 1996.

                            ------------------------

THIS REGISTRATION STATEMENT SHALL HEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8(A) OF THE SECURITIES ACT OF 1933.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        PILGRIM AMERICA PRIME RATE TRUST

                             CROSS-REFERENCE SHEET


ITEM NO.                   CAPTION                             LOCATION IN PROSPECTUS
--------   ----------------------------------------  -------------------------------------------
                                             PART A
      1.   Outside Front Cover.....................  Front Cover Page
      2.   Inside Front and Outside Back Cover
           Page....................................  Front Cover Page
      3.   Fee Table and Synopsis..................  Prospectus Summary; Trust Expenses
      4.   Financial Highlights....................  Financial Highlights and Investment
                                                     Performance -- Financial Highlights Table
      5.   Plan of Distribution....................  Front Cover Page; Prospectus Summary; The
                                                     Offer; Distribution Arrangements
      6.   Selling Shareholders....................  Not Applicable
      7.   Use of Proceeds.........................  Use of Proceeds
      8.   General Description of the Registrant...  Front Cover Page; Prospectus Summary;
                                                     Financial Highlights and Investment
                                                     Performance -- Portfolio Characteristics
                                                     and Composition; Financial Highlights and
                                                     Investment Performance -- Trading and Net
                                                     Asset Value Information; The Offer;
                                                     Description of the Common Shares;
                                                     Investment Objectives and Policies; Risk
                                                     Factors and Special Considerations; General
                                                     Information on Senior Loans
      9.   Management..............................  Prospectus Summary; Investment Management
                                                     and Other Services
     10.   Capital Stock, Long-Term Debt, and Other
           Securities..............................  Front Cover Page; Description of the Common
                                                     Shares; Dividends and Distributions --
                                                     Distribution Policy; Dividends and
                                                     Distributions -- Dividend Reinvestment and
                                                     Cash Purchase Plan; Tax Matters
     11.   Defaults and Arrears on Senior
           Securities..............................  Not Applicable
     12.   Legal Proceedings.......................  Not Applicable
     13.   Table of Contents of Statement of
           Additional Information..................  Table of Contents of Statement of
                                                     Additional Information


                                             PART B
     14.   Cover Page..............................  Cover Page
     15.   Table of Contents.......................  Table of Contents
     16.   General Information and History.........  Change of Name
     17.   Investment Objective and Policies.......  Additional Information About Investments
                                                     and Investment Techniques; Investment
                                                     Restrictions
     18.   Management..............................  Trustees and Officers
     19.   Control Persons and Principal Holders of
           Securities..............................  Trustees and Officers; Prospectus:
                                                     Description of the Common Shares

ITEM NO.                   CAPTION                             LOCATION IN PROSPECTUS
--------   ----------------------------------------  -------------------------------------------
     20.   Investment Advisory and Other
           Services................................  Investment Management and Other Services;
                                                     Prospectus: Investment Management and Other
                                                     Services; Prospectus: Experts
     21.   Brokerage Allocation and Other
           Practices...............................  Portfolio Transactions
     22.   Tax Status..............................  Tax Matters
     23.   Financial Statement.....................  Prospectus: Financial Statements

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PROSPECTUS
--------------------------------------------------------------------------------


                    18,122,976 Shares of Beneficial Interest


                        PILGRIM AMERICA PRIME RATE TRUST

               Issuable Upon Exercise of Non-Transferable Rights
              to Subscribe for Such Shares of Beneficial Interest

                      New York Stock Exchange Symbol: PPR
--------------------------------------------------------------------------------

Pilgrim America Prime Rate Trust (the "Trust") is issuing to its shareholders ("Shareholders") of record as of the close of business on October 18, 1996 (the "Record Date") non-transferable rights (the "Rights") entitling the holders thereof to subscribe for up to an aggregate of 18,122,976 shares of beneficial interest of the Trust ("Common Shares" or "Shares"), at the rate of ONE COMMON SHARE FOR EACH FIVE RIGHTS HELD (the "Offer"). Shareholders of record will receive one NON-TRANSFERABLE right for each Share held and Shareholders who fully exercise their Rights will have, subject to certain limitations and subject to allotment, an OVER-SUBSCRIPTION privilege (the "Over-Subscription Privilege"). Fractional shares will not be issued upon the exercise of Rights. The Rights are non-transferable and will not be admitted for trading on the New York Stock Exchange (the "NYSE") or any other exchange. Shares of the Trust trade on the NYSE under the symbol "PPR." See "The Offer." THE SUBSCRIPTION PRICE (THE "SUBSCRIPTION PRICE") PER SHARE WILL BE 97.5% OF THE LOWER OF (a) THE AVERAGE OF THE LAST REPORTED SALES PRICE OF A SHARE OF THE TRUST'S COMMON SHARES ON THE NYSE ON NOVEMBER 12, 1996 (THE "PRICING DATE") AND THE FOUR PRECEDING BUSINESS DAYS OR (b) THE NET ASSET VALUE ("NAV") PER SHARE AS OF THE PRICING DATE.



THE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON NOVEMBER 12, 1996 (THE "EXPIRATION DATE"). FOR ADDITIONAL INFORMATION REGARDING THE OFFER, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION (THE "INFORMATION AGENT") AT (800) 733-8481, EXTENSION 350.


The Trust is a diversified, closed-end management investment company. The Trust's investment objective is to seek as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve its objective by investing in interests in variable or floating-rate senior collateralized corporate loans ("Senior Loans"), the interest rates of which float periodically based upon a benchmark indicator of prevailing interest rates. Investment in the Trust involves certain risks and special considerations, including risks associated with the Trust's use of leverage. See "Risk Factors and Special Considerations." The Trust's Investment Manager is Pilgrim America Investments, Inc. ("PAII" or the "Investment Manager"). The address of the Trust is Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.


The Trust announced the Offer after the close of trading on the NYSE on September 16, 1996. The NAV of the Common Shares at the close of business on
September 16, 1996 and October 18, 1996 was $9.57 and $          , respectively,
and the last reported sales prices per Common Share on the NYSE for those dates
was $9.875 and $          , respectively.



As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Trust than they owned prior to the Offer. In addition, because the Subscription Price per Share will be less than the current NAV per Share, the Offer will result in an immediate dilution of the NAV per Share for all existing shareholders. Such dilution, which might be substantial, is not currently determinable because it is not known how many Shares will be subscribed for, what the NAV or market price of the Common Shares will be on the Pricing Date or what the Subscription Price will be. Shareholders will experience a decrease in the NAV per Share held by them, irrespective of whether they exercise all or any portion of their Rights. See "The Offer" and "Risk Factors and Special Considerations."

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
     CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

                                                Estimated              Estimated        Estimated Proceeds to
                                          Subscription Price(1)      Sales Load(2)            Trust(3)
--------------------------------------------------------------------------------------------------------------
Per Share................................            $                     $                      $
--------------------------------------------------------------------------------------------------------------
Total Maximum............................            $                     $                      $
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

                                                Footnotes set forth on next page
--------------------------------------------------------------------------------


INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE. A Statement of Additional Information dated October 18, 1996 (the "SAI") containing additional information about the Trust has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of
contents of which appears on page   of this Prospectus, may be obtained without
charge by contacting the Trust at (800) 331-1080.


                                DEALER MANAGERS
PRUDENTLAL SECURLTLES INCORPORATED                           MERRILL LYNCH & CO.


October 18, 1996

(continued from previous page)


(1) Estimated on the basis of the NAV per share of the Trust's Common Shares on October 18, 1996. Pursuant to the Over-Subscription Privilege, the Trust may increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. If the Trust increases the number of Shares subject to subscription by 25%, the total maximum Estimated Subscription Price will
    be approximately $          , the total maximum Estimated Sales Load will be
    approximately $          , and the total maximum Estimated Proceeds to the
    Trust will be approximately $          .


(2) In connection with the Offer, the Trust has agreed to pay Prudential Securities Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Dealer Managers") a fee for their financial advisory, marketing and soliciting services equal to 3.5% of the aggregate Subscription Price for the Shares issued pursuant to the Offer and to reimburse Prudential Securities Incorporated for out-of-pocket expenses up to $150,000. The Dealer Managers will reallow to certain broker-dealers a concession of 2.25% of the Subscription Price per Share for Shares issued pursuant to the Offer. See "Distribution Arrangements." These fees and expense reimbursement will be borne by the Trust and indirectly by all of the Trust's Shareholders, including those who do not exercise their Rights. The Trust and the Investment Manager have agreed to indemnify the Dealer Managers against certain liabilities under the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended (the "Investment Company Act").

(3) Before deduction of expenses incurred by the Trust, estimated at approximately $________, including $150,000 to be paid to Prudential Securities Incorporated for reimbursement of their expenses.

                               PROSPECTUS SUMMARY


The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the information in this Prospectus assumes 100% participation in the Primary Subscription and that the allowable increase of 25% of the Shares offered hereby pursuant to the Over-Subscription Privilege will not occur.


                             THE OFFER AT A GLANCE


------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
  The Offer                      The Trust is issuing to Record Date Shareholders one non-
                                 transferable Right for each share held entitling
                                 Shareholders to subscribe for Shares of the Trust at the
                                 rate of one Common Share for each five Rights.
------------------------------------------------------------------------------------------
  Subscription Price             The Subscription Price will be 97.5% of the lower of (a)
                                 the average of the last reported sales price per Common
                                 Share on the NYSE on the Pricing Date and the four
                                 preceding business days or (b) the NAV per Share as of
                                 the Pricing Date.
------------------------------------------------------------------------------------------
  Over-Subscription Privilege    Shareholders who fully exercise their Rights may have,
                                 subject to certain limitations and subject to allotment,
                                 a privilege to subscribe for additional Shares. The Trust
                                 may, at its discretion, issue up to an additional 25% of
                                 the Shares available in the Offer to honor over-
                                 subscriptions.
------------------------------------------------------------------------------------------
  Purpose of Offer               The Trust's Investment Manager believes that increasing
                                 the Trust's assets through the Offer will improve the
                                 Trust's competitive position within the Senior Loan
                                 market. While there can be no assurance that potential
                                 benefits will be realized, improving the Trust's
                                 competitive position is intended to:
                                 - increase income from investments over time;
                                 - allow the Trust to increase its average investment size
                                 while maintaining portfolio diversification; and
                                 - enhance the Trust's ability in the secondary Senior
                                 Loan market to generate cash for new investments and to
                                 sell Senior Loans at a profit.
                                 PAII believes the Offer will reduce the Trust's operating
                                 costs per share.
                                 The Offer affords Shareholders the opportunity to
                                 purchase additional Shares of the Trust at a price that
                                 will be below market value and NAV at the Expiration
                                 Date.
                                 (See "The Offer -- Purpose of the Offer.")
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
  Use of Proceeds                It is expected that net proceeds of the Offer will be
                                 used to pay down the Trust's outstanding borrowings, and
                                 therefore will be invested in Senior Loans consistent
                                 with the Trust's investment policies almost immediately.
                                 PAII believes that the Trust's monthly dividend will not
                                 be reduced as a result of the Offer, although there can
                                 be no assurance of this. (See "Use of Proceeds.")
------------------------------------------------------------------------------------------
  How to Obtain Subscription     Contact your broker.
  Information
                                 Contact the Information Agent toll-free at (800)
                                 733-8481, extension 350.
------------------------------------------------------------------------------------------
  How to Subscribe               Shareholders may subscribe in one of the two following
                                 ways:
                                        Deliver a completed Exercise Form and payment
                                        to the Subscription Agent by the Expiration
                                        Date.
                                        If your Shares are held in a brokerage or bank
                                        account, have your broker or bank deliver a
                                        Notice of Guaranteed Delivery to the Subscription
                                        Agent by the Expiration Date.
------------------------------------------------------------------------------------------
  Subscription Agent             State Street Bank and Trust Company
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
IMPORTANT DATES TO REMEMBER:
  Record Date..........................................................
                                                                          October 18, 1996
  Subscription Period..................................................
                                                                         October 21, 1996-
                                                                         November 12, 1996
  Deadline for delivery of Exercise Form together with payment of
  Estimated Subscription Price or for delivery of Notice of Guaranteed
  Delivery.............................................................
                                                                         November 12, 1996
  Expiration Date and Pricing Date.....................................
                                                                         November 12, 1996
  Deadline for payment pursuant to Notice of Guaranteed Delivery.......
                                                                         November 15, 1996
  Confirmation Date to Registered Shareholders.........................
                                                                         November 27, 1996
  For Registered Shareholder Purchases -- deadline for payment of unpaid balance if final Subscription Price is higher than Estimated
  Subscription Price...................................................
                                                                          December 6, 1996
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

                             THE TRUST AT A GLANCE


------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
  The Trust                                  The Trust is a diversified, closed-end
                                             management investment company organized as a
                                             Massachusetts business trust. As of October
                                             18, 1996, the Trust's NAV was $[       ].
------------------------------------------------------------------------------------------
  NYSE Listed                                As of August 31, 1996, the Trust had
                                             90,614,878 Shares outstanding, which are
                                             traded on the NYSE under the symbol "PPR." As
                                             of October 18, 1996, the last reported sales
                                             price of a Share of the Trust was $[       ].
                                             The Rights are non-transferable and therefore
                                             will not be admitted for trading on the NYSE.
------------------------------------------------------------------------------------------
  Investment Objective                       To obtain as high a level of current income
                                             as is consistent with the preservation of
                                             capital.
------------------------------------------------------------------------------------------
  Primary Investment Strategy                The Trust seeks to achieve its investment
                                             objective by acquiring interests in Senior
                                             Loans with interest rates that float
                                             periodically based on a benchmark indicator
                                             of prevailing interest rates, such as the
                                             prime rate or London Inter-Bank Offered Rate
                                             ("LIBOR"). The Trust may also employ
                                             techniques such as borrowing for investment
                                             purposes. There can be no assurance that the
                                             Trust will achieve its investment objective.
------------------------------------------------------------------------------------------
  Diversification                            The Trust maintains a diversified investment
                                             portfolio. As a diversified management
                                             investment company, the Trust, with respect
                                             to 75% of its total assets, may invest no
                                             more than 5% of the value of its total assets
                                             in any one issuer (other than the U.S.
                                             Government). This strategy of diversification
                                             is intended to manage risk by limiting
                                             exposure to any one issuer.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
  General Investment Guidelines              Under normal circumstances, at least 80% of
                                             the Trust's assets is invested in Senior
                                             Loans.
                                             A maximum of 25% of the Trust's assets is
                                             invested in any one industry.
                                             The Trust only invests in Senior Loans in
                                             U.S. corporations or corporations domiciled
                                             in Canada or U.S. territories and
                                             possessions, and the Senior Loans must be
                                             denominated in U.S. dollars.
------------------------------------------------------------------------------------------
  Distributions                              Income dividends are declared and paid
                                             monthly. Income dividends may be distributed
                                             in cash or reinvested in additional full and
                                             fractional shares through the Trust's
                                             Dividend Reinvestment and Cash Purchase Plan.
------------------------------------------------------------------------------------------
  Investment Manager                         Pilgrim America Investments, Inc.
------------------------------------------------------------------------------------------
  Administrator                              Pilgrim America Group, Inc.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

              RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE


This Prospectus contains certain statements that may be deemed to be "forward-looking statements." Actual results could differ materially from those projected in the forward-looking statements as a result of uncertainties set forth below and elsewhere in the Prospectus. For additional information, see "Risk Factors and Special Considerations".



------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
  Dilution                                   The Offer will result in dilution.
                                             Record Date Shareholders who do not fully
                                             exercise their Rights will experience as a
                                             result of the Offer: dilution of NAV per
                                             Share; dilution of a proportionate ownership
                                             interest in the Trust; and dilution of voting
                                             power.
                                             Also, an immediate dilution of the NAV per
                                             Share will be experienced by all
                                             Shareholders, regardless of whether they
                                             exercise any or all of their rights, because
                                             the Subscription Price will be less than the
                                             current NAV per Share, and the number of
                                             Shares outstanding after the Offer will
                                             increase by a greater percentage than the
                                             increase in the size of the Trust's assets.
------------------------------------------------------------------------------------------
  Discount                                   The Trust's Shares may trade at a discount to
                                             NAV. This is a risk separate and distinct
                                             from the risk that the Trust's NAV will
                                             decrease.
------------------------------------------------------------------------------------------
  Credit Risk                                Investment in the Trust involves the risk
                                             that borrowers under Senior Loans may default
                                             on obligations to pay principal and interest
                                             when due, and the risk that the Trust's
                                             investment objective may not be realized.
------------------------------------------------------------------------------------------
  Limited Secondary Market                   Because of a limited secondary market for
                                             Senior Loans, the Trust may be limited in its
                                             ability to sell portfolio holdings to
                                             generate gains or avoid losses.
------------------------------------------------------------------------------------------
  Leverage                                   The Trust may borrow for investment purposes,
                                             which increases both investment opportunity
                                             and investment risk.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------


                            ------------------------

                                 TRUST EXPENSES


The following table is intended to assist the Trust's investors in understanding the various costs and expenses associated with investing in the Trust through the exercise of Rights.(1)



                                                                NET ASSETS        NET ASSETS
                                                                   PLUS             WITHOUT
                                                               BORROWINGS(2)     BORROWINGS(3)
                                                               -------------     -------------
    Shareholder Transaction Expenses
      Sales Load (as a percentage of Subscription
         Price)(4)...........................................       3.50%             3.50%
      Dividend Reinvestment and Cash Purchase Plan Fees......       NONE              NONE
    Annual Expenses (as a percentage of net assets
      attributable to Common Shares)
      Management and Administrative Fees(5)..................       1.17%             0.94%
      Other Operating Expenses(6)............................       0.31%             0.26%
                                                                    ----              ----
    Total Annual Expenses before Interest Expense............       1.48%             1.20%
      Interest Expense on Borrowed Funds.....................       2.00%             0.00%
                                                                    ----              ----
              Total Annual Expenses(7).......................       3.48%             1.20%
                                                                    ====              ====


---------------

(1) The calculations in the fee table above are based on the Trust's expenses as a ratio of net assets. Certain expenses of the Trust, such as management and administrative fees, are calculated on the basis of net assets plus borrowings. If the Trust's expenses are calculated on the basis of net assets plus borrowings (including borrowings equal to 25% of net assets), the annual expenses in the fee table would read as follows:



        Annual Expenses (as a percentage of net assets
          plus borrowings attributable to Common Shares)
          Management and Administrative Fees..................................  0.88%
          Other Operating Expenses............................................  0.23%
                                                                                ----
        Total Annual Expenses before Interest Expense.........................  1.11%
          Interest Expense on Borrowed Funds..................................  1.50%
                                                                                ----
                  Total Annual Expenses.......................................  2.61%



(2) Expenses are calculated based upon the Trust's net assets plus outstanding borrowings (at 25% of net assets) and are shown as a ratio of net assets.



(3) Expense ratios are calculated based upon net assets of the Trust and assume that no borrowings have been made.



(4) The Trust has agreed to pay the Dealer Managers a fee for their financial advisory, marketing and soliciting services equal to 3.5% of the aggregate Subscription Price for the Shares issued pursuant to the Offer and to reimburse Prudential Securities Incorporated for out-of-pocket expenses up to $150,000. Total offering expenses are estimated to be $________. In addition, the Trust has agreed to pay a fee to the Subscription Agent and the Information Agent estimated to be $150,000 and $56,000, respectively, which includes reimbursement for their out-of-pocket expenses related to the Offer. These fees will be borne by the Trust and indirectly by all of the Trust's Shareholders, including those who do not exercise their Rights. See "Distribution Arrangements."



(5) Pursuant to an Investment Management Agreement with the Trust, PAII is entitled to receive a fee of 0.85% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, up to $700 million; 0.75% of the average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $700 million up to $800 million; and 0.65% of the average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $800 million. PAII has agreed to reduce its management fee for a period of three years from the Expiration Date to 0.60% on that portion of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $1.15 billion. See "Investment

    Management and Other Services -- Investment Manager." Pursuant to its Administration Agreement with the Trust, Pilgrim America Group, Inc. ("PAGI" or the "Administrator"), the Trust's Administrator, is entitled to receive a fee of 0.15% of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, up to $800 million; and 0.10% of the average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $800 million. See "Investment Management and Other Services -- The Administrator."



(6) "Other Operating Expenses" are based on estimated amounts for the current fiscal year.



(7) The indicated 3.48% expense ratio assumes that the Offer is fully
    subscribed, yielding estimated net proceeds of approximately $[          ]
    million (with an estimated Subscription Price of $          per share) and
    that, as a result, based on the Trust's net assets of $[            ] on
    October 18, 1996, the net assets attributable to Shareholders would be
    $[            ].



                         EXAMPLE                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
    --------------------------------------------------  -------     -------     -------     --------
    You would pay the following expenses on a $1,000
      investment, assuming a 5% annual return and
      where the Trust has borrowed....................    $69        $ 138       $ 209        $397
    You would pay the following expenses on a $1,000
      investment, assuming a 5% annual return and
      where the Trust has not borrowed................    $47        $  72       $  99        $175



    This hypothetical example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses above remain the same in the years shown. See also Note (7) above for assumptions made in calculating the expenses in this hypothetical example. The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the Commission applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust's Shares. For more complete descriptions of certain of the Trust's costs and expenses, see "Investment Management and Other Services."


    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                FINANCIAL HIGHLIGHTS AND INVESTMENT PERFORMANCE

FINANCIAL HIGHLIGHTS TABLE


The table below sets forth selected financial information which has been derived from the financial statements in the Trust's Annual Report dated as of February 29, 1996 and Semi-Annual Report dated as of August 31, 1996. For the fiscal year ended February 29, 1996, the information in the table below has been audited by KPMG Peat Marwick, LLP, independent certified public accountants. For all periods ending prior to February 29, 1996, the financial information was audited by the Trust's former auditors, Tait, Weller & Baker, independent certified public accountants. This information should be read in conjunction with the Financial Statements and Notes thereto included in the Trust's February 29, 1996 Annual Report to Shareholders and August 31, 1996 Semi-Annual Report to Shareholders, which contain further information about the Trust's performance, and which are available to Shareholders upon request and without charge.


              SIX MONTHS
                ENDED                                    YEAR ENDED FEBRUARY 28*
              AUGUST 31,         -----------------------------------------------------------------------
                 1996            1996(6)      1995          1994       1993       1992           1991
              ----------         --------   --------      --------   --------   --------      ----------
PER SHARE
  OPERATING
 PERFORMANCE
NAV,
  beginning
  of
  period....   $   9.61          $   9.66   $  10.02      $  10.05   $   9.96   $   9.97      $    10.00
               --------          --------   --------      --------   --------   ----------    ----------
Net
  investment
  income....       0.40              0.89       0.74          0.60       0.60       0.76            0.98
Net realized
  and
  unrealized
  gain
  (loss) on
investment..      (0.01)            (0.08)      0.07         (0.05)      0.01      (0.02)          (0.05)
               --------          --------   --------      --------   --------   ----------    ----------
Increased in
  NAV from
  investment
  operations...    0.39              0.81       0.81          0.55       0.61       0.74            0.93
               --------          --------   --------      --------   --------   ----------    ----------
Distributions
  from net
  investment
  income....      (0.40)            (0.86)     (0.73)        (0.60)     (0.57)     (0.75)          (0.96)
               --------          --------   --------      --------   --------   ----------    ----------
Reduction in
  NAV from
  rights
 offering...         --                --      (0.44)           --         --         --              --
               --------          --------   --------      --------   --------   ----------    ----------
Increase in
  NAV from
  repurchase
  of capital
  stock.....         --                --         --          0.02       0.05         --              --
               --------          --------   --------      --------   --------   ----------    ----------
NAV, end of
  period....   $   9.60          $   9.61   $   9.66      $  10.02   $  10.05   $   9.96      $     9.97
               ========          ========   ========      ========   ========   ==========    ==========
Closing
  market
  price at
  end of
  period....   $   9.88          $   9.50   $   8.75      $   9.25   $   9.13   $     --      $       --
               ========          ========   ========      ========   ========   ==========    ==========
TOTAL RETURN
Total
  investment
  return
  based on
  closing
  market
 price(3)...       8.40%            19.19%      3.27%(5)      8.06%     10.89%        --              --
Total
  investment
  return
  based on
  NAV(4)....       4.18%             9.21%      5.24%(5)      6.28%      7.29%      7.71%           9.74%
RATIOS/SUPPLEMENTAL
  DATA
Net assets,
  end of
  period
  (thousands)...  $867,306       $862,938   $867,083      $719,979   $738,810   $874,104      $1,158,224
Ratios to
  average
  net
  assets:
 Expenses...       1.58%(1)          1.23%      1.30%         1.31%      1.42%      1.42%(2)        1.38%
  Net
  investment
   income...       8.41%(1)          9.23%      7.59%         6.04%      5.88%      7.62%(2)        9.71%
Portfolio
  turnover
  rate......         42%               88%       108%           87%        81%        53%             55%

                             MAY 12,
                            1988** TO
                           FEBRUARY 28,
                1990           1989
               -------     ------------
PER SHARE
  OPERATING
 PERFORMANCE
NAV,
  beginning
  of
  period....   $ 10.00       $  10.00
               --------      --------
Net
  investment
  income....      1.06           0.72
Net realized
  and
  unrealized
  gain
  (loss) on
investment..        --             --
               --------      --------
Increased in
  NAV from
  investment
  operations      1.06           0.72
               --------      --------
Distribution
  from net
  investment
  income....     (1.06)         (0.72)
               --------      --------
Reduction in
  NAV from
  rights
 offering...        --             --
               --------      --------
Increase in
  NAV from
  repurchase
  of capital
  stock.....        --             --
               --------      --------
NAV, end of
  period....   $ 10.00       $  10.00
               ========      ========
Closing
  market
  price at
  end of
  period....   $    --       $     --
               ========      ========
TOTAL RETURN
Total
  investment
  return
  based on
  closing
  market
 price(3)...        --             --
Total
  investment
  return
  based on
  NAV(4)....     11.13%          7.35%
RATIOS/SUPPLEMENTAL
  DATA
Net assets,
  end of
  period
  (thousands   $1,036,470    $252,998
Ratios to
  average
  net
  assets:

 Expenses...      1.46%(2)       1.18%(1)(2)
  Net
  investment
   income...     10.32%(2)       9.68%(1)(2)
Portfolio
  turnover
  rate......       100%            49%
Shares
 outstanding
  at end of
  period
  (thousands   103,600         25,294
Average
  daily
  balance of
  debt
 outstanding
  during the
  period
  (thousands   $    --       $     --
Average
  monthly
  shares
 outstanding
  during the
  period
  (thousands        --             --
Average
  amount of
  debt per
  share
  during the
period(7)...   $    --       $     --


---------------
 * Or February 29, if applicable.

** Commencement of operations.

(1) Annualized.

(2) Prior to the waiver of expenses, the ratio of expenses to average net assets was 1.95% (1), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratio of net investment income to average net assets was 8.91%(1), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989 and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.


(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the Shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return at closing market price for the periods prior to the year ended February 28, 1993 is not presented since market values for the Trust's Shares were not available.



(4) Total investment return at NAV has been calculated assuming a purchase at NAV at the beginning of each period and a sale at NAV at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's Shares.



(5) Calculation of total return excludes the effect of the per share dilution resulting from the rights offering in 1995 as the total account value of a fully subscribed Shareholder was minimally impacted.


(6) PAII, the Trust's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.

(7) Prior to May 2, 1996, the Trust borrowed to enable it to purchase its Shares in connection with periodic tender offers. On May 2, 1996, the Trust received shareholder approval to borrow for investment purposes. As of August 31, 1996, the Trust had outstanding borrowings of $197,000,000 under a $285 million line of credit. See "Policy on Borrowing" in this section.

TRUST CHARACTERISTICS AND COMPOSITION



The following tables set forth certain information with respect to the characteristics and the composition of the Trust's investment portfolio in terms of percentages of total investments as of August 31, 1996.


      --------------------------------------------------------------------


                             TRUST CHARACTERISTICS



        Net Assets...................................................  $  867,305,590
        Assets Invested in Senior Loans..............................  $1,049,886,435
        Total Number of Senior Loans.................................             105
        Average Amount Outstanding per Senior Loan...................  $    9,998,918
        Total Number of Industries...................................              28
        Year to Date Portfolio Turnover Rate.........................              42%
        Average Amount Invested per Industry.........................  $   37,495,944
        Weighted Average Days to Interest Rate Reset.................         38 days
        Average Senior Loan Maturity.................................       67 months
        Average Age of Senior Loans Held in Portfolio................       10 months


      --------------------------------------------------------------------


  -----------------------------------------         -----------------------------------------
          LARGEST SENIOR LOANS HELD                          LARGEST INDUSTRY GROUPS
        (AS A % OF TOTAL INVESTMENTS)                     (AS A % OF TOTAL INVESTMENTS)
  -----------------------------------------         -----------------------------------------
  KMart Corp..........................  4.7%        Aerospace Products & Services.......  8.9%
  Riverwood International Corp........  2.8%        General Merchandise Retailing.......  8.6%
  Smith's Food & Drug Co..............  2.5%        Media/Broadcast.....................  8.3%
  Favorite Brands International.......  2.3%        Diversified Manufacturing...........  7.7%
  Community Health Systems............  1.9%        Food Stores.........................  7.0%
  Graco Children's Products, Inc......  1.9%        Electronic Equipment................  5.7%
  Liberty House, Inc..................  1.9%        Food/Tobacco Products & Services....  4.8%
  Ralph's Grocery Co..................  1.7%        Industrial Equipment................  4.1%
  MTF Acquisition Corp................  1.7%        Health Care Services................  3.9%
  Lifestyle Furnishings
    International.....................  1.6%        Paper Products......................  3.7%
  ------------------------------------              -----------------------------------------


POLICY ON BORROWING


Beginning in May of 1996, the Trust began a policy of borrowing for investment purposes. This policy was approved by shareholders of the Trust at a meeting held on May 2, 1996. The Trust has entered into a four-year credit agreement ("Credit Facility") with a syndicate of banks providing for a revolving line of credit of up to $285 million with interest payable by the Trust at a variable rate of LIBOR or the federal funds rate plus 0.50% of outstanding borrowings plus a 0.125% fee on unused credit. As of August 31, 1996, the Trust had outstanding borrowings of $197,000,000. Because additional income producing investments can be acquired with borrowed proceeds, borrowing has the potential to increase the Trust's total income.


The Trust is permitted to borrow up to 33 1/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings. Upon completion of the Offer, the Trust intends to increase the Trust's Credit Facility and use the proceeds for investment purposes. No assurance can be given that the terms on the new borrowings under the Trust's Credit Facility will be the same as the current terms. See "Risk Factors and Special Considerations -- Borrowing and Leverage."

TRADING AND NAV INFORMATION


The following table shows, for the Trust's Shares for the periods indicated: (1) the high and low closing prices on the NYSE; (2) the NAV represented by each of the corresponding high and low closing prices on the NYSE; and (3) the discount or premium to NAV per Share (expressed as a percentage) represented by these closing prices. The table also sets forth the aggregate number of Shares traded on the NYSE during the respective quarter.


                                                                    PREMIUM/(DISCOUNT)
                                  PRICE                NAV               TO NAV
                             ----------------   -----------------   -----------------      REPORTED
                              HIGH      LOW      HIGH       LOW      HIGH       LOW       NYSE VOLUME
                             -------   ------   -------   -------   ------     ------     -----------
CALENDAR QUARTER ENDED
March 31, 1994.............  $ 9.500   $9.000   $10.010   $ 9.960    (5.10)%    (9.64)%   15,317,700
June 30, 1994..............    9.875    9.375    10.050     9.980    (1.74)     (6.06)    14,307,500
September 30, 1994.........   10.000    9.750    10.090    10.090    (0.89)     (3.37)    11,814,700
December 31, 1994..........    9.875    9.000    10.090    10.060    (2.13)    (10.53)    15,590,400
March 31, 1995.............    9.000    8.375    10.040     9.650   (10.36)    (13.21)    24,778,200
June 30, 1995..............    9.250    8.750     9.650     9.620    (4.15)     (9.04)    16,974,600
September 30, 1995.........    9.375    8.875     9.660     9.660    (2.95)     (8.13)    15,325,900
December 31, 1995..........    9.500    9.000     9.630     9.620    (1.35)     (6.45)    16,428,200
March 31, 1996.............    9.625    9.250     9.550     9.590     0.79      (3.55)    17,978,300
June 30, 1996..............    9.750    9.375     9.580     9.580     1.78      (2.14)    13,187,700
September 30, 1996.........   10.000    9.375     9.560     9.570     4.60      (2.04)    15,821,000


The following chart shows, for the Trust's Shares for the period indicated: (1) the closing price of the Shares on the NYSE; (2) the NAV of the Shares; and (3) the discount or premium to NAV.


  DATE        PRICE       NAV      % PREM
11/4/94        9.688     10.050      -3.61
11/11/94       9.750     10.060      -3.08
11/18/94       9.875     10.070      -1.94
11/25/94       9.625     10.080      -4.51
12/2/94        9.750     10.010      -2.60
12/9/94        9.250     10.050      -7.96
12/16/94       9.250     10.060      -8.05
12/23/94       9.125       n.a.       n.a.
12/30/94       9.125     10.030      -9.02
1/6/95         8.875     10.030     -11.52
1/13/95        8.750     10.060     -13.02
1/20/95        8.625     10.080     -14.43
1/27/95        8.500     10.090     -15.76
2/3/95         8.625      9.660     -10.71
2/10/95        8.750      9.610      -8.95
2/17/95        8.750      9.630      -9.14
2/24/95        8.625      9.650     -10.62
3/3/95         8.750      9.660      -9.42
3/10/95        8.750      9.610      -8.95
3/17/95        8.750      9.630      -9.14
3/24/95        8.750      9.650      -9.33
3/31/95        8.750      9.670      -9.51
4/7/95         8.750      9.610      -8.95
4/14/95        8.750      9.620      -9.04
4/21/95        8.875      9.640      -7.94
4/28/95        8.875      9.660      -8.13
5/5/95         8.875      9.600      -7.55
5/12/95        8.875      9.620      -7.74
5/19/95        9.000      9.640      -6.64
5/26/95        8.875      9.660      -8.13
6/2/95         9.000      9.670      -6.93
6/9/95         9.125      9.620      -5.15
6/16/95        9.000      9.630      -6.54
6/23/95        9.125      9.650      -5.44
6/30/95        9.125      9.650      -5.44
7/7/95         9.125      9.600      -4.95
7/14/95        9.000      9.620      -6.44
7/21/95        8.875      9.630      -7.84
7/28/95        9.000      9.650      -6.74
8/4/95         9.125      9.670      -5.64
8/11/95        9.000      9.610      -6.35
8/18/95        9.125      9.620      -5.15
8/25/95        9.250      9.640      -4.05
9/1/95         9.250      9.670      -4.34
9/8/95         9.250      9.610      -3.75
9/15/95        9.375      9.630      -2.65
9/22/95        9.250      9.640      -4.05
9/29/95        9.375      9.660      -2.95
10/6/95        9.375      9.610      -2.45
10/13/95       9.375      9.620      -2.55
10/20/95       9.250      9.640      -4.05
10/27/95       9.250      9.660      -4.24
11/3/95        9.125      9.670      -5.64
11/10/95       9.000      9.620      -6.44
11/17/95       9.250      9.620      -3.85
11/24/95       9.125      9.650      -5.44
12/1/95        9.125      9.670      -5.64
12/8/95        9.250      9.610      -3.75
12/15/95       9.375      9.630      -2.65
12/22/95       9.375      9.630      -2.65
12/29/95       9.250      9.580      -3.44
1/5/96         9.375      9.590      -2.24
1/12/96        9.375      9.600      -2.34
1/19/96        9.375      9.620      -2.55
1/26/96        9.375      9.620      -2.55
2/2/96         9.313      9.640      -3.40
2/9/96         9.375      9.580      -2.14
2/16/96        9.375      9.590      -2.24
2/23/96        9.500      9.610      -1.14
3/1/96         9.375      9.610      -2.45
3/8/96         9.375       n.a.       n.a.
3/15/96        9.375      9.570      -2.04
3/22/96        9.375      9.590      -2.24
3/29/96        9.625      9.610        .16
4/5/96         9.500      9.540       -.42
4/12/96        9.625      9.550        .79
4/19/96        9.625      9.570        .57
4/26/96        9.500      9.580       -.84
5/3/96         9.625      9.600        .26
5/10/96        9.500      9.560       -.63
5/17/96        9.625      9.570        .57
5/24/96        9.625      9.590        .36
5/31/96        9.500      9.610      -1.14
6/7/96         9.625      9.560        .68
6/14/96        9.750      9.570       1.88
6/21/96        9.625      9.590        .36
6/28/96        9.750      9.610       1.46
7/5/96         9.750      9.550       2.09
7/12/96        9.625      9.570        .57
7/19/96        9.625      9.580        .47
7/26/96        9.750      9.600       1.56
8/2/96         9.813      9.620       2.00
8/9/96         9.875      9.560       3.29
8/16/96        9.875      9.580       3.08
8/23/96        9.875      9.600       2.86
8/30/96        9.875      9.600       2.86
9/6/96         9.875       n.a.       n.a.
9/13/96       10.000      9.560       4.60
9/20/96        9.625      9.580        .47
9/27/96        9.875      9.600       2.86
10/4/96        9.875      9.620       2.65
10/11/96       9.750      9.570       1.88


Source: BLOOMBERG Financial Markets.


Immediately prior to the Trust's announcement of the Offer on September 16, 1996 and on October 18, 1996, the last reported sale price of a share of the Trust's
Common Shares on the NYSE was $9.875 and $          , respectively. The Trust's
NAV on September 16, 1996 and on October 18, 1996 was $9.57 and $          ,
respectively. See "NAV" in the SAI. On September 16, 1996, the last reported sale price of a share of the Trust's Common Shares on the NYSE ($9.875) represented a 3.19% premium above NAV ($9.57) as of that date. On October 18, 1996, the last reported sale price of a share of the Trust's Common Shares on
the NYSE represented a [premium above][discount to] NAV of ($          ) as of
that date.



The Trust's Shares have traded in the market above, at, and below NAV since March 9, 1992, when the Trust's Shares were listed on the NYSE. The Trust cannot predict whether its shares will trade in the future at a premium or discount to NAV, and if so, the level of such premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV.

INVESTMENT PERFORMANCE

Morningstar Ratings


For the three and five year periods ended August 31, 1996, the Trust had a five star and a four star Morningstar risk-adjusted performance rating, respectively, when rated among 92 and 63 taxable bond funds. The Trust's overall rating through August 31, 1996, is four stars(1). For the three-year and five-year periods ended August 31, 1996, the Trust's risk score placed the Trust first out of 30 and 25 Corporate Bond -- General funds, respectively. For the three-year and five-year periods ended August 31, 1996, the Trust's risk score placed the Trust third out of the universe of 415 and 230 closed-end funds, respectively(2). Morningstar's risk score evaluates an investment company's downside volatility relative to all other investment companies in its class.


Lipper Rankings

According to Lipper Analytical Services, Inc. ("Lipper") (a company that calculates and publishes rankings of closed-end and open-end management investment companies), in the five-year period ended August 31, 1996, the Trust ranked in first place among all funds in the Loan Participation Category of Closed-End Funds, defined by Lipper to include closed-end management investment companies that invest in Senior Loans. Investors should note that past performance is no assurance of future results.


                   PERIODS ENDED                                     TOTAL       NUMBER OF FUNDS
                  AUGUST 31, 1996                   RANKING(3)     RETURN(3)     IN CATEGORY(4)
    --------------------------------------------    ----------     ---------     ---------------
    One year....................................         1            8.35%             7
    Three years.................................         1           27.55%             6
    Five years..................................         1           43.91%             5


---------------

(1) The Trust's overall rating is based upon a weighted average of its performance for the three-year and five-year periods ended August 31, 1996.



(2) Morningstar's taxable bond fund category includes Corporate Bond -- General, Government Bond, International Bond and Multisector Bond funds. On Morningstar's risk-adjusted performance rating system, funds falling into the top 10% of all funds within their category are awarded five stars and funds in the next 22.5% receive four stars. Morningstar ratings are calculated from the fund's three, five and ten-year returns (with fee adjustment) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The ratings are subject to change every month. To determine a fund's risk score, Morningstar ranks funds within the Corporate Bond -General category and the closed end universe for the three, five and ten-year periods based upon their downside volatility compared to a 90-day Treasury bill.



(3) Ranking is based on total return. Total return is measured on the basis of NAV at the beginning and end of each period, assuming the reinvestment of all dividends and distributions, and reflects a January 1995 rights offering. The Trust's expenses were partially waived for the fiscal year ended February 29, 1992.



(4) This category includes other closed-end investment companies that, unlike the current practices of the Trust, offer their shares continuously and have conducted periodic tender offers for their shares. These practices may have affected the total return of these companies.

COMPARATIVE PERFORMANCE -- TRAILING 12 MONTH AVERAGE


Presented below are distribution rates for the Trust. Also shown are distribution rates of a composite of other investment companies with investment objectives and policies comparable to those of the Trust. In addition, presented below are various benchmark indicators of interest and borrowing rates. The distribution rates for the Trust and the composite of the other investment companies are calculated using actual distributions annualized for the preceeding twelve months.





                 COMPOSITE
                     OF          PILGRIM AMERICA
                 COMPARABLE         PRIME RATE            PRIME            60 DAY
                 FUNDS(2),(3)      TRUST(1),(3)          RATE(4)          LIBOR(5)
TRAILING 12 MONTHS
Jan-91              9.54%              9.68%               9.92%            8.15%
Feb-91              9.48%              9.63%               9.83%            8.03%
Mar-91              9.40%              9.50%               9.75%            7.86%
Apr-91              9.32%              9.39%               9.67%            7.65%
May-91              9.24%              9.21%               9.54%            7.45%
Jun-91              9.02%              9.06%               9.42%            7.27%
Jul-91              8.86%              8.91%               9.29%            7.10%
Aug-91              8.65%              8.76%               9.17%            6.90%
Sep-91              8.47%              8.58%               9.00%            6.66%
Oct-91              8.26%              8.41%               8.83%            6.44%
Nov-91              8.03%              8.20%               8.63%            6.15%
Dec-91              7.77%              8.00%               8.38%            5.87%
Jan-92              7.58%              7.78%               8.13%            5.63%
Feb-92              7.37%              7.56%               7.92%            5.41%
Mar-92              7.16%              7.42%               7.71%            5.24%
Apr-92              6.98%              7.23%               7.50%            5.06%
May-92              6.80%              7.10%               7.33%            4.89%
Jun-92              6.70%              6.96%               7.17%            4.71%
Jul-92              6.55%              6.81%               6.96%            4.49%
Aug-92              6.37%              6.67%               6.75%            4.31%
Sep-92              6.21%              6.57%               6.58%            4.12%
Oct-92              6.05%              6.48%               6.42%            3.97%
Nov-92              5.90%              6.38%               6.29%            3.88%
Dec-92              5.84%              6.26%               6.25%            3.81%
Jan-93              5.73%              6.19%               6.21%            3.73%
Feb-93              5.70%              6.14%               6.17%            3.64%
Mar-93              5.67%              6.08%               6.13%            3.55%
Apr-93              5.69%              6.06%               6.08%            3.48%
May-93              5.60%              6.05%               6.04%            3.42%
Jun-93              5.51%              6.01%               6.00%            3.36%
Jul-93              5.47%              5.99%               6.00%            3.35%
Aug-93              5.45%              6.00%               6.00%            3.33%
Sep-93              5.44%              5.97%               6.00%            3.33%
Oct-93              5.45%              5.89%               6.00%            3.32%
Nov-93              5.44%              5.91%               6.00%            3.28%
Dec-93              5.48%              5.93%               6.00%            3.27%
Jan-94              5.50%              5.95%               6.00%            3.27%
Feb-94              5.49%              5.97%               6.00%            3.32%
Mar-94              5.48%              6.01%               6.02%            3.36%
Apr-94              5.39%              6.06%               6.08%            3.45%
May-94              5.45%              6.15%               6.19%            3.55%
Jun-94              5.55%              6.25%               6.29%            3.67%
Jul-94              5.64%              6.37%               6.40%            3.80%
Aug-94              5.75%              6.47%               6.54%            3.94%
Sep-94              5.91%              6.60%               6.69%            4.11%
Oct-94              6.01%              6.73%               6.83%            4.28%
Nov-94              6.17%              6.86%               7.04%            4.50%
Dec-94              6.37%              7.07%               7.25%            4.74%
Jan-95              6.55%              7.28%               7.46%            4.99%
Feb-95              6.77%              7.48%               7.71%            5.20%
Mar-95              7.04%              7.70%               7.94%            5.40%
Apr-95              7.24%              7.91%               8.13%            5.56%
May-95              7.39%              8.09%               8.27%            5.69%
Jun-95              7.58%              8.25%               8.42%            5.80%
Jul-95              7.66%              8.40%               8.54%            5.89%
Aug-95              7.75%              8.54%               8.63%            5.97%
Sep-95              7.81%              8.66%               8.71%            6.03%
Oct-95              7.88%              8.76%               8.79%            6.06%
Nov-95              7.91%              8.87%               8.81%            6.05%
Dec-95              7.86%              8.89%               8.81%            6.00%
Jan-96              7.88%              8.91%               8.81%            5.93%
Feb-96              7.82%              8.89%               8.75%            5.86%
Mar-96              7.69%              8.83%               8.69%            5.79%
Apr-96              7.58%              8.76%               8.63%            5.74%
May-96              7.55%              8.71%               8.56%            5.69%
Jun-96              7.42%              8.66%               8.50%            5.64%
Jul-96              7.37%              8.62%               8.46%            5.62%
Aug-96              7.31%              8.59%               8.42%            5.59%


---------------

(1) The distribution rate is the annualization of the Trust's distributions per share, divided by the NAV of the Trust at month-end. For the one-year and five-year periods ended February 29, 1996 and the period of May 12, 1988 (inception of the Trust) to February 29, 1996, the Trust's annual total returns, based on NAV and assuming all rights were exercised, were 9.21%, 7.74%, and 8.58%, respectively. The Trust's 30-day standardized SEC yields as of February 29, 1996 were 8.08% at NAV and 8.17% at market. The Trust's expenses were partially waived for the fiscal year ended February 29, 1992.


(2) The composite represents an unweighted average for investment companies included in the Lipper Loan Participation category of closed-end funds (for funds excluding the Trust in existence for the entire period shown). The distribution rate is a composite based on the annualization of each investment company's distributions per share, divided by the NAV of that investment company at month-end. The closed-end investment companies reflected in the composite, unlike the current practices of the Trust, offer their shares continuously and have conducted periodic tender offers for their shares. These practices may have affected the distributions of these companies.


(3) The distribution rate is based solely on the actual dividends and distributions, which are, made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.


(4) Source: BLOOMBERG Financial Markets.


(5) Source: IDD/Tradeline. The LIBOR rate is the London Inter-Bank Offer Rate and is the benchmark for determining the interest paid on approximately 80% to 85% of the Senior Loans in the Trust's portfolio. Generally, the yield on such loans has reflected, during the periods presented an approximately 2% or more premium to LIBOR.

COMPARISON OF EXPENSE RATIOS


The chart below depicts the annual total expense ratios of the Trust compared to the annual expense ratios of a composite of other investment companies with investment objectives and policies comparable to those of the Trust. The Trust has maintained a lower total expense ratio than the composite group throughout most of the 1990's. The expense ratios for some of the funds included in the composite group may reflect the expenses of borrowing, and the expense ratios for the Trust do not reflect expenses of any significant borrowing. The Trust began borrowing for investment purposes in June, 1996, and will incur interest expenses on these borrowings.


                                                    Pilgrim
                                 Composite of    America Prime
                                  Comparable         Rate
                                   Funds(1)       Trust(2,3)
1991                                      1.47            1.38
1992                                      1.51            1.42
1993                                      1.56            1.42
1994                                      1.60            1.31
1995                                      1.48            1.30

---------------

(1) The composite represents an unweighted average for investment companies included in the Lipper Loan Participation category of closed-end funds (for funds excluding the Trust in existence for the entire period shown). Expense ratios for investment companies in the composite reflect any fee waivers applicable during the years presented.



(2) The Trust's expenses were partially waived for the fiscal year ended February 29, 1992. Prior to the waiver of expenses, the Trust's ratio of expenses to average daily net assets was 1.44%.


(3) For the twelve month period ended February 29, 1996, the Trust's total expense ratio was 1.23%. For more information on the Trust's expenses, including the expenses of borrowing, see "Trust Expenses."

                                   THE OFFER

TERMS OF THE OFFER


The Trust is issuing to Record Date Shareholders non-transferable Rights to subscribe for an aggregate of 18,122,976 Shares of the Trust. Each such Shareholder is being issued one non-transferable Right for each full Common Share owned on the Record Date. The Rights entitle the holder to acquire at the Subscription Price (as hereinafter defined) one Share for each five Rights held. Rights may be exercised at any time during the Subscription Period, which commences on October 21, 1996 and ends at 5:00 p.m., Eastern Standard Time, on November 12, 1996. A Shareholder's right to acquire during the Subscription Period at the Subscription Price one additional Share for each five Rights held is hereinafter referred to as the "Primary Subscription." A Shareholder who exercises Rights pursuant to the Primary Subscription is hereinafter referred to as an "Exercising Shareholder." Fractional shares will not be issued upon the exercise of Rights. Shareholders who receive, and who are left with, a number of Rights which are not in a multiple of five will be unable to exercise such Rights and will not be entitled to receive any cash in lieu thereof. The Rights are non-transferable, and, therefore, may not be purchased or sold. Only the underlying Shares will be listed for trading on the NYSE or any other exchange.



Any Shareholder who fully exercises all Rights issued to him or her (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for additional Shares (the "Over-Subscription Privilege"). For purposes of determining the number of Shares a Shareholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose Shares are held of record by Cede & Co. Inc. ("Cede"), nominee for The Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment or increase, as is more fully discussed under "The Offer -- Over-Subscription Privilege."


The Offer affords Record Date Shareholders the opportunity to purchase the Trust's Common Shares at a price that will be below the market price and NAV of the Shares at the Expiration Date. The Offer, however, will result in a decrease in the NAV per share of the Common Shares, thus adversely affecting all shareholders.

The Rights will be evidenced by Exercise Forms which will be mailed to Record Date Shareholders. Rights may be exercised by completing an Exercise Form and delivering it, together with payment (in the manner described below), either by means of (i) a check or money order or (ii) a Notice of Guaranteed Delivery to the Subscription Agent during the Subscription Period. The method by which Rights may be exercised and Shares paid for is set forth below in "Exercise of Rights" and "Payment for Shares."

PURPOSE OF THE OFFER

As discussed below, the Board of Trustees of the Trust has determined that it is in the best interests of the Trust and its Shareholders to make the Offer for several reasons. The Board of Trustees considered the proposal for the Offer at several meetings, including a meeting at which the Independent Trustees met without management present to discuss the Offer. The Board, including all of the Independent Trustees, unanimously approved the Offer. The Trustees concluded that increasing the assets of the Trust would be beneficial to the Trust and its Shareholders. However, there can be no assurance that the anticipated benefits discussed herein will occur as a result of increasing the assets of the Trust.

Improving Competitive Position Within the Market. PAII advised the Trustees that increasing the assets of the Trust is important to sustaining the Trust's ability to compete effectively with other lenders for Senior Loans. PAII informed the Trustees that it believes that to obtain optimal terms on Senior Loans and to have an opportunity to review the largest variety of Senior Loan opportunities, the asset base of the Trust should be increased. Recently, increased numbers of lending institutions have entered the Senior Loan market, and the asset size of other comparable Senior Loan funds has increased in relation to the size of the Trust. For information on Senior Loans and the Senior Loan market, see "General Information on Senior Loans."

PAII advised the Board that the lenders with the most assets to invest generally are offered a larger number of opportunities to invest in offerings of Senior Loans. Thus, there is a concern that if the Trust's assets are not increased, as assets of comparable funds continue to grow and as new institutional investors become active in the Senior Loan market, the competitive ability of the Trust to invest in Senior Loans on favorable terms may be harmed. With an increased asset base as a result of the Offer and an increased ability to leverage the Trust's portfolio, PAII believes the Trust would be offered the opportunity to invest in Senior Loans from a larger universe of potential offerings, which PAII believes would have the benefits described below.

     Potential to Increase Income on Investments. As a result of a larger asset base and the resulting increased access to Senior Loan opportunities, it is expected that the Trust will have greater opportunities to enter into certain Senior Loans on relatively more favorable terms than are currently available to the Trust. PAII's experience has been that lenders who acquire a relatively larger portion of a Senior Loan are able to obtain a larger share of fees generated upon entering into Senior Loans ("arrangement fees"). In particular, PAII believes that acquisition of larger portions of Senior Loans will enhance the Trust's ability to act as co-agent, thereby generating greater income from the investment. Increased loan size and increased co-agent opportunities may increase the Trust's income per share. While there can be no assurance that these benefits will be achieved, PAII believes that larger net assets would improve the Trust's ability to attain proportionately larger income in changing markets.

     Increasing Investment Size While Maintaining Portfolio Diversification. PAII believes that larger commitments are necessary to obtain Senior Loans on relatively attractive terms. The Trust, however, is a diversified investment company and therefore is limited in the percentage of its assets that can be invested in any one issuer. With respect to 75% of the Trust's total assets, no more than 5% of the value of its total assets may be invested in any one issuer. PAII expects that with a larger asset base, the Trust will have greater flexibility to make the commitments of the size necessary to be more competitive in attracting favorable Senior Loan opportunities without compromising the Trust's diversification or risking the Trust's qualification as a diversified investment company. In addition, with a larger asset base and increased access to Senior Loans, PAII should have greater flexibility in assessing credit risks.

     Potential to Seek Opportunities in the Secondary Market to Generate Fees and Capital Gains. With an increased amount of assets, PAII believes that the Trust will be able to make larger commitments in Senior Loans. PAII believes that larger commitments may enhance opportunities to trade Senior Loans more easily in the secondary market. Enhanced access to the secondary market could benefit the Trust in several ways. First, the Trust may have greater flexibility to liquidate positions and reallocate proceeds to new Senior Loans which offer additional arrangement fee opportunities. Second, increased access to the secondary market would provide the Trust with greater opportunity to seek gains from sales of the Senior Loan interests as well as give the Trust additional flexibility to sell Senior Loans to seek to avoid losses.

Potential Reduction in Operating Costs Per Share. The Trustees were advised by PAII that the Trust could potentially achieve additional economies of scale as a result of an increase in total assets. In particular, the Trustees believe that a well-subscribed Offer would tend to reduce the Trust's expenses as a proportion of average net assets per share. There can be no assurance, however, that such a reduction will occur as a result of increasing the asset size of the Trust.

Opportunity to Purchase Below NAV. In addition, the Trustees have concluded that the Offer affords existing Shareholders the opportunity to purchase additional shares of the Trust at a price that will be below market value and NAV at the Expiration Date. However, Shareholders who do not fully exercise their Rights will own, upon completion of the Offer, a smaller proportional interest in the Trust than they owned prior to the Offer. The Board of Trustees took this into account by adopting the subscription price formula applicable to the Offer and selecting a Rights ratio by which dilution could be minimized.

Special Considerations. The Trustees noted that PAII and its parent company, PAGI, will benefit from the Offer because their respective fees for investment management and administrative services are based on the net assets of the Trust, plus the proceeds of any outstanding borrowings. It is not possible to state precisely the amount of additional compensation PAII and PAGI will receive as a result of the Offer because it is not known how many Shares will be subscribed, and because the proceeds of the Offer will be invested in additional portfolio securities that may fluctuate in value. In addition, the amount of proceeds from outstanding borrowings will fluctuate. However, in the event that all the Rights are exercised in full based on the Estimated
Subscription Price of $          per share, PAII and PAGI would receive
additional fees for investment management and administrative services of
approximately $          and $          , respectively, per annum as a result of
the increase in assets under management. In addition, in the event that all Rights are exercised in full based upon the Estimated Subscription Price of
$          per share, and the Trust were to borrow an additional $          ,
PAII and PAGI would receive additional fees for investment management and
administrative services of approximately $[          ] and $[          ],
respectively, per annum as a result of the increase in assets attributed to such borrowed amounts. PAII has undertaken to reduce from 0.65% per year to 0.60% per year the portion of its management fee related to average daily net assets, plus the proceeds of any outstanding borrowings, on that portion of the Trust's assets over $1.15 billion, effective upon the Final Payment Date for a minimum of three years from the Expiration Date. In addition, certain Officers and Trustees of the Trust owning Shares in the Trust have indicated that they will exercise the Rights issued to them in the Offer and will purchase the Trust's Shares in the Primary Subscription. Those Officers and Trustees may elect to purchase additional amounts of the Trust's Shares in the Over-Subscription Privilege; such election will disproportionately increase their already existing ownership, resulting in a higher percentage of ownership of the Trust's outstanding Common Shares.



The Trust held one prior rights offering in January 1995. At that time, the Trust had a different investment manager and portfolio manager and a substantially different Board of Trustees. Further, the primary market for Senior Loans was undergoing an expansion. See "General Information on Senior Loans -- Market Overview." For these and other reasons, it is difficult for the Trust to assess the results of the prior rights offering. The stated purposes of the 1995 offering included increasing the assets of the Trust to enable the Trust to purchase larger portions of Senior Loans and thereby obtain greater income from investments and to allow the Trust to assume a larger role in the market for Senior Loans. The rights offering prospectus also stated that the offering was expected to decrease expenses of the Trust's Shareholders because of economies of scale.



It is difficult to assess the impact of the prior rights offering on the Trust's income. The spread between the yield distributed to the Trust's Shareholders (as a percentage of NAV) and the prime rate increased as a result of the 1995 rights offering. From January 1, 1994 to the expiration date of the prior offer on January 31, 1995, the average spread was -0.168%. In the period following the offering, (February 1995 to August 1996), the spread averaged 0.121%. While there was no sustained impact on the average size of the Senior Loans in the Trust's portfolio and the percentage of fee income to total income has not increased, the Trust generally has achieved a distribution rate that equals or exceeds the prime rate and has increased its yield advantage over that of a composite of funds in its peer group. See "Investment Performance."



The Trust achieved economies of scale as a result of the 1995 rights offering. The Trust's expense ratio for the year ended February 29, 1996 was 1.23% compared with expense ratios of 1.30%, 1.31%, and 1.42% for the fiscal years ended February 28, 1995, 1994, and 1993, respectively. The Trust's expense ratio for the six-month period ended August 31, 1996 was 1.58%. The higher ratio for this period is largely attributable to the commencement of borrowing by the Trust during this period. Without borrowing the ratio would be 1.27%. Expenses after the last rights offering, however, are not indicative of what expenses will be after the current rights offering.



The current Offer differs significantly in several respects from the prior rights offering, so that it is difficult to assess the precedential value of the distribution expenses of the prior offering. The rights in the prior offering were transferable while the Rights issued pursuant to the current Offer are non-transferable. In the prior rights offering, one share was issued for each four rights held, whereas the present Offer grants one share for each five rights held. At the time of the announcement of the 1995 rights offering, the Trust's shares were trading at a discount to NAV. For several months, prior to the announcement of the present Offer, shares have been trading at a premium to NAV. See "Financial Highlights and Investment Performance -- Trading and NAV Information." In the prior rights offering, shares were offered at 95% of the lesser of (i) the Trust's NAV per share at the close of business on the date the offer expired and (ii) the average of the closing prices of the Trust's shares on the date the offer expired and the preceding four trading dates. The Subscription Price in the current offer is 97.5% as of comparable dates. The dilution was 4.4% in the 1995 rights offering. The extent of dilution that will occur depends upon the amount by which the Subscription Price is less than NAV on the date new Shares are issued.

The Trust may, in the future and at its discretion, choose to make additional offerings of its Common Shares from time to time for a number of Shares and on terms which may or may not be similar to this Offer. Any such future offering will be made in accordance with the Investment Company Act.

OVER-SUBSCRIPTION PRIVILEGE

If some Shareholders do not exercise all of the Rights initially issued to them in the Primary Subscription, any Shares for which subscriptions have not been received from Shareholders will be offered by means of the Over-Subscription Privilege to the Exercising Shareholders. Exercising Shareholders who exercise on Primary Subscription all of the Rights initially issued to them will be asked to indicate on the Exercise Form (at the time they submit the Exercise Form with respect to the Rights issued to them) how many Shares they would like to purchase pursuant to the Over-Subscription Privilege. See "Exercise of Rights" for a description of the exercise of the Over-Subscription Privilege through the use of DTC Participant Over-Subscription Forms. If sufficient Shares remain as a result of unexercised Rights, all over-subscriptions will be honored in full.

The Trust may, at its discretion, issue up to an additional 25% of the Shares to honor over-subscriptions, if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions. To the extent the Trust determines not to issue additional Shares to honor all over-subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them, so that the number of Shares issued to Exercising Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares held by them on the Record Date.

The percentage of remaining Shares each over-subscribing Exercising Shareholder may acquire will be rounded down to result in delivery of whole Shares. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis. The Trust will provide interested Exercising Shareholders who so request with an accounting of how the Over-Subscription Privilege allocation was determined.

Nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription privilege may be exercised as to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full.

THE SUBSCRIPTION PRICE


The Subscription Price per Share will be 97.5% of the lower of (a) the average of the last reported sales price per share of the Trust's Common Shares on the NYSE on November 12, 1996 (the "Pricing Date") and the four preceding business days or (b) the NAV per share as of the Pricing Date. Since the Expiration Date and the Pricing Date are each November 12, 1996, Shareholders who choose to exercise their Rights will not know at the time of exercise the Subscription Price for Shares acquired pursuant to such exercise.



The Trust announced the Offer on September 16, 1996. The NAV per share of Common Shares at the close of business on September 16, 1996 (the date on which the
Trust announced the Offer) and on October 18, 1996 was $9.57 and $          ,
respectively, and the average of the closing sale prices of a share of the Trust's Common Shares on the NYSE for such dates and the four trading dates
immediately preceding those dates was $9.90 and $          , respectively. See
"Net Asset Value" in the SAI. There is no minimum number of Rights which must be exercised in order for the Offer to close.


EXPIRATION OF THE OFFER


The Offer will expire at 5:00 p.m., Eastern Standard Time, on November 12, 1996. Rights will expire on the Expiration Date and thereafter may not be exercised.

Any extension, termination, or amendment will be followed as promptly as practical by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., Eastern Standard Time, on the next business day following the previously scheduled Expiration Date. The Trust will not, unless otherwise obligated by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Trust deems appropriate.

SUBSCRIPTION AGENT


State Street Bank and Trust Company, P.O. Box 9061, Boston, Massachusetts 02205 will perform administrative, processing, invoice, and other services as Subscription Agent in connection with the Offer. Signed Exercise Forms should be sent to the Subscription Agent by one of the methods described below. Shareholders may also subscribe for the Offer by contacting their brokers and nominees. The Trust reserves the right to accept Exercise Forms actually received on a timely basis at any of the addresses listed.



The Subscription Agent will receive a fee for its services estimated to be $150,000, including reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is the parent of Investors Fiduciary Trust Company ("IFTC") which serves as the Trust's transfer agent, dividend paying agent, registrar, custodian, and recordkeeper.

--------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                  EXERCISE FORM
                 DELIVERY METHOD                            ADDRESS/NUMBER
     ---------------------------------------  -------------------------------------------
     By Mail................................  Pilgrim America Prime Rate Trust
                                              c/o State Street Bank and Trust Company
                                              P.O. Box 9061
                                              Boston, MA 02205
     By Hand to New York Delivery Window....  Pilgrim America Prime Rate Trust
                                              c/o Banc Boston Trust Company of New York
                                              55 Broadway, 3rd Floor
                                              New York, NY 10006
     By Express Mail or Overnight Courier...  Pilgrim America Prime Rate Trust
                                              c/o Boston EquiServe
                                              150 Royall Street
                                              Mail Stop #45-02-53
                                              Canton, MA 02021
     By Notice of Guaranteed Delivery.......  Contact your broker-dealer, trust company, bank, or other nominee to notify the Trust
                                              of your intent to exercise the Rights.

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                                       21

INFORMATION AGENT

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                    The Information Agent for the Offer is:

                     Shareholder Communications Corporation
                    17 State Street -- 27th and 28th Floors
                            New York, New York 10004

                    Toll Free: (800) 733-8481, Extension 350


Shareholders may also contact Pilgrim America Group, Inc., toll free at (800) 331-1080, or their brokers or nominees for information with respect to the Offer.



The Information Agent will receive a fee estimated to be $56,000 including reimbursement for all out-of-pocket expenses related to the Offer.


EXERCISE OF RIGHTS

Rights may be exercised by completing and signing the reverse side of the Exercise Form which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Exercise Form to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Completed Exercise Forms and related payments must be received by the Subscription Agent prior to 5:00 p.m. on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth above. Rights may also be exercised through an Exercising Shareholder's broker, who may charge such Exercising Shareholder a servicing fee.


Record Date Shareholders who are issued fewer than five Rights or Exercising Shareholders who hold fewer than five Rights or who, upon exercising their Rights, are left with fewer than five Rights will not be able to exercise such Rights to purchase a Share or one additional Share, respectively, as described under "The Offer -- Terms of the Offer" and "Over-Subscription." In addition, Record Date Shareholders who are issued fewer than five Rights or for whom there is not a current address ("stop mail" accounts) will not be mailed the Offering Prospectus or other subscription materials.


Exercising Shareholders Who Are Record Owners. Exercising Shareholders who are owners of record may choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the Exercise Form and payment after the Expiration Date.


Investors Whose Shares Are Held By A Nominee. Exercising Shareholders whose shares are held by a nominee such as a broker or trustee must contact the nominee to exercise their Rights. In that case, the nominee will complete the Exercise Form on behalf of the Exercising Shareholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.


Nominees. Nominees who hold Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the nominee should complete the Exercise Form and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Trust, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Trust reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Trust's counsel, be unlawful. The Trust also reserves the right to waive any irregularities or conditions, and the Trust's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time as the Trust shall determine unless waived. Neither the Trust nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

PAYMENT FOR SHARES

Exercising Shareholders may exercise their Rights and pay for Shares subscribed for pursuant to the Primary Subscription and Over-Subscription Privilege in one of the following ways:

     (1)Deliver Exercise Form and Payment to the Subscription Agent by the Expiration Date:


     Exercising Shareholders may deliver to the Subscription Agent at any of the
     offices set forth above on page   (1) a complete and executed Exercise Form
     indicating the number of Rights they have been issued and the number of Shares they are acquiring pursuant to the Primary Subscription, as well as the number of any additional Shares they would like to subscribe for under the Over-Subscription Privilege and (2) payment for all such ordered Shares
     based on the Estimated Subscription Price of $          per Share, both no
     later than 5:00 p.m., Eastern Standard Time, on the Expiration Date.


     The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest bearing account of the Trust (the interest from which will belong to the Trust) pending proration and distribution of Shares.

     A PAYMENT PURSUANT TO THIS METHOD (1) MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, (2) MUST BE PAYABLE TO "PILGRIM AMERICA PRIME RATE TRUST" AND (3) MUST ACCOMPANY AN EXECUTED EXERCISE FORM FOR SUCH SUBSCRIPTION TO BE ACCEPTED. THIRD (OR MULTIPLE) PARTY CHECKS WILL NOT BE ACCEPTED.


     (2)Contact Your Broker, Bank or Trust Company to Deliver Notice of Guaranteed Delivery to the Subscription Agent by the Expiration Date:



     Exercising Shareholders may request a NYSE or National Association of Securities Dealers, Inc. ("NASD") member or bank or trust company (each a "nominee") to execute a Notice of Guaranteed Delivery (or equivalent electronic information) and deliver it, by facsimile or otherwise, to the Subscription Agent by 5:00 p.m., Eastern Standard Time, on the Expiration Date indicating (i) the number of Rights they wish to exercise, the number of Primary Subscription Shares they wish to acquire, and the number of Over-Subscription Privilege Shares for which they wish to subscribe and
     (ii) guaranteeing delivery of payment and a completed Exercise Form from such Exercising Shareholder by November 15, 1996. Exercising Shareholders must arrange for payment to the nominee, who will in turn submit the Exercise Form and payment on their behalf by November 15, 1996. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless the completed Exercise Form and full payment are received by November 15, 1996.



On November 27, 1996 (the "Confirmation Date"), the Subscription Agent will send a confirmation to each Exercising Shareholder (or, if the Shares are held by a depository or other nominee, to such depository or other nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege,
(iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by such Exercising Shareholder to the Trust or any excess to be refunded by the Trust to such Exercising Shareholder in each case based upon the final Subscription Price. Any additional payment required from an Exercising Shareholder must be received by the Subscription Agent within seven business days after the Confirmation Date (the "Final Payment Date"). Any excess payment to be refunded by the Trust to an Exercising Shareholder will be mailed by the Subscription Agent to the holder as promptly as practicable after the Final Payment Date.

Issuance and delivery of certificates for the Shares purchased are subject to actual collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

If an Exercising Shareholder does not make payment of any additional amounts due, the Trust reserves the right to take any or all of the following actions:
(i) apply any payment received by it toward the purchase of the greatest whole number of Shares which could be acquired by such Exercising Shareholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege based on the amount of such payment; (ii) allocate the Shares subject to subscription rights to one or more other Shareholders; (iii) sell all or a portion of the Shares deliverable upon exercise of subscription rights on the open market and applying the proceeds thereof to the amount owed; and/or (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.


AN EXERCISING SHAREHOLDER WILL HAVE NO RIGHT TO CANCEL THE EXERCISE OF RIGHTS OR RESCIND A PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT, EITHER BY MEANS OF A NOTICE OF GUARANTEED DELIVERY OR A CHECK OR MONEY ORDER, EXCEPT AS DESCRIBED UNDER "THE OFFER -- NOTICE OF NAV DECLINE."


The risk of delivery of Exercise Forms and payments to the Subscription Agent will be borne by the Exercising Shareholder and not the Trust, the Dealer Managers, the Subscription Agent, the Information Agent or broker-dealers designated by the Dealer Managers. If the mail is used to exercise Rights, insured registered mail is recommended.

NOTICE OF NAV DECLINE

The Trust will suspend the Offer until it amends this Prospectus if, subsequent to the effective date of this Prospectus, the Trust's NAV declines more than 10% from its NAV as of that date. In such event, the Trust will notify Shareholders of any such decline and thereby permit them to cancel their exercise of their Rights.

DELIVERY OF STOCK CERTIFICATES


Participants in the Trust's Dividend Reinvestment and Cash Purchase Plan (the "Dividend Reinvestment Plan") will have any Shares that they acquire pursuant to the Offer credited to their shareholder dividend reinvestment accounts in the Dividend Reinvestment Plan. Shareholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares that they acquire pursuant to the Offer credited to the account of Cede or such other depository or nominee. With respect to all other Shareholders, stock certificates for all Shares acquired pursuant to the Offer will be mailed after payment for all the Shares subscribed for has cleared, which clearance may take up to fifteen days from the date of receipt of the payment. It is expected that Shares purchased pursuant to the Offer will be issued after the record date for the monthly dividend declared in October, 1996, and accordingly, the Trust will not pay such monthly dividend with respect to such Shares.


EMPLOYEE PLAN CONSIDERATIONS

Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), profit sharing/retirement plans for corporations and self-employed individuals and Individual Retirement Accounts (collectively, "Plans") should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights would be treated as Plan contributions and therefore, when taken together with contributions previously made, may be treated as excess or nondeductible contributions subject to excise taxes. In the case of Plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), additional cash contributions could cause violations of the maximum contribution limitations of Section 415 of the Code or other qualification rules. Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Plan, including the liquidation of assets, with which to exercise the Rights. Because the rules governing plans are extensive and complex, Plans contemplating the exercise of Rights should consult with their counsel prior to such exercise.

Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used is treated as a distribution to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transactions rules that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

The following discussion summarizes the principal federal income tax consequences of the Offer to Record Date Shareholders and Exercising Shareholders. It is based upon the Code, U.S. Treasury regulations, Internal Revenue Service rulings and policies and judicial decisions in effect on the date of this Prospectus. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular Shareholder in light of his individual circumstances or to Shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities, foreign corporations, and persons who are not citizens or residents of the United States), and it does not address any state, local or foreign tax consequences. Accordingly, each Shareholder should consult his own tax advisor as to the specific tax consequences of the Offer to him. Each Shareholder should also review the discussion of certain tax considerations affecting the Trust and its shareholders set forth under "Tax Matters" below.

For federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Shareholders will result in taxable income to those Shareholders, and no loss will be realized if the Rights expire without exercise.

A Record Date Shareholder's holding period for a Share acquired upon exercise of a Right begins with the date of exercise. A Record Date Shareholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Shareholder's basis in the Right, if any, and the Subscription Price per Share. The Shareholder's basis in the Right will be zero unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value on such date of the Shares with respect to which the Right was distributed, or (ii) the Shareholder elects, in its federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of such Shares to the Right. If either of clauses (i) and (ii) is applicable, then if the Right is exercised, the Shareholder will allocate its basis in the Shares with respect to which the Right was distributed between such Shares and the Right in proportion to the fair market values of each on the date of distribution. A Shareholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the Share was held at the time of sale for more than one year.

The foregoing is only a summary of the applicable federal income tax laws presently in effect and does not include any state or local tax consequences of the Offer. Shareholders should consult their own tax advisers concerning the tax consequences of this transaction.

                                USE OF PROCEEDS


If [18,122,976] Shares are sold at the Estimated Subscription Price of $[     ]
per Share, the net proceeds of the Offer are estimated to be approximately
$[            ], after deducting commissions and expenses payable by the Trust
estimated at approximately $[            ]. If the Trust in its sole discretion
increases the number of shares subject to the Offer by 25% in order to satisfy over-subscriptions, the additional net proceeds will be approximately
$[            ]. The net proceeds will be invested in Senior Loans and other securities consistent with the Trust's investment objective and policies. Initially, it is expected that the proceeds will be used to pay down the Trust's outstanding borrowings under its Credit Facility as quickly as practicable. See "Financial Highlights and Investment Performance -- Policy on Borrowing." As of Au-gust 31, 1996, $197,000,000 was outstanding. By paying down the Trust's outstanding borrowings, it will be possible to invest the proceeds of the Offer consistent with the Trust's investment objective and policies almost immediately. For this and other reasons, PAII has advised the Trust's Board of Trustees that it believes that the Trust's monthly dividend will not be reduced as a result of the Offer. There can be no assurance as to this result, and the Trust's dividend may be affected by factors other than the Offer.

After the Offer, the Trust intends, however, to increase the Credit Facility in proportion to the increase in the Trust's net assets as a result of the Offer and to use the expanded Credit Facility for investment. As investment opportunities are identified, it is expected that the Trust will redeploy its available credit to increase its investments in additional Senior Loans. It is expected that the additional borrowing under the Credit Facility will be redeployed within three months of receipt of the proceeds from the Offer, although it may take longer.

                       INVESTMENT OBJECTIVE AND POLICIES

The Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve its objective primarily by investing in interests in variable or floating rate Senior Loans, which are fully collateralized by the assets of a domestic corporation or a corporation headquartered in Canada or U.S. territories and possessions. The Trust only invests in Senior Loans that have interest rates that float periodically based upon a benchmark indicator of prevailing interest rates, such as the prime rate or LIBOR. Under normal circumstances, at least 80% of the Trust's net assets is invested in Senior Loans.

The Trust will only purchase interests in Senior Loans that, at the time of acquisition, are fully collateralized and where the market value of the collateral securing the Senior Loans, in the opinion of the Investment Manager, equals or exceeds the principal amount of the Senior Loan. There is no assurance that the collateral could be readily liquidated. The Trust also will only purchase interests in Senior Loans of corporate borrowers which PAII believes can meet the debt service requirements from cash flow. In addition, the Trust invests only in loans that occupy a senior position in the capital structure of the borrowing company, so that they are characterized by liens that, subject to bankruptcy law, generally entitle the lender to priority rights to cash flows or proceeds from collateral if the borrower becomes insolvent. Senior Loans vary in yield according to their terms and conditions, how often they pay interest, and when rates are reset.

The Trust may only invest in Senior Loans made to domestic corporations or in U.S. dollar-denominated Senior Loans made to corporations headquartered in Canada or U.S. territories and possessions. The Trust does not invest in Senior Loans whose interest rates are tied to non-domestic interest rates other than LIBOR.

Subject to certain limitations, the Trust may acquire Senior Loans of corporate borrowers engaged in any industry. With no more than 25% of its total assets, the Trust may acquire Senior Loans that are unrestricted as to the percentage of a single issue the Trust may hold and, with respect to at least 75% of its total assets, the Trust will hold no more than 25% of the amount borrowed from all lenders in a single Senior Loan or other issue. The Trust may not always achieve its objective but will follow these investment standards at all times because they are fundamental and may not be changed without approval by Shareholders.

Investors should recognize that, because of the issues involved in securities investments in any market, there can be no assurance that the investment objective of the Trust will be realized. Moreover, the value of the Trust's assets may be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting corporate borrowers generally. For additional information on Senior Loans, see "General Information on Senior Loans -- About Senior Loans."

PORTFOLIO MATURITY

Although the Trust has no restrictions on portfolio maturity, normally at least 80% of the net assets invested in Senior Loans are composed of Senior Loans with maturities of one to ten years with rates of interest which typically reset either daily, monthly, or quarterly. The maximum period of time of interest rate reset on any

Senior Loans in which the Trust may invest is one year. In addition, the Trust will ordinarily maintain a dollar-weighted average time to next interest rate adjustment on its Senior Loans of 90 days or less.

In the event of a change in the benchmark interest rate on a Senior Loan, the rate payable to lenders under the Senior Loan will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the Trust as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Trust as lender would earn interest at a lower rate, but only on and after the reset date.

CREDIT ANALYSIS

In acquiring a Senior Loan, PAII considers the following factors: positive coverage of debt service; adequate working capital; appropriate capital structure; leverage ratio consistent with industry norms; historical experience of attaining business and financial projections; the quality and experience of management; and adequate collateral coverage. The Trust does not impose any minimum standard regarding the rating of any outstanding debt securities of corporate borrowers.

PAII performs its own independent credit analysis of the corporate borrower. In so doing, PAII may utilize information and credit analyses from the agents that originate or administer loans, other lenders investing in a Senior Loan, and other sources. These analyses will continue on a periodic basis for any Senior Loan purchased by the Trust. See "Risk Factors and Special
Considerations -- Credit Risks and Realization of Investment Objective."

OTHER INVESTMENTS

Assets not invested in Senior Loans will generally consist of short-term debt instruments with remaining maturities of 120 days or less (which may have yields tied to the prime rate, commercial paper rates, federal funds rate or LIBOR), and other instruments, including longer term debt securities, lease participation interests, equity securities acquired in connection with a workout on a Senior Loan, and other instruments as described under "Additional Information About Investments and Investment Techniques" in the SAI. Short-term instruments may include (i) commercial paper rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., or of comparable quality as determined by PAII, (ii) certificates of deposit and bankers' acceptances, and (iii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. During periods when, in the opinion of PAII, a temporary defensive posture in the market is appropriate, the Trust may hold up to 100% of its assets in cash, or in the instruments described above.

USE OF LEVERAGE

The Trust is permitted to borrow up to 33 1/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings.


The Trust has entered into a revolving credit agreement with a syndicate of banks pursuant to which the Trust may borrow any amount up to $285 million. Borrowing may be made for the purpose of acquiring additional income-producing investments when the Investment Manager believes that such use of borrowed proceeds will enhance the Trust's net yield. The amount of outstanding borrowings may vary with prevailing market or economic conditions. The Trust also may borrow money to pay expenses or for temporary or emergency purposes. In addition, although the Trust has not conducted a tender offer since 1992 or repurchased its shares since January, 1994, in the event that it determines to again conduct a tender offer or repurchase its shares, the Trust may use borrowings to finance such purchase. For information on risks associated with borrowing, see "Risk Factors and Special Considerations -- Borrowing and Leverage."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

The following summarizes certain risks that should be considered, among others, in connection with the Offer and an investment in the Trust.

This Prospectus includes certain statements that may be deemed to be "forward-looking statements." All statements, other than statements of historical facts, included in this Prospectus that address activities, events or developments that the Trust or PAII, as the case may be, expects, believes or anticipates will or may occur in the future, including such matters as the use of proceeds of the Offer, investment strategies, results of the Offer, and other such matters could be considered forward-looking statements. These statements are based on certain assumptions and analyses made by the Trust or PAII, as the case may be, in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, including the risk factors discussed below, general economic and business conditions, the investment opportunities (or lack thereof) that may be presented to and pursued by the Trust, changes in laws or regulations and other factors, many of which are beyond the control of the Trust. Prospective investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those described in the forward-looking statements.


Dilution. Record Date Shareholders who do not fully exercise their Rights will experience as a result of the Offer: dilution of NAV per Share; dilution of a proportionate ownership interest in the Trust; and dilution of voting power. In addition, the Offer will result in an immediate dilution per Share for all existing Shareholders. Although it is not possible to state precisely the dollar amount of a decrease in NAV per share, because it is not known at this time what the Subscription Price and the NAV per share on the Pricing Date will be, the dilution resulting from the Offer could be substantial. For example, assuming that all Shares offered hereby are purchased in the Offer at the Estimated
Subscription Price of $          (97.5% of the lower of (a) the average of the
last reported sales price per share of the Trust's common shares last reported on the NYSE on October 18, 1996 and the four trading days immediately preceding such date or (b) the Trust's NAV on October 18, 1996), the Trust's NAV per share
would be reduced by approximately $          per share as of that date.


Discount From NAV. The Trust's shares have traded in the market above, at, and below NAV since March 9, 1992, when the Trust's shares were listed on the NYSE. The reasons for the Trust's shares trading at a premium or discount to NAV are not known to the Trust, nor can the Trust predict whether its shares will trade in the future at a premium or discount to NAV, and if so, the level of such premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV. The possibility that Shares of the Trust will trade at a discount from NAV is a risk separate and distinct from the risk that the Trust's NAV would decrease. See "Description of the Common Shares -- Status of Shares."

Credit Risks and Realization of Investment Objective. While all investments involve some amount of risk, Senior Loans generally involve less risk than equity instruments of the same issuer because the payment of principal and interest on debt instruments is a contractual obligation of the issuer that takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on Senior Loans held by the Trust, the Trust could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV of Trust Shares or the amount of its dividends. Further, there is no assurance that the liquidation of the collateral underlying a Senior Loan would satisfy the issuer's obligation to the Trust in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Trust may invest. As of August 31, 1996 approximately 2.50% of the Trust's net assets consisted of non-performing Senior Loans.

Investment decisions will be based largely on the credit analysis performed by the Investment Manager's investment personnel, and such analysis may be difficult to perform for many issuers. Information about interests in Senior Loans generally will not be in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, issuers are required to provide financial information to lenders including the Trust, and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.

While debt instruments generally are subject to the risk of changes in interest rates, the interest rates of the Senior Loans in which the Trust will invest will float with a specified interest rate. Thus the risk that changes in interest rates will affect the market value of such Senior Loans is significantly decreased.

Borrowing and Leverage. The Trust is permitted to enter into borrowing transactions up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. Borrowing for investment purposes increases both investment opportunity and investment risk and, accordingly, such borrowing may be speculative. Capital raised through borrowings will be subject to interest and other costs. There can be no assurance that the Trust's income from borrowed proceeds will exceed these costs; however, the Investment Manager seeks to borrow for the purposes of making additional investments only if it believes, at the time of entering into a Senior Loan, that the total return on investments will exceed interest payments and other costs. In addition, the Investment Manager intends to mitigate the risk that the costs of borrowing will exceed the total return on an investment by borrowing on a variable rate basis. In the event of a default on one or more Senior Loans or other interest-bearing instruments held by the Trust, borrowing would exaggerate the loss to the Trust and may exaggerate the effect on the Trust's NAV. The Trust's lenders will have priority to the Trust's assets over the Trust's shareholders.

As prescribed by the Investment Company Act, the Trust will be required to maintain specified asset coverages of at least 300% with respect to any bank borrowing immediately following any such borrowing and on an ongoing basis as a condition of declaring dividends. The Trust's inability to make distributions as a result of these requirements could cause the Trust to fail to qualify as a regulated investment company and/or subject the Trust to income or excise taxes.

The interest rate on the Trust's Credit Facility as of August 31, 1996 is LIBOR plus 0.50% of outstanding borrowings plus a 0.125% fee on unused credit. At such a rate, and assuming the Trust has borrowed an amount equal to 25% of its total assets, the Trust must produce a 1.50% annual return (net of expenses) in order to cover interest payments. The Trust intends to borrow only for investment purposes when it believes at the time of borrowing that total return on investment will exceed interest and other costs.

The following table is designed to illustrate the effect on return to a holder of the Trust's Common Shares of the leverage obtained by the Trust's use of borrowing, assuming hypothetical annual returns on the Trust's portfolio of minus 10 to plus 10 percent. As can be seen, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

    Assumed Portfolio Return (net of
      expenses)(1)....................      -10%        -5%         0%        5%        10%
    Corresponding Return to Common
      Shareholders(2).................   -15.33%     -8.67%     -2.00%     4.67%     11.33%

---------------
(1) The Assumed Portfolio Return is required by regulation of the Commission and is not a prediction of, and does not represent, the projected or actual performance of the Trust.

(2) In order to compute the "Corresponding Return to Common Shareholders," the "Assumed Portfolio Return" is multiplied by the total value of Trust assets at the beginning of the Trust's fiscal year to obtain an assumed return to the Trust. From this amount, all interest accrued during the year is subtracted to determine the return available to the Trust's shareholders. The return available to the Trust's shareholders is then divided by the total value of the Trust's assets as of the beginning of the fiscal year to determine the "Corresponding Return to Common Shareholders."

Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. Accordingly, some or many of the Senior Loans in which the Trust invests will be relatively illiquid.

The Trust may have difficulty disposing of illiquid assets if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. Although the Trust has not conducted a tender offer since 1992, in the event that it determines to again conduct a tender offer, limitations of a secondary market may result in difficulty in raising cash to purchase tendered Shares. These events may cause the Trust to sell securities at lower prices than it would otherwise consider to meet cash needs and may cause the Trust to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively impact performance. If the Trust purchases a relatively large Senior Loan to generate income, the limitations of the secondary market may inhibit the Trust from selling a portion of the Senior Loan and reducing its exposure to a borrower when the Investment Manager deems it advisable to do so.

In addition, because the secondary market for Senior Loans may be limited, it may be more difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for more liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Employee Benefit Plan Considerations. In the case of certain employee benefit plans, additional cash contributions may cause violation of maximum contribution limitations or other qualification rules.

Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Plan, including the liquidation of assets, with which to exercise the Rights. Because the rules governing plans are extensive and complex, Plans contemplating the exercise of Rights should consult with their counsel prior to such exercise. See "The Offer -- Employee Plan Considerations."

                      GENERAL INFORMATION ON SENIOR LOANS

PRIMARY MARKET OVERVIEW


The primary market for Senior Loans has become much larger in recent years. The volume of loans originated in the syndicated credit market has increased from $2.75 billion in 1992 to $35.46 billion during the 12 month period ended June 1996. In June 1996, the volume of leveraged loans (loans for which interest is priced at LIBOR plus 150 basis points and above) reached the highest level since 1989. Additionally, an active secondary market has developed. The following chart shows the growth of the primary and secondary markets in recent years, and compares the size of the Senior Loan Market to the size of the Trust's net assets.



                                           1992      1993      1994      1995      JUNE 1995-96
                                          ------    ------    ------    ------    ---------------
                                                               (IN MILLIONS)
Senior Loan Origination Volume             2.75      8.15     17.25     28.66          35.46
The Trust's Net Assets                     $734      $717      $721      $860          $868

                         Senior Loan Orgination Volume



Source: Loan Pricing Corporation.

At the same time, demand has remained strong as institutional investors other than banks have begun to enter the Senior Loan market. Investment companies, insurance companies, and private investment vehicles are replacing U.S. and foreign banks as lenders. In 1992, institutional investors comprised 8% of the Senior Loan market; by 1996, such investors comprised 30% of the market. In addition, certain institutional investors, such as publicly-registered investment companies, have grown in size. Since 1995, investment companies that invest primarily in Senior Loans have received a record amount of cash inflows.


ABOUT SENIOR LOANS

Senior Loans vary from other types of debt in that they generally hold the most senior position in the capital structure of a company. Priority liens are obtained by the lenders that typically provide the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Generally, the agent on a Senior Loan is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Senior Loans generally are arranged through private negotiations between a corporate borrower and several financial institutions ("lenders") represented in each case by an agent ("agent"), which usually is one or more of the lenders. The Trust will acquire Senior Loans from and sell Senior Loans to the following lenders: money center banks, selected regional banks and selected non-banks, insurance companies, finance companies, other investment companies, and lending companies. The Trust may also acquire Senior Loans from and sell Senior Loans to U.S. branches of foreign banks which are regulated by the Federal Reserve System or appropriate state regulatory authorities. On behalf of the lenders, generally the agent is primarily responsible for negotiating the loan agreement ("loan agreement"), which establishes the terms and conditions of the Senior Loan and the rights of the corporate borrower and the lenders. The agent and the other original lenders typically have the right to sell interests ("participations") in their share of the Senior Loan to other participants. The agent and the other original lenders also may assign all or a portion of their interests in the Senior Loan to other participants.

The Trust's investment in Senior Loans generally may take one of several forms including: acting as one of the group of lenders originating a Senior Loan (an "original lender"); purchasing of an assignment ("assignment") of a portion of a Senior Loan from a third party, or acquiring a participation in a Senior Loan. With respect to any given Senior Loan, the rights of the Trust when it acquires a participation may be more limited than the rights of original lenders or of persons who acquire an assignment. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained. Further, the Trust may pay a fee or forego a portion of interest payments to the lender selling a participation or assignment under the terms of such participation or assignment.

The agent that arranges a Senior Loan is frequently the commercial bank or other entity that originates the Senior Loan and the entity that invites other parties to join the lending syndicate. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid fees by the corporate borrower for their services. The Trust may serve as the agent or co-agent for a Senior Loan. See "Additional Information About Investments and Investment Techniques -- Originating Senior Loans" in the SAI.

When the Trust is an original lender originating a Senior Loan, it may share in a fee paid to the original lenders. When the Trust is an original lender or acquires an assignment, it will have a direct contractual relationship with the corporate borrower, may enforce compliance by the corporate borrower with the terms of the Senior Loan agreement, and may have rights with respect to any funds acquired by other lenders through set-off. Lenders also have certain voting and consent rights under the applicable Senior Loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

The Trust may also purchase assignments from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. The Trust will purchase an assignment or act as lender with respect to a syndicated Senior Loan only where the agent with respect to such Senior Loan is determined by the Investment Manager to be creditworthy at the time of acquisition.

To a lesser extent, the Trust invests in participations in Senior Loans. Participation by the Trust in a lender's portion of a Senior Loan typically results in the Trust having a contractual relationship only with the lender, not with the corporate borrower. The Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the corporate borrower. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the corporate borrower with the terms of the Senior Loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Trust may not directly benefit from the collateral supporting the Senior Loan. As a result, the Trust may assume the credit risk of both the corporate borrower and the lender selling the participation. In the event of insolvency of the lender selling a participation, the Trust may be treated as a general creditor of such lender, and may not benefit from any set-off between such lender and the corporate borrower. The Trust will only acquire participations if the lender selling the participations and any other persons interpositioned between the Trust and the lender are determined by the Investment Manager to be creditworthy.

If the terms of an interest in a Senior Loan provide that the Trust is in privity with the corporate borrower, the Trust has direct recourse against the corporate borrower in the event the corporate borrower fails to pay scheduled principal or interest. In all other cases, the Trust looks to the agent to use appropriate credit remedies against the corporate borrower. When the Trust is an original lender, it will have a direct contractual relationship with the corporate borrower. When the Trust purchases an assignment, the Trust typically succeeds to the rights of the assigning lender under the Senior Loan agreement, and becomes a lender under the Senior Loan agreement. When the Trust purchases a participation in a Senior Loan, the Trust typically enters into a contractual arrangement with the lender selling the participation, and not with the corporate borrower.

Should an agent become insolvent, or enter FDIC receivership or bankruptcy, any interest in the Senior Loan transferred by such person and any Senior Loan repayment held by the agent for the benefit of participants may be included in the agent's estate where the Trust acquires a participation interest from an original lender, should that original lender become insolvent, or enter FDIC receivership or bankruptcy, any interest in the Senior Loan transferred by the original lender may be included in its estate. In such an event, the Trust might incur certain costs and delays in realizing payment or may suffer a loss of principal and interest.

                        DESCRIPTION OF THE COMMON SHARES

The Trust was organized as a Massachusetts business trust on December 2, 1987, and is registered with the Commission as a diversified closed-end investment company under the Investment Company Act. The Trust's Agreement and Declaration of Trust, a copy of which is on file in the office of the Secretary of State of the Commonwealth of Massachusetts, authorizes the issuance of an unlimited number of shares of beneficial interest without par value.

The Trust issues shares of beneficial interest in the Trust. Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given to all parties in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees, and each party thereto must expressly waive all rights or any action directly against shareholders. The Agreement and Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.


As of September 30, 1996, to the best of the Trust's knowledge, no shareholders owned of record or beneficially more than 5% of the outstanding Common Shares of the Trust. The number of Common Shares outstanding as of October 18,, 1996 was [90,614,878], none of which were held by the Trust. Assuming that all Rights are exercised, an additional [18,122,976] Shares will be issued. The Shares are listed on the NYSE.


DIVIDENDS, VOTING AND LIQUIDATION RIGHTS

Each share of the Trust has one vote and shares equally in dividends and distributions when and if declared by the Trust and in the Trust's net assets upon liquidation. All shares, when issued, are fully paid and are non-assessable by the Trust. There are no preemptive or conversion rights applicable to any of the shares. Trust shares do not have cumulative voting rights and, as such, holders of more than 50% of the shares voting for trustees can elect all trustees and the remaining shareholders would not be able to elect any trustees.

STATUS OF SHARES

The Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER


PAII, Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, serves as Investment Manager to the Trust and has overall responsibility for the management of the Trust. The Trust and PAII have entered into an agreement dated November 15, 1995, as amended and restated February 17, 1995, April 7, 1995, and as further amended May 2, 1996, that requires PAII to provide all investment advisory and portfolio management services for the Trust. It also requires PAII to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. PAII provides the Trust with office space, equipment and personnel necessary to administer the Trust. The agreement with PAII can be canceled by the Board of Trustees upon 60 days' written notice. Organized in December 1994, PAII is registered as an investment adviser with the Commission.



PAII acquired certain assets of an investment adviser to certain investment companies, including certain funds in the Pilgrim America family of funds, in a transaction that closed on April 7, 1995. Prior to that date, PAII had not previously served as an investment adviser to a registered investment company, although investment personnel of PAII had managed other registered investment companies. PAII serves as investment manager to seven other registered investment companies (or series thereof) and currently has assets under
management of approximately $     billion as of the date of this Prospectus.



PAII is an indirect, wholly-owned subsidiary of Express America Holdings Corporation ("Express America") (NASDAQ: EXAM). Through its subsidiaries, Express America engages in the financial services business, focusing on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies. For additional information regarding Express America, the Investment Manager, and the Officers and Trustees, please see the SAI.


PAII bears its expenses of providing the services described above. PAII currently receives from the Trust an annual fee, paid monthly, of 0.85% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, up to $700 million; 0.75% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, over $700 million up to $800 million; and 0.65% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, over $800 million. PAII has agreed to reduce its fee for a period of three years from the Expiration Date to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

The Trust pays all operating and other expenses of the Trust not borne by PAII including, but not limited to, audit and legal fees, transfer agent, registrar and custodian fees, expenses in preparing tender offers, shareholder reports and proxy solicitation materials and other miscellaneous business expenses. The Trust also pays all taxes imposed on it and all brokerage commissions and loan-related fees. The Trust is responsible for paying all of the expenses of the Offer from the proceeds of the Offer.

Portfolio Management. The Trust's portfolio is managed by a portfolio management team consisting of a Senior Portfolio Manager, two Assistant Portfolio Managers, and credit analysts.

     HOWARD TIFFEN is a Senior Vice President of PAII and the Senior Portfolio Manager of the Trust. He has had primary responsibility for investment management of the Trust since November, 1995. Mr. Tiffen's banking career spans more than 25 years. Mr. Tiffen served in a series of positions in the lending and capital market functions at a major United States Bank for 13 years and has served in international investment banking functions in Hong Kong, Malta, the Caribbean, Singapore, Thailand, and Japan. From 1982 to November 1995, Mr. Tiffen worked for Bank of America (and its predecessor, Continental Bank) in the following capacities: Managing Director, Money Managers Group (1993-1995); Managing Director, Loan Sales Trading (1990-1993); Managing Director, Distribution (London, England, 1984-1990); and Vice President and Managing Director, Capital Markets (1982-1984). Mr. Tiffen is a graduate of Northwestern University and is an associate of the Chartered Institute of Bankers.

     DANIEL A. NORMAN has served as Senior Vice President and Assistant Portfolio Manger of the Trust since April 1995 and September 1996, respectively. Mr. Norman is a Senior Vice President of PAGI (since April
     1995), PAII (since April 1995), PASI (since December 1994), Express America (since April 1995), and Express America Mortgage Corporation (since February 1992). Mr. Norman was Chief Financial Officer of Prime Financial Inc. (December 1985 -- February 1992) and from 1981 to 1985 was employed by Arthur Andersen & Co. Mr. Norman received an MBA from the University of Nebraska.


     MICHAEL BACEVICH has served as Assistant Portfolio Manager and Vice President of the Trust since December 1995 and September 1996, respectively. Prior to joining Pilgrim America, Mr. Bacevich was a Vice President with the Bank of America (and its predecessor, Continental Bank) in its Leveraged Finance Group (July 1994 -- November 1995) and prior to that in Special Assets Administration (July 1990 -- July 1994). Mr. Bacevich began his banking career with Chemical Bank in June 1988. Prior to that time, Mr. Bacevich was in the United States Army where he achieved the rank of Captain (June 1981 -- August 1986). Mr. Bacevich is a graduate of West Point and received an MBA from the University of Chicago.


THE ADMINISTRATOR

The Administrator of the Trust is PAGI. Its principal business address is Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004-4424. The Administrator is a wholly-owned subsidiary of Express America and the immediate parent company of PAII.

Under an Administration Agreement between PAGI and the Trust, PAGI administers the Trust's corporate affairs subject to the supervision of the Trustees of the Trust. In that connection PAGI monitors the provisions of the Senior Loan agreements and any agreements with respect to interests in Senior Loans and is responsible for recordkeeping with respect to the Senior Loans in the Trust's portfolio. PAGI also furnishes the Trust with office facilities and furnishes executive personnel together with clerical and certain recordkeeping and administrative services. These include preparation of annual and other reports to shareholders and to the Commission. PAGI also handles the filing of federal, state and local income tax returns not being furnished by the Custodian or Transfer Agent. The Administrator has authorized all of its officers and employees who have been elected as Trustees or officers of the Trust to serve in the latter capacities. All services furnished by the

Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator.

The Trust pays PAGI for the services performed and the facilities furnished by PAGI as Administrator a fee, computed daily and payable monthly. The Administration Agreement states that PAGI is entitled to receive a fee at an annual rate of 0.15% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, up to $800 million; and 0.10% of the average net assets of the Trust, plus the proceeds of any outstanding borrowings, in excess of $800 million.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The transfer agent, dividend disbursing agent and registrar for the shares is IFTC, whose principal business address is 127 W. 10th Street, Kansas City, Missouri 64105.

CUSTODIAN


The Trust's securities and cash are held under a Custodian Agreement with IFTC. In addition to serving as custodian, IFTC acquires shares on behalf of the Trust for distribution to shareholders under the Trust's Dividend Reinvestment and Cash Purchase Plan.


                          DIVIDENDS AND DISTRIBUTIONS

Distribution Policy. Income dividends are declared and paid monthly. Income dividends may be distributed in cash or reinvested in additional full and fractional shares pursuant to the Trust's Dividend Reinvestment Plan discussed below. Shareholders receive statements on a monthly basis reflecting any distributions credited or paid to their account. Income dividends consist of interest accrued and amortization of fees earned less any amortization of premiums paid and the estimated expenses of the Trust, including fees payable to PAII. Income dividends are calculated monthly under guidelines approved by the Trustees. Each dividend is payable to shareholders of record at the time of declaration. Accrued amounts of fees received, including facility fees, will be taken in as income and passed on to shareholders as part of dividend distributions. Any fees or commissions paid to facilitate the sale of portfolio Senior Loans in connection with quarterly tender offers or other portfolio transactions may reduce the dividend yield. The Trust may make one or more annual payments from any net realized capital gains, if any.


Dividend Reinvestment and Cash Purchase Plan. The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") allows participating shareholders to reinvest all dividends and capital gain distributions in additional shares of the Trust. The Plan also allows participants to make voluntary purchases monthly through IFTC (the "Plan Agent"), in amounts ranging from a minimum of $100 to a maximum of $5,000 (such minimum and maximum may be waived at management's discretion). All distributions to shareholders whose shares are registered in their own names automatically will be paid in cash, unless the shareholder elects to reinvest the distributions in additional shares of the Trust pursuant to the Plan. Shareholders who receive dividends and capital gain distributions in cash may elect to participate in the Plan by notifying IFTC. Additional information about the Plan may be obtained from The Pilgrim America Group's Shareholder and Dealer Services Department ((800) 331-1080). For additional information, see "Dividend Reinvestment and Cash Purchase Plan" in the SAI.


                                  TAX MATTERS

The Trust intends to operate as a "regulated investment company" under the Internal Revenue Code. To do so, the Trust must meet certain income, distribution and diversification requirements. In any fiscal year in which the Trust so qualifies and distributes to shareholders substantially all of its net investment income and net capital gains, the Trust itself is generally relieved of any federal income or excise tax.

All dividends and capital gains distributed to shareholders are taxable whether they are reinvested or received in cash, unless the shareholder is exempt from taxation or entitled to tax deferral. Dividends paid out of the

Trust's investment company taxable income (including interest, dividends, if any, and net short-term capital gains) will be taxable to shareholders as ordinary income. If a portion of the Trust's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Trust may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long a shareholder has held the Trust's shares. Early each year, shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Trust and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

If a shareholder sells or otherwise disposes of his or her shares of the Trust, he or she may realize a capital gain or loss which will be long-term or short-term, generally depending on the holding period for the shares.


If a shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Trust that the taxpayer identification number listed on the account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Trust to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Trust to withhold up to 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien and other non-U.S. shareholder accounts.


This is a brief summary of some of the tax laws that affect an investment in the Trust. Please see the SAI and a tax adviser for further information.

                           DISTRIBUTION ARRANGEMENTS


Prudential Securities Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Dealer Managers"), will act as Dealer Managers for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement dated the date hereof, the Dealer Managers will provide financial advisory, marketing and soliciting services. The Trust has agreed to pay the Dealer Managers a fee for their financial advisory, marketing and soliciting services equal to 3.5% of the aggregate Subscription Price for the Shares issued pursuant to the Offer (the "Dealer Manager Fee"). The Dealer Managers will reallow to the broker-dealer designated on the related Exercise Form a concession of 2.25% of the Subscription Price per Share for each Share issued pursuant to the Offer, provided that the designated broker-dealer has executed a confirmation accepting the terms of the Soliciting Dealer Agreement relating to the Offer. The Dealer Manager Fee will be borne by the Trust and indirectly by all of the Trust's shareholders, including those who do not exercise their Rights.


The Trust will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to: the expense of preparation and printing of the prospectus for the Offer, the expense of counsel and auditors in connection with the Offer, the out-of-pocket expenses of Prudential Securities Incorporated incurred in connection with the Offer up to $150,000, the out-of-pocket expenses incurred by the officers of the Trust in connection with the Offer, and others. In addition, the Trust has agreed to indemnify the Dealer Managers against certain liabilities under the Securities Act of 1933, and the Investment Company Act. Prudential Securities Incorporated acted as financial adviser to Express America in connection with its acquisition in 1995 of certain investment advisory assets.

                                 LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Trust by Dechert Price & Rhoads, Washington, D.C., counsel to the Trust. Certain legal matters in connection with this Offer will be passed on for the Dealer Managers by Cleary, Gottlieb, Steen & Hamilton, Washington D.C.

                                    EXPERTS


The audited financial statements and financial highlights of the Trust as of February 29, 1996 and for the year then ended have been incorporated herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The address of KPMG Peat Marwick LLP is 725 South Figueroa Street, Los Angeles, California 90017-5491. Tait Weller & Baker, Two Penn Center Plaza, Philadelphia, Pennsylvania, served as independent auditors for the Trust with respect to its financial statements for the year ended February 28, 1995 and prior years.


                             REGISTRATION STATEMENT

The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act, relating to the Shares offered hereby. For further information with respect to the Trust and its Common Shares, reference is made to such Registration Statement and the exhibits filed with it.

                              FINANCIAL STATEMENTS

The Trust's audited financial statements for the fiscal year ended February 29, 1996, are incorporated into the SAI by reference from the Trust's Annual Report dated as of February 29, 1996. The Trust's unaudited financial statements for the six months ended August 31, 1996, are included as an Appendix to this Prospectus. The Trust will furnish without charge copies of its Annual Report and Semi-Annual Report, upon request to the Trust, Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004-4424, toll-free telephone (800) 331-1080.


                               TABLE OF CONTENTS


                                       OF


                      STATEMENT OF ADDITIONAL INFORMATION



                                                                                       PAGE
                                                                                       ----
Change of Name.......................................................................
Additional Information About Investments and Investment Techniques...................
Investment Restrictions..............................................................
Trustees and Officers................................................................
Investment Management and Other Services.............................................
Portfolio Transactions...............................................................
Net Asset Value......................................................................
Methods Available to Reduce Market Value Discount from NAV...........................
Dividend Reinvestment and Cash Purchase Plan.........................................
Tax Matters..........................................................................
Advertising and Performance Data.....................................................

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
                             SENIOR LOAN INTERESTS
          (DOLLAR WEIGHTED PORTFOLIO INTEREST RESET PERIOD IS 38 DAYS)

PRINCIPAL
 AMOUNT                                                                              LOAN       STATED
 (000'S)                              INDUSTRY/BORROWER                              TYPE      MATURITY       VALUE
---------    -------------------------------------------------------------------  -----------  --------   --------------
             AEROSPACE PRODUCTS & SERVICES: 8.9%
$   4,528    Atlas Air (air cargo carrier)                                        Revolver     06/30/98   $    4,527,922
   14,546    Aviall, Inc. (aircraft parts distributor)                            Term         11/30/00       14,546,287
   15,000    Banner Aerospace (aerospace fasteners)                               Term B       07/01/03       15,000,000
   15,000    Continental Micronesia (airline)                                     Axel (A)     07/26/03       15,000,000
    8,000    Dallas Airmotive, Inc. (aircraft engine maintenance)                 Term         03/15/01        8,000,000
    8,936    Fiberite, Inc. (plastic composite manufacturer)                      Term B       12/31/01        8,935,714
    2,329    Grimes Aerospace Corp. (aerospace products)                          Revolver     12/31/99        2,328,653
   13,844    Grimes Aerospace Corp.                                               Term         12/31/99       13,844,331
    5,000    Gulfstream Delaware Corp. (aircraft manufacturer)                    Term B       03/31/98        5,000,000
    8,000    Technetics Corp. (aircraft engine components)                        Term         06/20/02        8,000,000
                                                                                                              ----------
                                                                                                              95,182,907
                                                                                                              ----------
             APPAREL PRODUCTS: 1.6%
    1,078    Butterick Pattern Co. (sewing aids) (1)                              Term         05/31/96          646,624
    6,930    Humphreys, Inc. (belts and personal leather goods)                   Term B       11/15/03        6,930,000
    9,696    Scovill Fasteners (metal fasteners for apparel products)             Term B       01/24/03        9,695,596
                                                                                                              ----------
                                                                                                              17,272,220
                                                                                                              ----------
             COMMUNICATIONS: 1.7%
    8,000    Executone Business Solutions (telecommunication service)             Term B       07/01/03        8,000,000
    9,929    Shared Technologies, Inc. (communication services)                   Term B       03/31/03        9,928,571
                                                                                                              ----------
                                                                                                              17,928,571
                                                                                                              ----------
             CONSTRUCTION PRODUCTS AND SERVICES: 2.3%
   18,400    MTF Acquisition Corp. (paint and coating products)                   Term         11/30/02       18,400,000
    4,000    The Presley Companies (homebuilder)                                  Revolver     05/20/97        4,000,000
    1,908    United Building Materials, Inc. (stone and concrete products)        Term         04/30/96        1,860,362
                                                                                                              ----------
                                                                                                              24,260,362
                                                                                                              ----------
             CONTAINER PRODUCTS: 0.9%
   10,000    Reid Plastics, Inc. (plastic bottle manufacturer)                    Term B       03/31/02       10,000,000
                                                                                                              ----------
             DIVERSIFIED FINANCIAL: 1.4%
   15,000    Dollar Financial Group, Inc. (retail check cashing)                  Term B       06/30/01       15,000,000
                                                                                                              ----------
             DIVERSIFIED MANUFACTURING: 7.7%
    5,688    Cambridge Industries, Inc. (automotive plastics)                     Term B       05/17/02        5,687,742
    6,399    Cambridge Industries, Inc.                                           Term C       11/17/03        6,398,580
    2,844    Cambridge Industries, Inc.                                           Term D       05/17/04        2,843,842
   10,000    Capital Tool & Design (brake backing plates)                         Term B       07/19/03       10,000,000
   19,800    Graco Children's Products, Inc. (juvenile products)                  Term B       06/30/03       19,800,000
   13,959    The Hawk Group (metal products and fabrication)                      Term B       06/30/02       13,959,000
      276    @ KDI Corp. (defense and leisure products) (2)                       Term A       12/31/96           16,791
       13    @   KDI Corp. (2)                                                    Term B       12/31/96           13,187

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------


PRINCIPAL
 AMOUNT                                                                              LOAN       STATED
 (000'S)                              INDUSTRY/BORROWER                              TYPE      MATURITY       VALUE
---------    -------------------------------------------------------------------  -----------  --------   --------------
             DIVERSIFIED MANUFACTURING (CONTINUED)
$     900    Rowe International, Inc. (vending, jukebox, currency machines) (1)   Revolver     12/31/96   $      900,000
    7,375    Rowe International, Inc. (1)                                         Term C       12/31/96        4,056,250
    7,933    Spalding & Evenflo Companies, Inc. (sporting, juvenile products)     Term B       10/17/02        7,932,584
   10,978    Worldwide Sports & Recreation Corp. (optics, sports products)        Term B       03/31/01       10,703,160
                                                                                                              ----------
                                                                                                              82,311,136
                                                                                                              ----------
             DIVERSIFIED SERVICES/ENTERTAINMENT: 3.6%
    7,160    AMF Group (bowling centers and equipment)                            Term A       05/01/04        7,231,981
    2,825    AMF Group                                                            Term B       05/01/03        2,852,774
    6,913    Bankers Systems, Inc. (compliance services to banking industry)      Term B       11/01/02        6,912,500
   13,080    Marvel IV Holdings, Inc. (diversified services and entertainment)    Revolver     06/22/99       13,080,000
    7,880    Staff Capital, L.P. (payroll and human resource services)            Term         12/08/99        7,880,000
                                                                                                              ----------
                                                                                                              37,957,255
                                                                                                              ----------
             ELECTRICAL EQUIPMENT: 0.9%
    9,905    Merkle-Korff Industries (custom industrial electric motors)          Term B       03/15/03        9,905,232
                                                                                                              ----------
             ELECTRONIC EQUIPMENT: 5.7%
    6,763    Details, Inc. (prototype circuit boards)                             Term         02/13/01        6,762,712
   12,500    Dictaphone Acquisition, Inc. (dictation and recording equipment)     Term         06/30/02       12,500,000
    4,881    Elgar Electronics (electronic testing equipment)                     Term B       03/31/03        4,881,140
    8,780    Intesys Technologies, Inc. (contract engineering and manufacturing)  Term B       12/31/01        8,780,488
    3,471    K-Tec Holdings (telephone and communications equipment)              Term B       02/01/03        3,471,269
    3,968    K-Tec Holdings                                                       Term C       02/01/04        3,967,647
    5,360    Packard Bell Electronics, Inc. (personal computer manufacturer)      Revolver     04/18/97        5,359,564
   15,000    PSC Incorporated (scanning equipment)                                Term B       06/28/02       15,000,000
                                                                                                              ----------
                                                                                                              60,722,820
                                                                                                              ----------
             FOOD/TOBACCO PRODUCTS AND SERVICES: 4.8%
    2,563    Bumble Bee Seafoods, Inc. (canned seafood)                           Term A       09/15/96        2,562,500
    3,750    Bumble Bee Seafoods, Inc.                                            Term B       09/15/96        3,750,000
    4,478    Edward's Baking Co. (food service bakery)                            Term B       09/30/02        4,477,500
   25,000    Favorite Brands International (confectionary manufacturer)           Term B       08/01/04       25,000,000
    2,500    Liggett Group Inc. (tobacco products)                                Revolver     09/15/97        2,500,000
    2,162    Tom's Foods, Inc. (snack foods) (1)                                  Term         12/31/98          864,905
    7,385    Van De Kamp's (frozen foods)                                         Term B       04/30/03        7,384,615
    4,615    Van De Kamp's                                                        Term C       09/30/03        4,615,385
                                                                                                              ----------
                                                                                                              51,154,905
                                                                                                              ----------
             FOOD STORES: 7.0%
    6,202    Dominick's Finer Foods, Inc. (Chicago area supermarkets)             Term C       03/31/03        6,217,878
    6,202    Dominick's Finer Foods, Inc.                                         Term D       09/30/03        6,217,878
    1,000    @ New Almac's Inc. (Rhode Island supermarkets) (3)                   Sr. Note     11/18/01          390,000
       40    @   New Almac's Inc. (3)                                             Sr. Note     11/18/04           15,722
    6,723    Ralph's Grocery Co. (Southern California supermarkets)               Term B       06/15/02        6,756,317
    6,726    Ralph's Grocery Co.                                                  Term C       06/15/03        6,759,275
    4,988    Ralph's Grocery Co.                                                  Term D       06/15/04        5,013,042

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                              LOAN       STATED
 (000'S)                              INDUSTRY/BORROWER                              TYPE      MATURITY       VALUE
---------    -------------------------------------------------------------------  -----------  --------   --------------
             FOOD STORES (CONTINUED)
$  11,675    Smith's Food & Drug Co. (western states supermarkets)                Term A       08/31/02   $   11,733,131
    4,988    Smith's Food & Drug Co.                                              Term B       08/31/02        5,012,438
    4,988    Smith's Food & Drug Co.                                              Term C       08/31/04        5,012,437
    4,988    Smith's Food & Drug Co.                                              Term D       08/31/04        5,012,437
   16,333    Star Markets Co., Inc. (Boston area supermarkets)                    Term B       12/31/01       16,332,895
                                                                                                              ----------
                                                                                                              74,473,450
                                                                                                              ----------
             FURNITURE & GARDEN PRODUCTS: 2.6%
    2,472    Interco (furniture)                                                  Term B       03/29/03        2,472,429
      460    Interco                                                              Term C       03/29/04          459,698
   17,500    Lifestyle Furnishings International (furniture)                      Term B       06/20/04       17,500,000
    6,957    Simmons Company (mattress manufacturer)                              Term B       03/31/03        6,956,774
                                                                                                              ----------
                                                                                                              27,388,901
                                                                                                              ----------
             GENERAL MERCHANDISE RETAILING: 8.6%
   50,000    Kmart Corp. (general merchandise retailer)                           Term         12/19/99       50,000,000
   19,700    Liberty House, Inc. (Hawaiian department store chain)                Term B       06/30/02       19,700,000
    6,919    Peebles, Inc. (department store chain)                               Term A       04/30/01        6,919,187
    7,901    Peebles, Inc.                                                        Term B       04/30/02        7,900,750
    3,504    Saks and Company (general merchandise retailer)                      Term A       06/30/00        3,504,428
    1,413    Saks and Company                                                     Term B       06/30/98        1,413,481
    2,183    Saks and Company                                                     Term B3      06/30/00        2,182,887
                                                                                                              ----------
                                                                                                              91,620,733
                                                                                                              ----------
             HEALTH CARE SERVICES: 3.9%
    7,260    Community Health Systems (hospitals)                                 Term B       12/31/03        7,260,274
    7,260    Community Health Systems                                             Term C       12/31/04        7,260,274
    5,479    Community Health Systems                                             Term D       12/31/05        5,479,452
    6,000    Covenant Care, Inc. (long-term healthcare facilities)                Term         06/30/99        6,000,000
    4,853    H.E.C. Investments, Inc. (health club operator)                      Term A       12/31/00        4,852,941
    7,000    H.E.C. Investments, Inc.                                             Term B       12/31/99        7,000,000
    3,261    Mediq/PRN Life Support Inc. (hospital equipment leasing)             Term         09/28/98        3,260,799
                                                                                                              ----------
                                                                                                              41,113,740
                                                                                                              ----------
             HEALTH & BEAUTY PRODUCTS: 2.6%
   17,375    ICON Health & Fitness Co. (exercise equipment)                       Term B       11/14/01       17,375,000
   10,000    Revlon Inc. (cosmetics manufacturer)                                 Term         12/31/00       10,000,000
                                                                                                              ----------
                                                                                                              27,375,000
                                                                                                              ----------
             INDUSTRIAL CHEMICALS: 2.3%
    9,250    Cedar Chemical Corp. (specialized chemicals)                         Term B       10/30/03        9,250,000
   10,000    Sterling Chemicals (industrial chemicals)                            Term B       09/30/04       10,000,000
    5,000    Texas Petrochemicals (industrial chemicals)                          Term B       06/30/04        5,000,000
                                                                                                              ----------
                                                                                                              24,250,000
                                                                                                              ----------

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                              LOAN       STATED
 (000'S)                              INDUSTRY/BORROWER                              TYPE      MATURITY       VALUE
---------    -------------------------------------------------------------------  -----------  --------   --------------
             INDUSTRIAL EQUIPMENT: 4.1%
$   2,836    Calmar (non-aerosol fluid dispensing systems)                        Term A       09/15/03   $    2,835,714
    2,127    Calmar                                                               Term B       03/15/04        2,126,786
    9,947    Graphic Controls Corp. (industrial and medical charts)               Term B       09/28/03        9,947,195
    5,063    Intermetro Industries Inc. (storage and material transport
             products)                                                            Term B       06/30/03        5,062,500
    3,938    Intermetro Industries Inc.                                           Term C       06/30/04        3,937,500
    4,961    Jackson Products, Inc. (industrial safety equipment manufacturer)    Term B       09/01/03        4,960,870
    4,963    Jackson Products, Inc.                                               Term C       09/01/02        4,962,500
    9,929    Schrader, Inc. (fluid/air control valve manufacturer)                Term B       11/30/02        9,928,572
                                                                                                              ----------
                                                                                                              43,761,637
                                                                                                              ----------
             INDUSTRIAL SERVICES: 2.2%
   13,750    Clean Harbors (environmental services)                               Term         05/08/00       13,750,000
    9,880    Primeco, Inc. (equipment rental)                                     Term         12/31/00        9,880,000
                                                                                                              ----------
                                                                                                              23,630,000
                                                                                                              ----------
             MEDIA/BROADCAST: 8.3%
    4,600    Benedek Broadcasting Corp. (broadcasting)                            Axel A (A)   12/05/02        4,600,000
    4,500    Benedek Broadcasting Corp.                                           Axel B (A)   12/05/02        4,500,000
    7,250    Eller Media Company (outdoor advertising)                            Term         12/31/03        7,250,000
   10,000    FrontierVision (cable television)                                    Term B       06/30/05       10,000,000
   10,000    Intermedia Partners IV (cable television)                            Term         01/01/05       10,000,000
    4,866    Maryland Cable (cable television)                                    Term A       12/31/02        4,866,495
    7,788    Maryland Cable                                                       Term B       12/31/02        7,788,206
   10,000    Metro-Goldwyn-Mayer, Inc. (film library)                             Term         04/15/97       10,000,000
    5,844    Outdoor Systems, Inc. (outdoor advertising)                          Term B       12/31/02        5,843,750
    5,844    Outdoor Systems, Inc.                                                Term C       12/31/03        5,843,750
    8,000    Panavision International, Inc. (motion picture cameras)              Term B       03/31/04        8,000,000
    9,900    Phoenix Associates, Inc. (cable television)                          Term B       12/31/99        9,900,000
                                                                                                              ----------
                                                                                                              88,592,201
                                                                                                              ----------
             METAL PRODUCTS: 3.4%
    9,925    GS Technologies (metal products fabricator)                          Term         09/30/02        9,925,000
    9,444    Hayes Wheels International (automotive wheels)                       Term B       07/31/04        9,444,444
    7,556    Hayes Wheels International                                           Term C       07/31/04        7,555,556
      800    National Refractories Inc. (kiln lining materials)                   Term B       09/30/99          800,000
    5,000    National Refractories Inc.                                           Term C       09/30/99        5,000,000
    3,250    Triangle Wire and Cable Inc. (metal products fabricator)             Revolver     03/28/97        3,250,000
                                                                                                              ----------
                                                                                                              35,975,000
                                                                                                              ----------
             MISCELLANEOUS COMPANIES: 1.3%
    4,255    Dade International (medical testing equipment manufacturer)          Term B       12/31/04        4,254,545
    4,255    Dade International                                                   Term C       12/31/04        4,254,545
    4,491    Dade International                                                   Term D       12/31/04        4,490,910
      263    General Aquatics, Inc. (swimming pool manufacturer)                  Term         06/30/00          263,292
                                                                                                              ----------
                                                                                                              13,263,292
                                                                                                              ----------

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                              LOAN       STATED
 (000'S)                              INDUSTRY/BORROWER                              TYPE      MATURITY       VALUE
---------    -------------------------------------------------------------------  -----------  --------   --------------
             PAPER PRODUCTS: 3.7%
$   6,979    Mail-Well Corp. (envelopes and specialty printing)                   Term B       07/31/03   $    6,979,164
    5,000    RIC Holdings, Inc. (packaging and paper products)                    Term A       02/28/03        5,000,000
   17,857    RIC Holdings, Inc.                                                   Term B       02/27/04       17,857,143
    7,143    RIC Holdings, Inc.                                                   Term C       08/31/04        7,142,857
    2,827    Supremex, Inc. (Canadian envelope manufacturer)                      Term B       07/31/03        2,826,525
                                                                                                              ----------
                                                                                                              39,805,689
                                                                                                              ----------
             PUBLISHING AND INFORMATION SERVICES: 1.6%
    7,470    NBC Acquisition (wholesale and retail textbooks)                     Term         08/31/03        7,470,000
    5,000    Softworld Services (software fulfillment services)                   Term A       06/30/00        5,000,000
    5,000    Softworld Services                                                   Term B       06/30/01        5,000,000
                                                                                                              ----------
                                                                                                              17,470,000
                                                                                                              ----------
             RESTAURANTS: 1.6%
   12,761    America's Favorite Chicken Co. (food service franchisor)             Term A       10/31/01       12,760,614
    4,028    Long John Silvers Inc. (quick service seafood restaurant chain)      Bridge       09/30/97        4,027,554
      177    Long John Silvers Inc.                                               Term-PIK     09/30/97          176,694
                                                                                                              ----------
                                                                                                              16,964,862
                                                                                                              ----------
             SPECIALTY RETAILING: 2.6%
      340    American Blind & Wallpaper (home furnishings retailer)               Term         10/31/96          340,409
    4,844    Camelot Music, Inc. (music stores) (3)                               Term B       02/28/02        3,148,821
    7,093    Color Tile, Inc. (home improvement retailer) (3)                     Term A       12/31/96        5,461,867
    8,035    Color Tile, Inc. (3)                                                 Term C       12/31/98        6,186,861
    1,244    Color Tile, Inc. (D.I.P.) (3)                                        Revolver     12/31/98        1,243,577
    2,484    M & H Drugs, Inc. (Midwestern retail drugstores)                     Term         12/31/96        2,422,080
    8,825    Murray's Discount Auto Parts (auto parts retailer)                   Term         09/30/01        8,824,745
                                                                                                              ----------
                                                                                                              27,628,360
                                                                                                              ----------
             TEXTILE & LEATHER PRODUCTS: 1.4%
    1,920    Blackstone Capital (carpet manufacturer)                             Term         01/13/97        1,920,000
      580    Blackstone Capital                                                   Term         01/13/97          580,000
   10,000    Glenoit Mills, Inc. (specialty and decorative fabrics)               Term         03/31/00       10,000,000
    2,500    Wasserstein (carpet manufacturer)                                    Term         01/13/97        2,500,000
                                                                                                              ----------
                                                                                                              15,000,000
                                                                                                              ----------
             TRANSPORTATION: 1.9%
    5,000    Cruise Ship L.L.C. (cruise ship operator)                            Term         07/01/01        5,000,000
    7,339    Sky Chef's International, Inc. (airline food service)                Term B       09/15/01        7,347,830
    1,616    Sky Chef's International, Inc.                                       Term C       09/15/03        1,619,971
    5,886    Sky Chef's International, Inc.                                       Term B       09/15/01        5,910,361
                                                                                                              ----------
                                                                                                              19,878,162
                                                                                                              ----------
             Total Senior Loan Interests - 98.6%                                                           1,049,886,435
                                                                                                           -------------
             (Cost $1,059,970,525)

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                              LOAN       STATED
 (000'S)                              INDUSTRY/BORROWER                              TYPE      MATURITY       VALUE
---------    -------------------------------------------------------------------  -----------  --------   --------------
                                     OTHER CORPORATE DEBT
             DIVERSIFIED MANUFACTURING: 0.6%
$   6,000    Capital Tool & Design (brake backing plates)                         Sub. Note    07/26/03   $    6,000,000
                                                                                                              ----------
             FOOD STORES: 0.0%
    1,111    @ New Almac's Inc. (formerly Almac's, Rhode Island
             supermarkets) (3)                                                    Sub. Note    12/01/04               --
                                                                                                              ----------
             Total Other Corporate Debt - 0.6%                                                                 6,000,000
                                                                                                              ----------
             (Cost $6,848,197)

                                   COMMON STOCK AND PREFERRED STOCK

  SHARES
----------
             DIVERSIFIED MANUFACTURING: 0.0%
     2,633   @ KDI Corp.--common (defense and leisure products) (2)                                                 --
                                                                                                           -----------
             MISCELLANEOUS COMPANIES: 0.0%
    26,121   @ General Aquatics, Inc.--common (swimming pool manufacturer) (R)                                 156,700
                                                                                                           -----------
             RESTAURANTS: 0.4%
   413,980   @ America's Favorite Chicken Co.--common (quick service restaurant chain) (R)                   1,373,141
    24,848   America's Favorite Chicken Co.--preferred (quick service restaurant chain) (R)                  2,484,800
    17,664   @ Flagstar, Inc.--common (family restaurants, institutional food service companies)                46,368
                                                                                                           -----------
                                                                                                             3,904,309
                                                                                                           -----------
             TEXTILES: 0.2%
    12,764   @ Dan River (Braelan) Corp.--common (diversified textiles) (R)                                  2,288,045
                                                                                                           -----------
                                                                                                             6,349,054
             Total Common Stock and Preferred Stock - 0.6%
                                                                                                           -----------
             (Cost $4,462,495)
                              STOCK PURCHASE WARRANTS AND OTHER SECURITIES
         1   @ Autotote Systems, Inc., Warrant representing 48,930 common shares (designer and
                                                                                                           $    57,494
             manufacturer of wagering equipment), Expires 10/30/03 (R)
    80,634   @ Capital Tool & Design, Warrants representing 80,634 common shares
                                                                                                               143,530
             (brake backing plates) (R)
    19,000   @ Covenant Care, Inc., Warrants representing 19,000 common shares
                                                                                                               285,000
             (long-term healthcare facilities) (R)
         1   @ Cruise Ship, L.L.C., Warrant representing 4,105 voting shares (cruise ship operator) (R)        129,446
         1   @ Cruise Ship, L.L.C., Warrant representing 4,666 non-voting shares (R)                           147,136
    26,606   @ KDI Corp. Units of Trust (defense and leisure products) (R)(2)                                       --
         1   @ Staff Capital, L.P., Warrant to purchase 0.5% of the Common Limited Partnership
                                                                                                               614,789
             Units (payroll and human resource services), Expires 11/05/03 (R)
         1   @ Staff Capital, L.P., Warrant to purchase 0.5% of the Preferred Limited Partnership
                                                                                                                61,000
             Units, Expires 11/05/03 (R)
    45,000   @ Victory Holding Corp., Warrants representing 45,000 common shares
                                                                                                                    --
             (Rhode Island supermarkets), Expires 12/01/01 (R)(3)
                                                                                                           -----------
                                                                                                             1,438,395
             Total Stock Purchase Warrants and Other Securities - 0.1%
                                                                                                           -----------
             (Cost $60,927)

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                          SHORT-TERM INVESTMENTS


PRINCIPAL
  AMOUNT
 (000'S)                                                                                                     VALUE
----------                                                                                               --------------
             COMMERCIAL PAPER: 0.1%
$      800   GE Capital Corp., 5.10% Due 09/03/96                                                        $      799,773
                                                                                                         --------------
             Total Short-Term Investments - 0.1%                                                                799,773
                                                                                                         --------------
             (Cost $799,773)
             TOTAL INVESTMENTS - 100.0%                                                                  $1,064,473,657
                                                                                                          =============
             (COST $1,072,141,977)


-------------------
  @ Non-income producing security

 (A) Axel describes an amortizing extended term loan with limited call protection.

 (R) Restricted security

   * Senior loan interests, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loan interests bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.

 (1) The borrower is restructuring and interest is being recognized as cash payments are received.

 (2) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code and is in the process of developing a plan of liquidation.

 (3) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code and is in the process of developing a plan of reorganization.

 (4) For Federal income tax purposes, which is the same for financial reporting purposes, cost of investments is $1,072,141,977 and net unrealized depreciation consists of the following:

             Gross Unrealized Appreciation                                                                $  4,990,929
             Gross Unrealized Depreciation                                                                 (12,659,249)
                                                                                                          ------------
             Net Unrealized Depreciation                                                                  $ (7,668,320)
                                                                                                           ===========

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in securities at value (Cost $1,072,141,977)                       $1,064,473,657
Dividends and interest receivable                                                   8,591,980
Prepaid facility fees                                                                 422,017
Prepaid expenses                                                                      120,650
                                                                                -------------
     Total assets                                                               1,073,608,304
                                                                                -------------
LIABILITIES:
Notes payable                                                                     197,000,000
Deferred facility fees                                                              5,776,486
Accrued interest payable                                                            1,190,194
Accrued management fees                                                               699,275
Overdraft payable to custodian                                                        892,452
Accrued administration fees                                                           121,954
Accrued expenses                                                                      622,353
                                                                                -------------
     Total liabilities                                                            206,302,714
                                                                                -------------
NET ASSETS (equivalent to $9.60 per share, based on 90,355,152 shares outstanding, unlimited number of shares of beneficial interest
  authorized, no par value)                                                    $  867,305,590
                                                                               ==============
Net Assets Consist of:
  Paid-in capital                                                              $  871,819,408
  Undistributed net investment income                                               9,481,619
  Accumulated net realized loss on investments                                     (6,327,117)
  Net unrealized depreciation of investments                                       (7,668,320)
                                                                                -------------
          Net assets                                                           $  867,305,590
                                                                               ==============

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS for the Six Months Ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                                         $ 39,168,095
Facility fees earned                                                                3,295,607
Other                                                                                 921,866
Dividends                                                                              36,443
                                                                                 ------------
  Total investment income                                                          43,422,011
                                                                                 ------------
EXPENSES:
Investment management fees                                                          3,713,854
Interest expense                                                                    1,194,898
Administration fees                                                                   656,673
Transfer agent and registrar fees                                                     391,336
Miscellaneous expense                                                                 320,076
Recordkeeping and pricing fees                                                        173,927
Security loan fees                                                                    147,751
Professional fees                                                                      92,592
Reports to shareholders                                                                86,964
Custodian fees                                                                         61,095
Trustees' fees                                                                         43,482
Insurance expense                                                                      18,703
                                                                                 ------------
  Total expenses                                                                    6,901,351
                                                                                 ------------
  Less: Earnings credits                                                              (17,613)
  Net expenses                                                                      6,883,738
                                                                                 ------------
       Net investment income                                                       36,538,273
                                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized gain on investments                                                    1,583,402
Change in unrealized depreciation of investments                                   (2,954,878)
                                                                                 ------------
  Net loss on investments                                                          (1,371,476)
                                                                                 ------------
       Net increase in net assets resulting from operations                      $ 35,166,797
                                                                                 ============

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED
                                                                   AUGUST 31,         YEAR ENDED
                                                                      1996           FEBRUARY 29,
                                                                  (UNAUDITED)            1996
                                                                ----------------     ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                             $ 36,538,273       $ 79,824,660
Net realized gain (loss) on investments                              1,583,402         (3,827,587)
Change in unrealized depreciation of investments                    (2,954,878)        (3,260,231)
                                                                  ------------       ------------
  Net increase in net assets resulting from operations              35,166,797         72,736,842
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                           (36,167,238)       (76,983,896)
CAPITAL SHARE TRANSACTIONS:
Issuance from dividend reinvestment                                  5,368,440                 --
Net increase in net assets derived from the sale of shares in
  connection with rights offering                                           --            101,482
                                                                  ------------       ------------
  Total increase (decrease) in net assets                            4,367,999         (4,145,572)
NET ASSETS:
Beginning of period                                                862,937,591        867,083,163
                                                                  ------------       ------------
End of period (including undistributed net investment income
  of $9,481,619 and $9,110,584, respectively)                     $867,305,590       $862,937,591
                                                                  ============       ============

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS for the Six Months Ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest received                                                             $  40,884,855
  Dividends received                                                                   36,443
  Facility fees received                                                            3,991,253
  Commitment fees received                                                             64,724
  Other income received                                                               947,998
  Operating expenses paid                                                          (6,077,871)
  Net proceeds of short-term investments                                           37,577,689
  Purchases of portfolio securities                                              (618,873,393)
  Proceeds from disposition of portfolio securities                               368,869,194
                                                                                -------------
       Net cash used for operating activities                                    (172,579,108)
                                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends paid                                                                  (30,798,798)
  Loan advance                                                                    197,000,000
                                                                                -------------
       Net cash provided by financing activities                                  166,201,202
                                                                                -------------
  Net increase in cash                                                             (6,377,906)
  Cash at beginning of period                                                       5,485,454
                                                                                -------------
  Cash at end of period                                                         $    (892,452)
                                                                                =============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations                             35,166,797
                                                                                -------------
  Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
     Increase in investments in securities                                       (209,522,259)
     Decrease in dividends and interest receivable                                    343,861
     Increase in prepaid facility fees                                               (422,017)
     Increase in prepaid expenses                                                     (29,115)
     Increase in deferred facility fees                                               695,646
     Increase in accrued interest payable                                           1,190,194
     Decrease in accrued expenses                                                      (2,215)
                                                                                -------------
     Total adjustments                                                           (207,745,905)
                                                                                -------------
       Net cash used for operating activities                                   $(172,579,108)
                                                                                =============

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------


                                                     SIX MONTHS
                                                        ENDED
                                                     AUGUST 31,           YEAR ENDED          YEARS ENDED FEBRUARY 28,
                                                        1996             FEBRUARY 29,         -------------------------
                                                     (UNAUDITED)           1996(6)              1995             1994
                                                     -----------         ------------         --------         --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $    9.61            $   9.66           $  10.02         $  10.05
                                                       --------            --------           --------         --------
Net investment income                                      0.40                0.89               0.74             0.60
Net realized and unrealized gain (loss) on
  investments                                             (0.01)              (0.08)              0.07            (0.05)
                                                       --------            --------           --------         --------
Increase in net asset value from investment
  operations                                               0.39                0.81               0.81             0.55
                                                       --------            --------           --------         --------
Distributions from net investment income                  (0.40)              (0.86)             (0.73)           (0.60)
                                                       --------            --------           --------         --------
Reduction in net asset value from rights offering            --                  --              (0.44)              --
Increase in net asset value from repurchase of
  capital stock                                              --                  --                 --             0.02
                                                       --------            --------           --------         --------
Net asset value, end of period                        $    9.60            $   9.61           $   9.66         $  10.02
                                                       ========            ========           ========         ========
Closing market price at end of period                 $    9.88            $   9.50           $   8.75         $   9.25
TOTAL RETURN
Total investment return at closing market price
  (3)                                                      8.40%              19.19%              3.27%(5)         8.06%
Total investment return at closing net asset
  value (4)                                                4.18%               9.21%              5.24%(5)         6.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                     $ 867,306            $862,938           $867,083         $719,979
Ratios to average net assets:
  Expenses                                                 1.58%(1)            1.23%              1.30%            1.31%
  Net investment income                                    8.41%(1)            9.23%              7.59%            6.04%
Portfolio turnover rate                                      42%                 88%               108%              87%
Shares outstanding at end of period (000's)              90,355              89,794             89,794           71,835
Average daily bank loans outstanding during the
  period (000's)                                      $  40,054            $     --           $  2,811         $     --
Average monthly shares outstanding during the
  period (000's)                                         90,010              89,794             74,598               --
Average daily bank loans per share during the
  period                                              $    0.45            $     --           $   0.04         $     --


---------------
* Commencement of operations.

(1) Annualized.

(2) Prior to the waiver of expenses, the ratio of expenses to average net assets was 1.95%(1), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratio of net investment income to average net assets was 8.91%(1), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989 and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.


(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993 covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period (Continued)
--------------------------------------------------------------------------------


     YEAR ENDED       YEAR ENDED      YEARS ENDED FEBRUARY 28,       MAY 12, 1988*
    FEBRUARY 28,     FEBRUARY 29,     -------------------------     TO FEBRUARY 28,
        1993             1992            1991           1990             1989
    ------------     ------------     ----------     ----------     ---------------
      $   9.96         $   9.97       $    10.00     $    10.00        $   10.00
      --------         --------         --------     ----------        ---------
          0.60             0.76             0.98           1.06             0.72
          0.01            (0.02)           (0.05)            --               --
      --------         --------         --------     ----------        ---------
          0.61             0.74             0.93           1.06             0.72
      --------         --------         --------     ----------        ---------
         (0.57)           (0.75)           (0.96)         (1.06)           (0.72)
      --------         --------         --------     ----------        ---------
            --               --               --             --               --
          0.05               --               --             --               --
      --------         --------         --------     ----------        ---------
      $  10.05         $   9.96       $     9.97     $    10.00        $   10.00
      ========         ========         ========     ==========        =========
      $   9.13               --               --             --               --
         10.89%              --               --             --               --
          7.29%            7.71%            9.74%         11.13%            7.35%
      $738,810         $874,104       $1,158,224     $1,036,470        $ 252,998
          1.42%            1.42%(2)         1.38%          1.46%(2)         1.18%(1)(2)
            --               --               --             --               --
          5.88%            7.62%(2)         9.71%         10.32%(2)         9.68%(1)(2)
            81%              53%              55%           100%              49%(1)
        73,544           87,782          116,022        103,660           25,294
      $    636         $  8,011       $    2,241     $       --        $      --
        79,394          102,267          114,350             --               --
      $   0.01         $   0.08       $     0.02     $       --        $      --


---------------
(4) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.

(5) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.

(6) Pilgrim America Investments, Inc., the Trust's investment manager, acquired assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.




                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES


Pilgrim America Prime Rate Trust (the "Trust", formerly Pilgrim Prime Rate Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Trust invests in senior loan interests which are exempt from registration under the Securities Act of 1933 but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, London Inter-Bank Offered Rate (LIBOR), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.



A. Security Valuation. Senior loan interests are valued at fair value in the absence of readily ascertainable market values. Fair value is determined by Pilgrim America Investments, Inc. (the "Manager") under procedures established and monitored by the Trust's Board of Trustees. In valuing a loan, the Manager will consider, among other factors: (i) the creditworthiness of the corporate issuer and any interpositioned bank; (ii) the current interest rate, period until next interest rate reset and maturity date of the senior corporate loan; (iii) recent market prices for similar loans, if any; and (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. The Manager may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the loans held by the Trust have or could have occurred. However, because the secondary market in senior loan interests has not yet fully developed, the Manager will not rely solely on such prices or quotations. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loan interests for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.



B. Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Trust. The differences between the income or gains distributed on a book versus tax basis, if any, are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets.


C. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current loan rate, and dividend income is recorded on the ex-

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    dividend date. Facility fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized ratably over the shorter of 2.5 years or the actual term of the loan.

D. Distributions to Shareholders. The Trust records distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains and other timing differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

E. Dividend Reinvestments. Pursuant to the Automatic Dividend Reinvestment Plan, Investors Fiduciary Trust Co., the Plan Agent, may purchase, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares will be purchased only when the closing sale of bid price plus commission is less than the net asset value per share of the stock. If the market price plus commissions is equal to or exceeds the net asset value, new shares valued at the net asset value most recently calculated will be issued.

F. Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

NOTE 2 - INVESTMENTS


For the six-months ended August 31, 1996, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $618,873,393 and $368,869,194, respectively. At August 31, 1996, the
Trust held senior loans valued at $1,049,886,435 representing 98.6% of its total investments. The Trust had $197.0 million outstanding under its revolving credit facility on August 31, 1996. The market value of these securities can only be established by negotiation between parties in a sales transaction. Due to the uncertainty inherent in the valuation process, the fair values as determined may materially differ from the market values that would have been used had a ready market for these securities existed.


The senior loan interests acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loan interests held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after issuance of the stock or warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                                      DATES OF         COST OR
                                                                    ACQUISITION     ASSIGNED BASIS
                                                                    ------------    --------------
America's Favorite Chicken Co.-Common                                   11/05/92      $        1
America's Favorite Chicken Co.-Preferred                                11/05/92       2,484,761
Autotote Systems, Inc.-Warrant                                          11/11/92              --
Capital Tool & Design-Warrant                                           07/26/96              --
Covenant Care, Inc.-Warrants                                            12/22/95              --
Cruise Ship, LLC-Warrant, Voting Share                                  09/13/95              --
Cruise Ship, LLC-Warrant, Non-Voting Share                              09/13/95              --
Dan River (Braelen) Corp.-Common                                        09/15/91       1,529,753
General Acquatics, Inc.-Common                                          09/19/95         193,619
KDI Corp. Units of Trust                                                09/19/95              --
Staff Capital, L.P., Common Warrant                                     09/01/95             100
Staff Capital, L.P., Preferred Warrant                                  09/01/95          61,000
Victory Holding Corp.-Warrants                                          11/18/94              --
                                                                                      ----------
Total restricted securities excluding senior loans (market value
  of $5,453,036 was 0.63% of net assets at August 31, 1996)                           $4,269,234
                                                                                      ==========


At February 29, 1996, the Trust had a capital loss carryforward for federal income tax purposes of approximately $7,557,291 which is scheduled to expire through February 28, 2004.


NOTE 3 - MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT


The Trust has entered into an Investment Management Agreement with the Manager, a wholly-owned subsidiary of Pilgrim America Group, Inc. ("PAG"), to provide advisory and management services. The Investment Management Agreement compensates the Manager with a fee, computed daily and payable monthly, at an annual rate of 0.85% of the Trust's average daily net assets plus borrowings up to $700 million; 0.75% of the average daily net assets plus borrowings of $700 to $800 million; and 0.65% of the average daily net assets plus borrowings in excess of $800 million. At August 31, 1996, the Trust owed the Manager $699,275 in investment management fees.



The Manager has agreed to review its fee for a period of three years from the Expiration Date to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.



The Trust has also entered into an Administration Agreement with PAG to provide administrative services and also to furnish facilities. The Administration Agreement compensates the Administrator with a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Trust's average daily net assets plus

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

borrowings up to $800 million; and 0.10% of the average daily net assets plus borrowings in excess of $800 million. At August 31, 1996, the Trust owed the Manager $121,954 in administration fees.

NOTE 4 - COMMITMENTS


The Trust has entered into a four year revolving credit agreement to borrow up to $285 million from a syndicate of major banks. The borrowing rate under this loan agreement is 0.50% over LIBOR, or if lower, the federal funds rate. The Trust will also pay a 0.125% fee for any unborrowed amount. The amount of borrowings outstanding at August 31, 1996, was $197 million.


As of August 31, 1996, the Trust had unfunded loan commitments pursuant to the terms of the following loan participation agreements:

Atlas Air                   $10,472,078     Packard Bell Electronics, Inc.    $ 9,640,436
Color Tile, Inc.                659,857     Presley Companies                   2,000,000
Edward's Baking Co.           1,011,250     Rowe International, Inc.              100,000
Grimes Aerospace Corp.        1,442,947     Smith's Food & Drug Co.             6,825,193
Liggett Group, Inc.           1,500,000     Titanium Metals, Inc.               5,000,000
Marvel IV Holdings           16,920,000     Triangle Wire and Cable, Inc.       2,903,846
                                                                              -----------
                                                                              $58,475,607
                                                                              ===========

At a meeting of the Board of Trustees held on July 16, 1992, the Trustees authorized the Trust to institute a $75,000,000 Repurchase Program, whereby the Trust would repurchase shares of its outstanding stock on the New York Stock Exchange. At their April 21, 1993 meeting, the Board of Trustees authorized an additional $25,000,000 Repurchase Program. As of August 31, 1996, the Trust had repurchased 8,392,000 shares of its common stock at a total cost of $78,788,625 pursuant to the Repurchase Programs. The weighted average discount per share between the cost of the repurchases and the net asset value applicable to such shares at the date of repurchase was 5.8%.

NOTE 5 - RIGHTS OFFERING

On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

NOTE 6 - CUSTODIAL AGREEMENT


Investors Fiduciary Trust Company ("IFTC") serves as the Trust's custodian and recordkeeper. Custody fees paid to IFTC are reduced by earnings credits based on the cash balances held by IFTC for the Trust. For the six months ended August 31, 1996, the Trust received earnings credits of $17,613.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

NOTE 7 - SUBSEQUENT EVENTS


On September 16, 1996, the Trust's Board of Trustees approved the filing of a Form N-2 registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") regarding the proposed offering of additional shares of beneficial interest of the Trust pursuant to a non-transferable rights offering. The Registration Statement contemplates that the Trust will issue to shareholders one non-transferable right for each full share of the Trust's Common Shares owned. Shareholders would be entitled to acquire one common share for each five rights held at a price equal to 97.5% of the lower of (i) the average of the last reported sales price of a share of the Trust's Common Shares on the New York Stock Exchange on the pricing date and the four preceding business days or (ii) the net asset value of a share of the Trust's Common Shares on the pricing date. The Trust will not issue any rights until the Registration Statement is declared effective by the SEC.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                 MANAGEMENT'S ADDITIONAL OPERATING INFORMATION

APPROVAL OF CHANGES IN INVESTMENT POLICIES

At the Annual Meeting of Trust Shareholders, held August 30, 1994, shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including the purchase (i) of U.S. dollar denominated senior corporate loans made to companies headquartered in Canada or U.S. Territories or Possessions; (ii) subject to certain limitations, loans in excess of 10% of an issue of senior bank debt of a corporate borrower; and (iii) with up to 5% of the Trust's assets, loans in tranches of senior collateralized corporate loans that are subordinated in some manner as to the payment of interest and/or principal. At a special meeting of held May 2, 1996, Trust Shareholders approved an amendment to the Trust's fundamental investment policies to expand its ability to engage in borrowing transactions up to 33.33% of net assets including borrowings, primarily to acquire additional income producing investments.


The Trust's Manager believes that these changes in the Trust's investment policies will increase the number of loan offerings which the Trust may consider acquiring. Furthermore, the Manager also believes that these changes are fully consistent with the Trust's overall investment philosophy of purchasing senior collateralized corporate loans.


REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Trust offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Plan, please contact the Shareholder Servicing Agent at (800) 331-1080.

------------------------------------------------------
------------------------------------------------------

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE INVESTMENT MANAGER OR ANY OF THE DEALER MANAGERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF COMMON SHARES OFFERED BY THE PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE SHARES OF COMMON SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY SUCH PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THE PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                               ------------------

                               TABLE OF CONTENTS


                                       PAGE
                                       ----
Prospectus Summary...................
Trust Expenses.......................
Financial Highlights And Investment
  Performance........................
The Offer............................
Use Of Proceeds......................
Investment Objective and Policies....
Risk Factors and Special
  Considerations.....................
General Information On Senior Loans..
Description of the Common Shares.....
Investment Management and Other
  Services...........................
Dividends and Distributions..........
Tax Matters..........................
Distribution Arrangements............
Legal Matters........................
Experts..............................
Registration Statement...............
Financial Statements.................
Appendix I: Financial Statements
  dated August 31, 1996..............
Table Of Contents of Statement of
  Additional Information.............


------------------------------------------------------
------------------------------------------------------

------------------------------------------------------
------------------------------------------------------


                              18,122,976 Shares of

                              Beneficial Interest

                        PILGRIM AMERICA PRIME RATE TRUST

                           Issuable Upon Exercise of
                           Non-Transferable Rights to
                               Subscribe for Such
                         Shares of Beneficial Interest
                            ------------------------

                                   PROSPECTUS
                            ------------------------
                                DEALER MANAGERS

                       PRUDENTIAL SECURITIES INCORPORATED

                              MERRILL LYNCH & CO.


                                OCTOBER 18, 1996


             ------------------------------------------------------
             ------------------------------------------------------

                        PILGRIM AMERICA PRIME RATE TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

Pilgrim America Prime Rate Trust (the "Trust") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust's investment objective is to seek as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve its objective by investing in variable or floating-rate senior collateralized corporate loans ("Senior Loans"), the interest rates of which float periodically based upon a benchmark indicator of prevailing interest rates, such as the prime rate or the London Inter-Bank Offered Rate ("LIBOR"). Under normal circumstances, at least 80% of the Trust's net assets are invested in Senior Loans. The Trust is managed by Pilgrim America Investments, Inc. ("PAII" or the "Investment Manager").


This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated October 18, 1996 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of the Trust, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling PAII at (800) 331-1080. This SAI incorporates by reference the entire Prospectus.


                               TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
Change of Name.......................................................................
Additional Information About Investments and Investment Techniques...................
Investment Restrictions..............................................................
Trustees and Officers................................................................
Investment Management and Other Services.............................................
Portfolio Transactions...............................................................
Net Asset Value......................................................................
Methods Available to Reduce Market Value Discount From NAV...........................
Dividend Reinvestment and Cash Purchase Plan.........................................
Tax Matters..........................................................................
Advertising and Performance Data.....................................................

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The registration statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.


This SAI is dated October 18, 1996.

                                 CHANGE OF NAME


The Trust changed its name from "Pilgrim Prime Rate Trust" to "Pilgrim America Prime Rate Trust" in April 1996.


                    ADDITIONAL INFORMATION ABOUT INVESTMENTS
                           AND INVESTMENT TECHNIQUES

Some of the different types of securities in which the Trust may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Practices." Additional information concerning certain of the Trust's investments and investment techniques is set forth below.

EQUITY SECURITIES

In connection with its purchase or holding of interests in Senior Loans, the Trust may acquire (and subsequently sell) equity securities or exercise warrants that it receives. The Trust will acquire such interests only as an incident to the intended purchase or ownership of Senior Loans or if, in connection with a reorganization of a borrower, the Trust receives an equity interest in a reorganized corporation or warrants to acquire such an equity interest. The Trust normally will not hold more than 20% of its total assets in equity securities. Equity securities will not be treated as Senior Loans; therefore, an investment in such securities will not count toward the 80% of the Trust's total assets that normally will be invested in Senior Loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

LEASE PARTICIPATIONS

The Trust may invest up to 20% of its assets in participation interests in lease financings ("Lease Participations"). Investments in Lease Participations will not be counted toward the 80% of the Trust's assets that under normal market conditions are invested in Senior Loans.

The Trust will invest in Lease Participations only if they generally meet the same credit quality standards and general requirements that the Trust applies to Senior Loans. Thus, the collateral quality, the credit quality of the borrower and the likelihood of payback for a Lease Participation are the same as those applied to a Senior Loan. A Lease Participation is also required to have a floating interest rate that is indexed to the federal funds rate, LIBOR, or prime rate in order to be eligible for investment.

The Office of the Comptroller of the Currency has established regulations which set forth circumstances under which national banks may engage in lease financings. Among other things, the regulation requires that a lease be a net-full payout lease representing the noncancelable obligation of the lessee, and that the bank make certain determinations with respect to any estimated residual value of leased property relied upon by the bank to yield a full return on the lease. The Trust may invest in lease financings only if the Lease Participation meets these banking law requirements.

REPURCHASE AGREEMENTS

In general, the Trust does not engage, nor does it intend to engage in the foreseeable future, in repurchase agreements. The Trust has the ability, however, pursuant to its investment objective and policies, to enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System, member firms of the New York Stock Exchange ("NYSE") or other entities determined by PAII to be creditworthy. When participating in repurchase agreements, the Trust buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. The Trust may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the Investment Company Act, repurchase agreements are deemed to be collateralized loans of money by the Trust to the seller. In evaluating whether to enter into a repurchase agreement, PAII will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy

Code, the law regarding the rights of the Trust to enforce the terms of the repurchase agreement is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and PAII will monitor the value of the collateral. No specific limitation exists as to the percentage of the Trust's assets which may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

In general, the Trust does not engage, nor does it intend to engage in the foreseeable future, in reverse repurchase agreements. The Trust has the ability, however, pursuant to its investment objective and policies, to enter into reverse repurchase agreements. A reverse repurchase agreement is an instrument under which the Trust may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser to sell the security back to the Trust at an agreed upon price on an agreed upon date. Reverse repurchase agreements will be considered borrowings by the Trust and as such are subject to the restrictions on borrowing. Borrowings by the Trust create an opportunity for greater total return, but at the same time, increase exposure to capital risk. The Trust will maintain in a segregated account with its custodian cash or liquid high grade portfolio securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Trust will receive payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the Commission require either that securities sold by the Trust under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Trust's books and records pending repurchase. Reverse repurchase agreements may involve certain risks in the event of default or insolvency of the other party, including possible loss from delays or restrictions upon the Trust's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Trust under a reverse repurchase agreement could decline below the price at which the Trust is obligated to repurchase them.

LENDING SENIOR LOANS AND OTHER PORTFOLIO INSTRUMENTS

To generate additional income, the Trust may lend its portfolio securities, including an interest in a Senior Loan, in an amount up to 33 1/3% of total Trust assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with PAII. During the time portfolio securities are on loan, the borrower pays the Trust any dividends or interest paid on such securities, and the Trust may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

The Trust may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission. The lending of financial instruments is a common practice in the securities industry. The loans are required to be secured continuously by collateral, consistent with the requirements of the Investment Company Act discussed below, maintained on a current basis at an amount at least equal to the market value of the portfolio instruments loaned. The Trust has the right to call a Senior Loan and obtain the portfolio instruments loaned at any time on such notice as specified in the transaction documents. For the duration of the Senior Loan, the Trust will continue to receive the equivalent of the interest paid by the issuer on the portfolio instruments loaned and may also receive compensation for the loan of the financial instrument. Any gain or loss in the market price of the instruments loaned that may occur during the term of the Senior Loan will be for the account of the Trust.

The Trust may lend its portfolio instruments so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act, which currently require that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the instruments loaned, (b) the borrowers add to such collateral whenever the price of the instruments loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis),

(c) the loan be made subject to termination by the Trust at any time, and (d) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned instruments and any increase in their market value. The Trust may lend its portfolio instruments to member banks of the Federal Reserve System, members of the NYSE or other entities determined by PAII to be creditworthy. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by PAII, and will be considered in making decisions with respect to the lending of portfolio instruments.

The Trust may pay reasonable negotiated fees in connection with loaned instruments. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the Trust will retain the right to call the loan and vote the securities. If a default occurs by the other party to such transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Trust's rights as a creditor. However, the loans will be made only to firms deemed by PAII to be of good financial standing and when, in the judgment of PAII, the consideration which can be earned currently from loans of this type justifies the attendant risk.

INTEREST RATE HEDGING TRANSACTIONS

Generally, the Trust does not engage, nor does it intend to engage, in the foreseeable future, in interest rate swaps, or to purchase or sell interest rate caps and floors. The Trust has the ability, however, pursuant to its investment objectives and policies, to engage in certain hedging transactions including interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust may undertake these transactions primarily for the following reasons: to preserve a return on or value of a particular investment or portion of the Trust's portfolio, to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments which the Trust owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Trust's portfolio. Market conditions will determine whether and in what circumstances the Trust would employ any of the hedging techniques described below.

Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments on a specified dollar amount referred to as the "notional" principal amount for an obligation to make fixed rate payments. For example, the Trust may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio that has an interest rate redetermination period of one year. The Trust could exchange its right to receive fixed income payments for one year from a borrower for the right to receive payments under an obligation that readjusts monthly. In such event, the Trust would consider the interest rate redetermination period of such Senior Loan to be the shorter period. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Trust will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Trust or to the extent the purchase of swaps, caps or floors would be inconsistent with the Trust's other investment restrictions.


The Trust will not treat swaps covered in accordance with applicable regulatory guidance as senior securities. The Trust will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Trust's obligations over its entitlement with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value ("NAV") at least equal to the accrued excess will be maintained in a segregated account. If the Trust enters into a swap on other than a net basis, the Trust will maintain in the segregated account the full amount of the Trust's obligations under each such swap. The Trust may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the NYSE or other entities determined by PAII. If a default occurs by the other party to such transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Trust's rights as a creditor.

The swap, cap and floor market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, this market has become relatively liquid. There can be no assurance, however, that the Trust will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms PAII believes are advantageous to the Trust. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Trust will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Trust's portfolio securities and depends on PAII's ability to predict correctly the direction and degree of movements in interest rates. Although the Trust believes that use of the hedging and risk management techniques described above will benefit the Trust, if PAII's judgment about the direction or extent of the movement in interest rates is incorrect, the Trust's overall performance would be worse than if it had not entered into any such transactions. The Trust will incur brokerage and other costs in connection with its hedging transactions.

BORROWING

Under the Investment Company Act, the Trust is not permitted to incur indebtedness unless immediately after such incurrence the Trust has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the Investment Company Act the Trust may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Trust has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

SUBORDINATED TRANCHES OF SENIOR LOANS

In connection with its purchase or holding of interests in Senior Loans, the Trust may acquire, with up to 5% of the Trust's total assets, Senior Loans that are subordinated in some manner as to the payment of interest and/or principal to other Senior Loans or to other secured lenders (otherwise known as "subordinated classes" or "subordinated tranches" of Senior Loans). Such subordinated tranches of Senior Loans may be acquired to provide the Trust opportunities to enhance Trust performance by obtaining higher interest rates and/or higher fees.

Subordinated tranches of Senior Loans in an insolvency would bear an increased share of the ultimate credit losses relative to other senior secured bank lenders. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of Senior Loans. The Trust, in this instance, continues to be a senior, fully secured lender in these Senior Loans. The Trust will only invest in such subordinated tranches when PAII believes that the Trust would receive an appropriately higher interest rate and/or higher fees in connection with its purchase as compensation for assuming this additional risk.

ORIGINATING SENIOR LOANS

The Trust may act as an "agent" in originating and administering a loan on behalf of all lenders or as one of a group of "co-agents" in originating Senior Loans. Senior Loans are typically arranged through private negotiations between a corporate borrower and several financial institutions ("lenders") represented in each case by one or more such lenders acting as agent of the several lenders. On behalf of the several lenders, the agent, which is frequently the entity that originates the Senior Loan and invites the other parties to join the lending syndicate, will be primarily responsible for negotiating the Senior Loan agreements that establish the relative terms, conditions and rights of the corporate borrower and the several lenders. The co-agents, on the other hand, are not responsible for administration of a Senior Loan, but are part of the initial group of lenders that commit to providing funding for a Senior Loan. In large transactions, it is common to have several agents; however, one such agent typically has primary responsibility for documentation and administration of the Senior Loan. The agent is required to administer and manage the Senior Loan and to service or monitor the collateral. The agent is also responsible for the collection of principal and interest and fee payments from the corporate borrower and the apportionment of these payments to the credit of all lenders which are parties to the loan agreement. The agent is charged with the responsibility of monitoring compliance by the corporate borrower with the restrictive covenants in the loan agreement and of notifying the lenders of any adverse change in the corporate borrower's financial condition. In addition, the agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the Senior Loan.

Lenders generally rely on the agent to collect their portion of the payments on the Senior Loan and to use appropriate creditor remedies against the corporate borrower. Typically under loan agreements, the agent is given broad discretion in enforcing the loan agreement and is obligated to use the same care it would use in the management of its own property. The corporate borrower compensates the agent for these services. Such compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The precise duties and rights of an agent are defined in the loan agreement.

When the Trust is an agent, it has, as a party to the loan agreement, a direct contractual relationship with the corporate borrower and, prior to allocating portions of the Senior Loan to the lenders, if any, assumes all risks associated with the Senior Loan. The agent may enforce compliance by the corporate borrower with the terms of the loan agreement. Agents also have voting and consent rights under the applicable loan agreement. Action subject to agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relevant loan agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

Pursuant to the terms of a loan agreement, the Trust as agent typically has sole responsibility for servicing and administering a loan on behalf of the other lenders. Each lender in a Senior Loan is generally responsible for performing their own credit analysis and their own investigation of the financial condition of the corporate borrower. Generally, loan agreements will hold the Trust liable for any action taken or omitted that amounts to gross negligence or willful misconduct. In the event of a corporate borrower's default on a loan, the loan agreements provide that the lenders do not have recourse against the Trust for its activities as agent. Instead, lenders will be required to look to the corporate borrower for recourse.

Acting in the capacity of an agent in a Senior Loan may subject the Trust to certain risks in addition to those associated with the Trust's current role as a lender. An agent is charged with the above described duties and responsibilities to lenders and corporate borrowers subject to the terms of the loan agreement. Failure to adequately discharge such responsibilities in accordance with the standard of care set forth in the loan agreement may expose the Trust to liability for breach of contract. If a relationship of trust is found between the agent and the lenders, the agent will be held to a higher standard of conduct in administering the loan. In consideration of such risks, the Trust will invest no more than 10% of its total assets in Senior Loans in which it acts as agent or co-agent and the size of any individual loan will not exceed 5% of the Trust's total assets.

ADDITIONAL INFORMATION ON SENIOR LOANS

Senior Loans are direct obligations of corporations and are arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases, and leveraged buyouts. Senior Loans usually include restrictive covenants which must be maintained by the borrowing corporation. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a company must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of a covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding Senior Loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, the Trust may have an obligation to make additional loans upon demand by the corporate borrower. The Trust intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the corporate borrower and to hold these payments for the benefit of the lenders. The Trust normally looks to the agent to collect and distribute principal of and interest on a Senior Loan. Furthermore, the Trust looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the corporation's financial condition or declarations of insolvency. At times the Trust may also negotiate with the agent regarding the agent's exercise of credit remedies under a Senior Loan. The agent is compensated for these services by the corporate borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

The loan agreement in connection with Senior Loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

The Trust believes that the principal credit risk associated with acquiring Senior Loans from another lender is the credit risk associated with the corporate borrower of the underlying Senior Loan. The Trust may incur additional credit risk, however, when the Trust acquires a participation in a Senior Loan from another lender because the Trust must assume the risk of insolvency or bankruptcy of the other lender from which the Senior Loan was acquired. However, in acquiring Senior Loans, the Trust conducts an analysis and evaluation of the financial condition of each such lender. In this regard, if the lenders have a long-term debt rating, the long term debt of all such Participants is rated BBB or better by Standard and Poor's Corporation or Baa or better by Moody's Investors Service, Inc., or has received a comparable rating by another nationally recognized rating service. In the absence of rated long-term debt, the lenders or, with respect to a bank, the holding company of such lenders have commercial paper outstanding which is rated at least A-1 by Standard and Poor's Corporation or P-1 by Moody's Investors Service, Inc. In the absence of such rated long-term debt or rated commercial paper if a bank, the Trust may acquire participations in Senior Loans from lenders whose long-term debt and commercial paper is of comparable quality to the foregoing rating standards as determined by the Manager under the supervision of the Trustees. The Trust also diversifies its portfolio with respect to lenders from which the Trust acquires Senior Loans. See "Investment Restrictions."

Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests comprising the Trust's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The weighted average maturity of Senior Loans purchased is expected to be approximately two-and-a-half years. The Trust generally holds Senior Loans to maturity unless it has become necessary to sell them to satisfy any shareholder tender offers or to adjust the Trust's portfolio in accordance with PAII's view of current or expected economic or specific industry conditions.

Senior Loans usually require the prepayment of a loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the corporate borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the corporate borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity. This should, however, allow the Trust to reinvest in a new loan and recognize as income any unamortized loan fees. In many cases this will result in a new facility fee payable to the Trust.

Because interest rates paid on these Senior Loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new Senior Loan by the Trust will not have a material adverse impact on the yield of the portfolio. See "Portfolio Transactions."

Under a Senior Loan, the corporate borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; and both common and preferred stock in its subsidiaries. The market value of the assets serving as collateral will, in the opinion of the Investment Manager, equal or exceed the principal amount of the Senior Loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent normally takes such action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the corporate borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the corporate borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the corporate borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

The Trust may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of transaction.

In order to allow national banks to purchase shares of the Trust for their own accounts without limitation, the Trust invests only in obligations which are eligible for purchase by national banks for their own accounts pursuant to the provisions of paragraph seven of Section 24 of U.S. Code Title 12. National banks which are contemplating purchasing shares of the Trust for their own accounts should refer to Banking Circular 220, issued by the U.S. Comptroller of the Currency on November 21, 1986, for a description of certain considerations applicable to such purchases.

                            INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions relating to its investments and activities, which may not be changed without a Majority Vote (as defined in "Description of Common Shares" in the Prospectus). The Trust may not:

     - Issue senior securities, except insofar as the Trust may be deemed to have issued a senior security by reason of (i) entering into certain interest rate hedging transactions, (ii) entering into reverse repurchase agreements, or (iii) borrowing money in an amount not exceeding 33 1/3%, or such other percentage permitted by law, of the Trust's total assets (including the amount borrowed) less all liabilities other than borrowings.

     - Invest more than 25% of its total assets in any industry.

     - Invest in marketable warrants other than those acquired in conjunction with Senior Loans and such warrants will not constitute more than 5% of its assets.

     - Make investments in any one issuer other than U.S. Government securities if, immediately after such purchase or acquisition, more than 5% of the value of the Trust's total assets would be invested in such issuer, or the Trust would own more than 25% of any outstanding issue, except that up to 25% of the Trust's total assets may be invested without regard to the foregoing restrictions. For the purpose of the foregoing restriction, the Trust will consider the corporate borrower of a Senior Loan to be the issuer of such Senior Loan. In addition, with respect to a Senior Loan under which the Trust does not have privity with the corporate borrower or would not have a direct cause of action against the corporate borrower in the event of the failure of the borrower to pay scheduled principal or interest, the Trust will also separately meet the foregoing requirements and consider each interpositioned bank (a lender from which the Trust acquires a Senior Loan) to be an issuer of the Senior Loan.

     - Act as an underwriter of securities, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of Co-Agents in originating Senior Loans.

     - Purchase or sell equity securities (except that the Trust may, incidental to the purchase or ownership of an interest in a Senior Loan, or as part of a borrower reorganization, acquire, sell and exercise warrants and/or acquire or sell other equity securities), real estate, real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, purchase or sell straddles, spreads, or combinations thereof, or write put or call options.

     - Make loans of money or property to any person, except that the Trust (i) may hold Senior Loans in accordance with its investment objectives and policies; (ii) may lend portfolio instruments; and (iii) may acquire securities subject to repurchase agreements.

     - Purchase shares of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

     - Make investments on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings as described above in connection with the issuance of senior securities and then only in an amount up to 33 1/3%, or such other percentage permitted by law, of the value of the Trust's total net assets (including the amount borrowed) less all liabilities other than borrowings.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of the Trust's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions.


There is no limitation on the percentage of the Trust's assets that may be invested in instruments which are not readily marketable or subject to restrictions on resale, and to the extent the Trust invests in such instruments, the Trust's portfolio should be considered illiquid. The extent to which the Trust invests in such instruments may affect its ability to realize the NAV of the Trust in the event of the voluntary or involuntary liquidation of its assets.


                             TRUSTEES AND OFFICERS

BOARD OF TRUSTEES. The Trust is governed by its Board of Trustees. The Trustees and Officers of the Trust are listed below. An asterisk (*) has been placed next to the name of each Trustee who is an "interested person," as that term is defined in the Investment Company Act, by virtue of that person's affiliation with the Trust or PAII.

     Mary A. Baldwin, Ph.D, 2525 E. Camelback Road, Suite 200, Phoenix, Arizona 85016. (Age 55.) Trustee. Realtor, The Prudential Arizona Realty, for more than the last five years. Ms. Baldwin is also Treasurer, United States Olympic Committee, and formerly was on the teaching staff at Arizona State University. Ms. Baldwin also is a director and/or trustee of each of the funds managed by the Investment Manager.

     Al Burton, 2300 Coldwater Canyon, Beverly Hills, California 90210. (Age 67.) Trustee. President of Al Burton Productions, for more than the last five years, and Executive Producer, Castle Rock Entertainment. Mr. Burton also is a director and/or trustee of each of the funds managed by the Investment Manager.

     Bruce S. Foerster, 4045 Sheridan Avenue, Suite 432, Miami Beach, Florida 33140. (Age 55.) Trustee. President, South Beach Capital Markets Advisory Corporation (since January 1995). Mr. Foerster was formerly Managing Director, U.S. Equity Syndicate Desk, Lehman Brothers (June 1992-December
     1994) and Managing Director, Equity Transactions Group/Equity Syndicate, PaineWebber Incorporated (September 1984-May 1992). Mr. Foerster also is a director and/or trustee of each of the funds managed by the Investment Manager.

     Jock Patton, 100 West Clarendon, Phoenix, Arizona 85013. (Age 49.) Trustee. President, StockVal, Inc. (1992-present); director and co-owner, StockVal, Inc. (1982-present); director of Artisoft, Inc. Mr. Patton was formerly a partner and director of the law firm of Streich, Lang, P.A. (1972-1992). Mr. Patton is also a director or trustee of each of the funds managed by the Investment Manager.

     *Robert W. Stallings, Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 46.) Trustee and President. Chairman, Chief Executive Officer and President of Pilgrim America Group, Inc. ("Pilgrim America Group" or the "Administrator") and PAII, and a director of Pilgrim America Securities, Inc. ("PASI") since December 1994). Chairman, Chief Executive Officer and President of Pilgrim America Bank and Thrift Fund, Inc., Pilgrim Government Securities Income Fund, Inc., Pilgrim America Investment Funds, Inc. and Pilgrim America Master Series, Inc. (since April 1995). Chairman and Chief Executive Officer of Express America Holdings Corporation ("Express America") (since August 1990) and Express America Mortgage Corporation (since May 1991) and President of Express America and Express America Mortgage Corporation (since December 1993). Mr. Stallings formerly was Chairman and Chief Executive Officer of First Western Partners, Inc., a consulting and management services firm to financial institutions and private investors (February 1990-December 1991) and Chairman and Chief Executive Officer of Western Savings & Loan Assoc. (April 1989-February 1990).

The Board of Trustees has an Audit Committee comprised of the disinterested Trustees. The Trust pays each Trustee who is not an interested person a pro rata share, based on all of the investment companies in the Pilgrim America Group, of
(i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $100 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Trust is based on the Trust's average net assets for the previous quarter as a percentage of the average net assets of all the funds managed by PAII for which the Trustees serve in common as directors/trustees.

COMPENSATION OF TRUSTEES

The following table sets forth information regarding compensation of Trustees by the Trust and other funds managed by PAII for the fiscal year ended February 29, 1996. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by PAII. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Trustees," the number in parentheses indicates the total number of boards in the Pilgrim America family of funds on which the Trustee serves.

                                                                                 TOTAL
                                                                              COMPENSATION
                                                                                  FROM
                                                           AGGREGATE           REGISTRANT
                                                          COMPENSATION          AND FUND
                                                              FROM            COMPLEX PAID
                  NAME OF PERSON, POSITION                 REGISTRANT         TO TRUSTEES
    ----------------------------------------------------  ------------     ------------------
    Mary A. Baldwin(1)(2), Trustee......................    $ 15,788       $24,800 (5 boards)
    Al Burton(2)(3), Trustee............................    $ 16,288       $25,300 (5 boards)
    Bruce S. Foerster(1)(2), Trustee....................    $ 15,853       $24,900 (5 boards)
    Jock Patton(2)(4), Trustee..........................    $ 10,556       $15,300 (5 boards)
    Robert W. Stallings(5), Trustee and Chairman........    $      0       $     0 (5 boards)

---------------
(1) Commenced service as a Trustee on April 7, 1995.

(2) Member of the Audit Committee.

(3) Commenced service as a Trustee in 1986.

(4) Commenced service as a Trustee on August 28, 1995.

(5) "Interested person," as defined in the Investment Company Act, of the Trust because of the affiliation with the Investment Manager.

OFFICERS

James R. Reis, Executive Vice President


     Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 39.) Mr. Reis serves in the capacity of Chief Credit Officer for the Trust. Mr. Reis reviews each potential portfolio investment based on the Portfolio Managers' recommendation prior to providing purchase approval. Vice Chairman (since December 1994) and Executive Vice President (since April 1995) of Pilgrim America Group and PAII and a director (since December 1994) and Assistant Secretary (since January 1995) of PASI Executive Vice President of Pilgrim Government Securities Income Fund, Inc., Pilgrim America Investment Funds, Inc., Pilgrim America Masters Series, Inc., and Pilgrim America Bank and Thrift Fund, Inc., Vice Chairman and Chief Financial Officer of Express America (since December 1993) and President and Chief Financial Officer of Express America (May 1991-December
     1993). Mr. Reis is also Vice Chairman (since December 1993) of Express America Mortgage Corporation and formerly was President (May 1991-December
     1993), and he was also the President and Chief Financial Officer of First Western Partners, Inc. (February 1990-December 1991).


James M. Hennessy, Senior Vice President and Secretary


     Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 47.) Mr. Hennessy serves in the capacity of counsel to all of the funds in the Pilgrim America family of funds. In this capacity, Mr. Hennessy monitors all matters relating to regulatory compliance for Pilgrim America Group. Senior Vice President and Secretary, Express America, Pilgrim America Group, PAII and PASI (since April 1995). Senior Vice President and Secretary of Pilgrim Government Securities Income Fund, Inc., Pilgrim America Investment Funds, Inc., Pilgrim America Masters Series, Inc. and Pilgrim America Bank and Thrift Fund, Inc., Senior Vice President, Express America Mortgage Corporation (June 1992-August 1994). Mr. Hennessy was also the President of Beverly Hills Securities (January 1990-June 1992).


Daniel A. Norman, Senior Vice President and Assistant Portfolio Manager


     Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 39.) Mr. Norman has served as Senior Vice President and Assistant Portfolio Manager of the Trust since April 1995 and September 1996, respectively. Mr. Norman is a Senior Vice President of PAGI (since April 1995), PAII (since April 1995), PASI (since December 1994), Express America (since April 1995), and Express America Mortgage Corporation (since February 1992). Mr. Norman was Chief Financial Officer of Prime Financial Inc. (December 1985-February 1992) and from 1981 to 1985 was employed by Arthur Andersen & Co. Mr. Norman received an MBA from the University of Nebraska.


Michael J. Roland, CPA, Senior Vice President, Treasurer and Principal Accounting Officer


     Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 38.) Mr. Roland serves as the senior financial accounting and compliance officer for all of the funds in the Pilgrim America family of funds. Senior Vice President and Chief Financial Officer of Pilgrim America Group, PAII and PASI (since April 1995). Senior Vice President and Treasurer of Pilgrim Government Securities Income Fund, Inc., Pilgrim America Bank and Thrift Fund, Inc., Pilgrim America Masters Series, Inc., and Pilgrim America Investment Funds, Inc. (since January 1995). From July 1994 through December 1994, Partner at the consulting firm of Corporate Savings Group in Newport Beach, California. From 1992 to June 1994, Vice President of Pacific Financial Asset Management Corp. Funds in Newport Beach, California. From 1988 to 1992, Director of Financial Reporting for Pacific Mutual Life Insurance Company in Newport Beach, California.

Howard Tiffen, Senior Vice President and Senior Portfolio Manager

     Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 47.) Mr. Tiffen is a Senior Vice President of PAII and Senior Portfolio Manager of the Trust. He has had primary responsibility for investment management of the Trust since November, 1995. Mr. Tiffen's banking career spans more than 25 years. Mr. Tiffen served in a series of positions in the lending and capital market functions at a major United States Bank for 13 years and has served in international investment banking functions in Hong Kong, Malta, the Caribbean, Singapore, Thailand, and Japan. From 1982 to November 1995, Mr. Tiffen worked for Bank of America (and its predecessor, Continental Bank) in the following capacities:
     Managing Director, Money Managers Group (1993-1995); Managing Director, Loan Sales Trading (1990-1993); Managing Director, Distribution (London, England, 1984-1990); and Vice President and Managing Director, Capital Markets (1982-1984).

Michael Bacevich, Vice President and Assistant Portfolio Manager


     Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 37.) Mr. Bacevich has served as Assistant Portfolio Manager and Vice President of the Trust since December 1995 and September 1996, respectively. Mr. Bacevich is Vice President of PAGI and PAII (since November 1995). Prior to joining Pilgrim America, Mr. Bacevich was a Vice President with the Bank of America (and its predecessor, Continental Bank) in its Leveraged Finance Group (July 1994-November 1995) and prior to that in Special Assets Administration (July 1990-July 1994). Mr. Bacevich began his banking career with Chemical Bank in June 1988. Prior to that time, Mr. Bacevich was in the United States Army where he achieved the rank of Captain (June 1981-August 1986). Mr. Bacevich is a graduate of West Point and received an MBA from the University of Chicago.



As of October 18, 1996, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the Trust's shares.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES


INVESTMENT MANAGER. The Investment Manager serves as investment manager to the Trust and has overall responsibility for the management of the Trust. The Investment Management Agreement between the Trust and the Investment Manager requires the Investment Manager to oversee the provision of all investment advisory services for the Trust. The Investment Manager, which was organized in December 1994, is registered as an investment adviser with the Commission and serves as investment adviser to seven other registered investment companies (or series thereof) and as of October 18, 1996 had total assets under management of approximately $1.8 billion.



The Investment Manager is a wholly owned subsidiary of Pilgrim America Group, which itself is a wholly-owned subsidiary of Express America, a Delaware corporation, the shares of which are traded on the NASDAQ National Market System and which is a holding company that through its subsidiaries engages in the financial services business. On May 16, 1991, Express America acquired a now discontinued mortgage banking operation from the Resolution Trust Corporation ("RTC") following a competitive bidding process. On December 8, 1995, the RTC filed a complaint in the United States District Court of Arizona against Express America, its Chief Executive Officer, who is also Chairman and an officer of the Trust, its Chief Financial Officer, who is also an officer of the Trust, and others, including Smith Barney, Harris Upham & Co., Incorporated and Rauscher Pierce Refsnes, Inc. The RTC's complaint alleges various irregularities in the bidding process and the closing of the acquisition. The RTC has asked for at least $20 million in actual damages and at least $60 million in punitive damages from all defendants.



Express America and the officers have advised the Trust that they believe they have meritorious defenses to the claims brought by the RTC, and that the litigation is unlikely to have a material adverse effect on the operations of the Investment Manager.


The Investment Manager pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Trustees and Officers of the Trust who are employees of the Investment Manager or its affiliates. Other expenses incurred in the operation of the Trust are borne by the Trust, including, without limitation, expenses incurred in connection with the sale, issuance, registration and transfer of its shares; fees of its Custodian, Transfer and Shareholder Servicing Agent; salaries of officers and fees and expenses of Trustees or members of any advisory board or committee of the Trust who are not members of, affiliated with or interested persons of the Investment Manager; the cost of preparing and printing reports, proxy statements and prospectuses of the Trust or other communications for distribution to its shareholders; legal, auditing and accounting fees; the fees of any trade association of which the Trust is a member; fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable State securities laws; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

For the fiscal years ended February 29, 1996, and February 28, 1995 and 1994, PAII (or, prior to April 7, 1995, its predecessor) was paid $7,122,089, $6,196,871, and $6,133,835 for services rendered to the Trust.

The Investment Management Agreement continues from year to year if specifically approved at least annually by the Trustees or the Shareholders. But in either event, the Investment Management Agreement must also be approved by vote of a majority of the Trustees who are not parties to the Investment Management Agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose.

The use of the name "Pilgrim" in the Trust's name is pursuant to a license granted by PAII, and in the event the Investment Management Agreement is terminated, the Trust has agreed to amend its Agreement and Declaration of Trust to remove the reference to "Pilgrim."

THE ADMINISTRATOR. The Administrator of the Trust is Pilgrim America Group, which is an affiliate of the Investment Manager. In connection with its administration of the corporate affairs of the Trust, the Administrator bears the following expenses: the salaries and expenses of all personnel of the Trust and the Administrator except for the fees and expenses of Trustees not affiliated with the Administrator or PAII; costs to prepare information for determination of daily NAV by the recordkeeping and accounting agent; expenses to maintain certain of the Trust's books and records that are not maintained by PAII, the custodian, or transfer agent; costs incurred to assist in the preparation of financial information for the Trust's income tax returns, proxy statements, quarterly, semi-annual, and annual shareholder reports; costs of providing shareholder services in connection with any tender offers or to shareholders proposing to transfer their shares to a third party; providing shareholder services in connection with the dividend reinvestment plan; and all expenses incurred by the Administrator or by the Trust in connection with administering the ordinary course of the Trust's business other than those assumed by the Trust, as described below.

Except as indicated above and under "Investment Management Agreement," the Trust is responsible for the payment of its other expenses including: the fees payable to PAII; the fees payable to the Administrator; the fees and expenses of Trustees who are not affiliated with PAII or the Administrator; the fees and certain expenses of the Trust's custodian and transfer agent, including the cost of providing records to the Administrator in connection with its obligation of maintaining required records of the Trust; the charges and expenses of the Trust's legal counsel and independent accountants; commissions and any issue or transfer taxes chargeable to the Trust in connection with its transactions; all taxes and corporate fees payable by the Trust to governmental agencies; the fees of any trade association of which the Trust is a member; the cost of share certificates representing shares of the Trust; organizational and offering expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission including the preparation and printing of the Trust's registration statement and prospectuses for such purposes; allocable communications expenses, with respect to investor services and all expenses of shareholders and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders; and the cost of insurance; and litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Trust's business.

For the fiscal years ended February 29, 1996 and February 28, 1995 and 1994, PAGI (or, prior to April 7, 1995, its predecessor) was paid $1,264,932, $1,098,740, and $1,086,767 for services rendered to the Trust.

                             PORTFOLIO TRANSACTIONS

The Trust will generally have at least 80% of its net assets invested in Senior Loans. The remaining assets of the Trust will generally consist of short-term debt instruments with remaining maturities of 120 days or less and certain other instruments such as interest rate swaps, caps and floors, repurchase agreements and reverse repurchase agreements. The Trust will acquire Senior Loans from and sell Senior Loans to major money center banks, selected regional banks and selected non-banks, insurance companies, finance companies and leasing companies which usually act as lenders on senior collateralized loans. The Trust may also purchase Senior Loans from and sell Senior Loans to U.S. branches of foreign banks which are regulated by the Federal Reserve System or appropriate state regulatory authorities. The Trust's interest in a particular Senior Loan will terminate when the Trust receives full payment on the loan or sells a Senior Loan in the secondary market. Costs associated with purchasing or selling Senior Loans in the secondary market include commissions paid to brokers and processing fees paid to agents. These costs are allocated between the purchaser and seller as agreed between the parties.

Purchases and sales of short-term debt and other financial instruments for the Trust's portfolio usually are principal transactions, and normally the Trust will deal directly with the underwriters or dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such market makers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Short-term debt instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Trust that are not transactions with principals will consist primarily of brokerage commissions or dealer or underwriter spreads between the bid and asked price, although purchases from underwriters may involve a commission or concession paid by the issuer.

While PAII seeks to obtain the most favorable net results in effecting transactions in the Trust's portfolio securities, brokers or dealers who provide research services may receive orders for transactions by the Trust. Such research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of PAII, the Trust will benefit from such research services, PAII is authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions that other brokers or dealers not providing such research may charge for the same transaction. Information so received will be in addition to, and not in lieu of, the services required to be performed by PAII under the Investment Management Agreement between PAII and the Trust. The expenses of PAII will not necessarily be reduced as a result of the receipt of such supplemental information. PAII may use any research services obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts. Conversely, such information obtained by the placement of business for PAII or other entities advised by PAII will be considered by and may be useful to PAII in carrying out its obligations to the Trust.

The Trust does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Manager, except for any sales of portfolio securities pursuant to a tender offer, in which event the Investment Manager will offset against the management fee a part of any tender fees which legally may be received by such affiliated broker-dealer. To the extent certain services which the Trust is obligated to pay for under the Investment Management Agreement are performed by the Investment Manager, the Trust will reimburse the Investment Manager for the costs of personnel involved in placing orders for the execution of portfolio transactions.

The Trust paid $7,400, $8,544 and $0 in brokerage commissions during the fiscal years ended February 29, 1996, February 28, 1995 and February 28, 1994, respectively.

PORTFOLIO TURNOVER RATE

The annual rate of the Trust's total portfolio turnover for the years ended February 29, 1996 and February 28, 1995 and 1994, was 88%, 108% and 87%,
respectively. The annual turnover rate of the Trust is generally expected to be between 50% and 100%, although as part of its investment policies, the Trust places no restrictions on portfolio turnover and the Trust may sell any portfolio security without regard to the period of time it has been held. The annual turnover rate of the Trust also includes Senior Loans for which the full payment on the Senior Loan has been prepaid by the corporate borrower. The Investment Manager believes that prepaid Senior Loans generally comprise approximately 25% to 75% of the Trust's total portfolio turnover each year.

                                NET ASSET VALUE

The NAV per share is determined once daily as of the close of trading on the NYSE on each day it is open, by dividing the value of the Trust's portfolio securities plus all cash and other assets (including dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. In accordance with generally accepted accounting principles for investment companies, dividend income is accrued on the ex-dividend date. The NAV per share is made available for publication.

The value of a Senior Loan is determined by obtaining market quotations. Senior Loans are valued at fair value in the absence of readily ascertainable market values. Fair value is determined by PAII under procedures established and monitored by the Trust's Board of Trustees. In valuing a loan, PAII considers, among other factors: (i) the creditworthiness of the corporate issuer and any interpositioned bank; (ii) the current interest rate, period until next interest rate reset and maturity date of the Senior Loan; (iii) recent market prices for similar loans, if any; and (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions, if any. PAII may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the loans held by the Trust have or could have occurred. However, because the secondary market in Senior Loans has not yet fully developed, PAII will not currently rely solely on such prices or quotations. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than Senior Loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

           METHODS AVAILABLE TO REDUCE MARKET VALUE DISCOUNT FROM NAV

In recognition of the possibility that the Trust's shares may trade at discount to NAV, the Trustees have determined that it would be in the best interest of Shareholders for the Trust to take action to attempt to reduce or eliminate a market value discount from NAV. To that end, the Trustees presently contemplate that the Trust will take action either to repurchase in the open market or to consider the making of tender offers to purchase its own shares at NAV. Since Trust shares became listed on the NYSE on March 9, 1992, the Trust has authorized two repurchase programs and has not conducted any tender offers. The Trustees presently intend each quarter to consider the making of such tender offers. The Trustees will at no time be required to make such tender offers. Moreover, there can be no assurance that tender offers will result in the Trust's shares trading at a price which is equal to their NAV. The Trust anticipates that the market price may, among other things, be determined by the relative demand for and supply of such shares in the market, the Trust's investment performance, the Trust's yield, and investor perception of the Trust's overall attractiveness as an investment as compared with other investment alternatives.

In deciding whether the Trust will entertain tender offers and whether it will accept shares tendered, the Trustees will consider several factors. One of the principal factors in the Board's determinations on whether or not to make quarterly offers will be the strength of the public market for the Trust's shares. Other factors include the desire to reduce or eliminate a market value discount from NAV. In addition, the Trustees will take into consideration the liquidity of its assets in determining whether to make a tender offer or accept tendered shares. In paying shareholders for tendered shares, the Trust anticipates that it will use cash on hand, such as proceeds from sales of new Trust shares and specified pay-downs from Senior Loans, and proceeds from the sale of cash equivalents held by the Trust. The Trust may also borrow to pay Shareholders for tendered shares. To the extent more shares are anticipated to be tendered or are tendered than could be paid for out of such amounts, the liquidity of the Senior Loans held by the Trust may be a consideration in the Trust's determination whether to make a tender offer or, if an offer is made, in its determination of whether it will accept shares tendered. Accepting tendered shares may require the Trust to sell portfolio investments and incur certain costs which it otherwise would not have. Under most Senior Loans, it will be necessary for the Trust to obtain the consent of the agent or lender from whom the Trust purchased the Senior Loan prior to selling the Senior Loan to a third party. Senior Loans such as those the Trust intends to invest in have historically been considered by the investment community to be liquid assets, although in certain instances, the conversion of such instruments into cash has taken several days or longer. The market for Senior Loans is relatively new as compared to markets for more established debt instruments. Accordingly, while PAII does not anticipate any material difficulty in meeting the liquidity needs for tender offers, there can be no guarantee that the Trust will be able to liquidate a particular Senior Loan it holds within a given period of time.

Furthermore, even if a tender offer has been made, it is the Trustees' announced policy, which may be changed by the Trustees, not to effect tender offers or accept tenders if: (1) such transactions, if consummated, would impair the Trust's status as a regulated investment company under the Internal Revenue Code (which would make the Trust a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or (2) there is, in the judgment of the Trustees, any
(a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (c) limitation affecting the Trust or the issuers of its portfolio instruments imposed by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (e) other event or condition which would have a material adverse effect on the Trust or its shareholders if shares were repurchased. The Trustees may modify these conditions in light of experience.

Any tender offer made by the Trust will be at a price equal to the NAV of the shares. Each shareholder will be notified in accordance with the requirements of the Securities Exchange Act of 1934 and the Investment Company Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Other procedures to be used in connection with a particular tender offer will be determined by the Trustees in accordance with the provisions of applicable law, including the Securities Exchange Act of 1934.

Any tender offer that the Trust makes may have the effect of reducing shareholder return as a result of the expenses incurred with respect to the tender offers, the reduced level of interest earned on the money received by the Trust as payment for shares newly purchased which may be held in cash equivalents in anticipation of tender offers, and the cost of borrowing money to fund the tender offers.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Trust maintains a Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows participating shareholders to reinvest all dividends and capital gain distributions in additional shares of the Trust. The Plan also allows participants to make voluntary purchases monthly through IFTC (the "Plan Agent"), in amounts ranging from a minimum of $100 to a maximum of $5,000 (such minimum and maximum may be waived at management's discretion). IFTC establishes a Dividend Investment Account (the "Account") for each shareholder participating in the Plan and credits to each participant's Account funds it receives from:
(a) dividends and capital gain distributions paid on Trust shares registered in the participant's name; and (b) voluntary cash contributions. If on the close of business on the Trust's dividend valuation date the market price (the average of sale prices, per share, as reported on the NYSE Composite Transaction Tape) plus commissions is less than the NAV, funds credited to a participant's Account will be used to purchase shares. If the market price, plus estimated commissions, of the shares equals or exceeds their

NAV at the close of business on such valuation date, the Trust will issue shares valued at NAV per share to IFTC in the aggregate amount of the distributions credited to the participants' Accounts.

Shareholders may elect to withdraw from the Plan at any time by giving IFTC written notice. When a participant withdraws from the Plan, or when the Plan is terminated or amended, the participant will receive a certificate for full shares in the Account, plus a check for any fractional shares based on market price; or if a participant so desires, upon receipt of a request with signature guaranteed and a properly completed W-9, IFTC will sell such Shares in the Plan and send the proceeds to the participant less brokerage commissions.

The automatic reinvestment of dividends and capital gain distributions does not affect the tax characterization of the dividends and capital gains (i.e., capital gains and income are realized even though cash is not received). There are no direct brokerage charges nor service charges to participants for reinvesting dividends and capital gain distributions or purchases made with voluntary cash payments. However, each participant will pay a pro rata share of brokerage commissions with respect to IFTC's open market purchases in connection with the reinvestment of distributions and voluntary cash contributions.

In accordance with Section 23(c) of the Investment Company Act and Rule 23c-1 thereunder, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market in connection with the Plan.

See "Tax Matters -- Distributions" for a discussion of the federal income tax ramifications of obtaining Shares under the Plan.

                                  TAX MATTERS

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Trust and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Trust.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Trust has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Trust generally is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gains in excess of net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must
(1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short if they are directly related to the regulated investment company's investment in stock or securities (or options or futures thereon). Because of the Short-Short Test, the Trust may have to limit the sale of appreciated securities that it has held for less than three months.

In general, gain or loss recognized by the Trust on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Trust other than at original issue at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Trust held the debt obligation.

In general, investments by the Trust in zero coupon or other original issue discount securities will result in income to the Trust equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the Trust holds the securities, even though the Trust receives no cash interest payments. This income is included in determining the amount of income which the Trust must distribute to maintain its status as a regulated investment company and to avoid federal income and excise taxes.

In addition to satisfying the requirements described above, the Trust must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Trust's taxable year, at least 50% of the value of the Trust's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Trust has not invested more than 5% of the value of the Trust's total assets in securities of any such issuer and as to which the Trust does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Trust controls and which are engaged in the same or similar trades or businesses.

If for any taxable year the Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Trust's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to at least 98% of ordinary taxable income for the calendar year, at least 98% of capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year and any ordinary taxable income and capital gain net income for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Trust in October, November or December with a record date in such a month and paid by the Trust during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The Trust intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income to avoid liability for the excise tax.

DISTRIBUTIONS

The Trust anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income. If a portion of the Trust's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Trust may be eligible for the corporate dividends received deduction.

The Trust may either retain or distribute to shareholders its net capital gain for each taxable year. The Trust currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares. Conversely, if the Trust elects to retain its net capital gain, the Trust will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such event, it is expected that the Trust also will elect to treat such gain as having been distributed to shareholders. As a result, each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will be entitled to claim a tax credit for his pro rata share of tax paid by the Trust on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by the Trust in excess of the Trust's earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any such return of capital distributions in excess of the shareholder's tax basis will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Trust will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Trust. If the NAV at the time a shareholder purchases shares of the Trust reflects undistributed income or gain, distributions of such amounts will be taxable to the shareholder in the manner described above, even though such distributions economically constitute a return of capital to the shareholder.

The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of all taxable distributions payable to any shareholder (1) who fails to provide the Trust with a certified, correct tax identification number or other required certifications, or (2) who is notified by the Internal Revenue Service that he or she is subject to backup withholding for failure to report the receipt of interest or dividend income properly.

SALE OF SHARES

A shareholder will recognize gain or loss on the sale or exchange of shares of the Trust in an amount generally equal to the difference between the proceeds of the sale and the shareholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed (or deemed distributed) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.

FOREIGN SHAREHOLDERS

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Trust is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Trust is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or exchange of shares of the Trust, capital gain dividends, and amounts retained by the Trust that are designated as undistributed capital gains.

If the income from the Trust is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, capital gain dividends, amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Trust will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Such shareholders that are classified as corporations for U.S. tax purposes also may be subject to a profits tax.

In the case of foreign noncorporate shareholders, the Trust may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Trust with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; OTHER TAX CONSIDERATIONS

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Income received by the Trust from foreign sources may be subject to withholding and other taxes imposed by such foreign jurisdictions, absent treaty relief. Distributions to shareholders also may be subject to state, local and foreign taxes, depending upon each shareholder's particular situation. Shareholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Trust.

                        ADVERTISING AND PERFORMANCE DATA

ADVERTISING

From time to time advertisements and other sales materials for the Trust may include information concerning the historical performance of the Trust. Any such information may include annual total return, aggregate total return, distribution rate, average compounded distribution rate and yield of the Trust for specified periods of time. Such information may also include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar, or other industry publications.

On occasion, the Trust may quote total return calculations published by Lipper, a widely recognized independent publication that monitors the performance of both open and closed-end investment companies. The Trust may also cite investment company rankings published by Lipper based on total return. These rankings will typically compare the Trust to other Senior Loan funds and also to taxable closed-end fixed income funds. The Trust may also refer to ratings received for its overall risk-adjusted performance from Morningstar, another widely recognized independent publisher of investment company ratings. Any such use of rankings and ratings in advertisements and sales literature will conform with the guidelines proposed by the NASD and subsequently approved by the Commission on July 13, 1994. Ranking comparisons and ratings should not be considered representative of the Trust's relative performance for any future period.

In addition, the Trust may compare its yield to (i) the prime rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (ii) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (iii) the average yield reported by the Bank Rate Monitor National Index for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (iv) yield data published by Lipper, or (v) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. Also, the Trust may compare such other yield data described above to each other. As with yield and total return calculations, yield comparisons should not be considered representative of the Trust's yield or relative performance for any future period.

PERFORMANCE DATA

The Trust may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period.

The Trust's distribution rate generally is determined on a monthly basis with respect to the immediately preceding monthly distribution period. The distribution rate is computed by first annualizing the Trust's distributions per share during such a monthly distribution period and dividing the annualized distribution by the Trust's maximum offering price per share on the last day of such period. The Trust calculates the compounded distribution rate by adding one to the monthly distribution rate, raising the sum to the power of 12, and subtracting one from the product. In circumstances in which the Trust believes that, as a result of decreases in market rates of interest, its expected monthly distributions may be less than the distributions with respect to the immediately preceding monthly distribution period, the Trust reserves the right to calculate the distribution rate on the basis of a period of less than one month. Historical distribution rates on a month to month basis may also be presented.

Total return, distribution rate and compounded distribution rate figures utilized by the Trust are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and NAV per share can be expected to fluctuate over time. Total return will vary depending on market conditions, the Senior Loans, and other securities comprising the Trust's portfolio, the Trust's operating expenses and the amount of net realized and annualized capital gains or losses during the period.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

  Contained in Part A:

      Financial Highlights for the six months ended August 31, 1996 (unaudited) and the years ended February 29, 1996; February 28, 1995, 1994, 1993; February 29, 1992; February 28, 1991, 1990 and 1989

      Portfolio of Investments as of August 31, 1996 (unaudited)

      Statement of Assets and Liabilities as of August 31, 1996 (unaudited)

      Statement of Operations for the six months ended August 31, 1996
        (unaudited)

      Statements of Changes in Net Assets for the six months ended August 31, 1996 (unaudited) and the year ended February 29, 1996

      Statement of Cash Flows for the six months ended August 31, 1996
        (unaudited)

      Notes to Financial Statements (unaudited)

  Incorporated in Part B by reference to Registrant's February 29, 1996 Annual
Report:

      Portfolio of Investments as of February 29, 1996

      Statement of Assets and Liabilities as of February 29, 1996

      Statement of Operations for the year ended February 29, 1996

      Statements of Changes in Net Assets for the years ended February 28, 1995 and February 29, 1996

      Statement of Cash Flows for the year ended February 29, 1996

      Notes to Financial Statements

      Report of Independent Accountants dated April 12, 1996


2.     Exhibits
       (a)    (i)     Agreement and Declaration of Trust(1)
              (ii)    Amendment to the Agreement and Declaration of Trust dated March 26, 1996 and effective April 12, 1996(1)
       (b)    By-Laws(2)
       (c)    Not Applicable
       (d)    (i)     Specimen Certificate for Shares of Beneficial Interest(3)
              (ii)    Form of Notice of Guaranteed Delivery
              (iii)   Form of Exercise Form
              (iv)    Form of Beneficial Owner Certification(1)
       (e)    Dividend Reinvestment and Cash Purchase Plan(1)
       (f)    Not Applicable
       (g)    (i)     Investment Management Agreement(1)

              (ii)    Amendment to Investment Management Agreement(1)
       (h)    (i)     Form of Dealer Manager Agreement
              (ii)    Form of Soliciting Dealer Agreement
       (i)    Not Applicable
       (j)    Custodian Agreement(3)
       (k)    (i)     Administration Agreement
              (ii)    Amendment to Administration Agreement(1)
              (iii)   Subscription Agency Agreement(1)
              (iv)    Form of Information Agency Agreement(1)
       (l)    Opinion of Dechert Price & Rhoads
       (m)    Not Applicable
       (n)    (i)     Consent of KPMG Peat Marwick LLP
              (ii)    Consent of Tait, Weller & Baker
       (o)    Not Applicable
       (p)    Certificate of Initial Capital(2)
       (q)    Not Applicable
       (r)    Financial Data Schedule


---------------
(1) Incorporated herein by reference to Registrant's registration statement on Form N-2 (File No. 333-12123), filed September 16, 1996.

(2) Incorporated herein by reference to pre-effective amendment no. 1 to Registrant's initial registration statement on Form N-2 (File No. 33-18886), filed on January 22, 1988 (hereinafter "Initial Registration Statement").

(3) Incorporated herein by reference to pre-effective amendment no. 4 to Registrant's Initial Registration Statement, filed on April 8, 1988.

ITEM 25.  MARKETING AGREEMENTS

See Form of Dealer Manager Agreement filed as Exhibit (h)(i) to this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth estimated expenses to be incurred in connection with the offering described in the Registration Statement.


    Registration Fees.......................................................  $ 78,000.00
    State Taxes and Fees....................................................     1,500.00
    Trustee Fees............................................................     7,200.00
    Transfer Agent's Fees...................................................    37,000.00
    Printing Expenses.......................................................    60,000.00
    Legal Fees..............................................................   200,000.00
    New York Stock Exchange Listing Fees....................................    79,288.00
    National Association of Securities Dealers, Inc. Fees...................    22,100.00
    Accounting Fees.........................................................    25,000.00
    Dealer Manager Expenses.................................................   150,000.00
    Subscription Agent Fees.................................................   150,000.00
    Information Agent Fees..................................................    56,000.00
    Miscellaneous Expenses..................................................   150,000.00
              Total.........................................................  1,016,088.00


ITEM 27.  PERSON CONTROLLED BY OR UNDER COMMON CONTROL

Not Applicable.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

As of August 30, 1996:

(1)           TITLE OF CLASS              (2)      NUMBER OF RECORD HOLDERS
     ---------------------------------         ---------------------------------
     Shares of Beneficial Interest             Approximately 53,285

ITEM 29.  INDEMNIFICATION

Registrant's Agreement and Declaration of Trust generally provides that the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) ("Covered Persons") against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust or (b) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of such Covered Person's office.

Reference is made to Section 7 of the Form of Dealer Manager Agreement filed as Exhibit (h)(i) to this Registration Statement for the provisions relating to indemnification of the Dealer Managers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will submit, unless in the opinion of its counsel the matter has been settled by controlling precedent, to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Certain of the officers and directors of the Registrant's Investment Manager also serve as officers and/or directors for other registered investment companies in the Pilgrim America family of funds and with Pilgrim America Group, Inc. and its subsidiaries. Information as to the directors and officers of the Investment Manager is included in the Investment Manager's Form ADV and amendments thereto filed with the Commission and is incorporated herein by reference thereto. For additional information, see "Investment Management and Other Services" in the Prospectus.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

The amounts and records of the Registrant will be maintained at its office at Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 and at the office of its custodian, Investors Fiduciary Trust Company, 127
W. 10th Street, Kansas City, Missouri 64105.

ITEM 32.  MANAGEMENT SERVICES

Not Applicable.

ITEM 33.  UNDERTAKINGS

1. The Registrant undertakes to suspend the Offer until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

2. Not Applicable.

3. Not Applicable.

4. Not Applicable.

5. The Registrant undertakes:

          a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

          b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Phoenix in the State of Arizona this 18th day of October, 1996.


                                             PILGRIM AMERICA PRIME RATE TRUST

                                          --------------------------------------
                                                   Robert W. Stallings*
                                                        President

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


-------------------------------------    President and Trustee                 October 18, 1996
        Robert W. Stallings*

      /s/  MICHAEL J. ROLAND
-------------------------------------    Treasurer                             October 18, 1996
          Michael J. Roland

                                         Trustee                               October 18, 1996
-------------------------------------
          Mary A. Baldwin*

                                         Trustee                               October 18, 1996
-------------------------------------
             Al Burton*

                                         Trustee                               October 18, 1996
-------------------------------------
         Bruce S. Foerster*

                                         Trustee                               October 18, 1996
-------------------------------------
            Jock Patton**

       /s/  JAMES M. HENNESSY
-------------------------------------
         James M. Hennessy**


** Powers of attorney were filed in the Registrant's Registration Statement on Form N-2 on September 16, 1996 and are incorporated by reference herein.

                                 EXHIBIT INDEX


 EXHIBIT
  NUMBER              NAME OF EXHIBIT
----------   ---------------------------------
2(d)(ii)     Form of Notice of Guaranteed
             Delivery
2(d)(iii)    Form of Exercise Form
2(h)(i)      Form of Dealer Manager Agreement
2(h)(ii)     Form of Soliciting Dealer
             Agreement
2(k)(i)      Administration Agreement
2(l)         Opinion of Dechert Price & Rhoads
2(n)(i)      Consent of KPMG Peat Marwick LLP
2(n)(ii)     Consent of Tait, Weller & Baker
2(r)         Financial Data Schedule